File No. 333-277203

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 2	[X]
(Check Appropriate Box or Boxes)

AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Offices) (Zip Code)
Insurance Company’s Telephone Number, including Area Code: (800) 871-2000

Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b)
☒  on December 16, 2024 pursuant to paragraph (b)
☐  60 days after filing pursuant to paragraph (a)(1)
☐  on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐  New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐  Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐  If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Acton (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
☒  Insurance Company relying on Rule 12h-7 under the Exchange Act
☐  Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Corebridge MarketLock® Annuity
Single Purchase Payment Deferred Registered Index-Linked Annuity
issued by
American General Life Insurance Company
Prospectus Dated: December 16, 2024

This prospectus describes the Corebridge MarketLock® Annuity Contract and contains important information, including a description of all material features of the Contract. Please read this prospectus carefully before investing and keep it for future reference.
The Contract is a single Purchase Payment deferred registered index-linked annuity contract issued by American General Life Insurance Company (“AGL”). The Contract is designed to help you accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.
AGL does not allow additional Purchase Payments. The Contract is not a short-term investment and is not appropriate for investors who plan or need to take Withdrawals or Surrender the Contract during the first six Contract Years due to the application of Withdrawal Charges, or prior to the end of a Strategy Account Option Term because of the use of Interim Value to calculate the amount available for Withdrawal. These adjustments could significantly reduce the value of the Contract to less than the protection levels provided by the Strategy Account Options and could result in a loss of up to 100% of your investment under extreme circumstances. The Contract is an insurance contract and is not an index fund. The Contract is a complex investment and involves risks, including potentially significant loss of principal. You should speak with your financial representative about the Contract’s features, benefits, risks, and fees.
Under the Contract, you may allocate your Purchase Payment to one or more of the “Strategy Account Option(s)” that credit returns based on the performance of a specific Index or Indices during a defined period of time (a “Term”) and/or the “Fixed Account Option,” a fixed interest investment option. See “Appendix A: Investment Options Available Under the Contract” for additional information about each Strategy Account Option and the Fixed Account Option. The Term for a Strategy Account Option may be one, three, or six years. Positive Index returns may be limited based on the applicable interest crediting method (the “Upside Parameter”), and your investment is subject to a downside parameter that provides limited downside protection from negative Index returns (the “Buffer”). The Indices are price return indices and therefore do not reflect dividends paid on the securities comprising the Index.
The Upside Parameter limits the amount you can earn on a Strategy Account Option. Upside Parameters, except Lock Upside Parameters, including applicable rates, can change from one Term to the next subject to minimum guaranteed rates. The minimum guaranteed rates that may be established under the Contract for each of the Upside Parameters (other than Lock Upside Parameters) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 10%), and Trigger Rate (no lower than 2%). The Lock Thresholds for Strategy Account Options with Lock Upside Parameters are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
The Buffer provides limited protection from negative Index performance. You will incur a loss if negative Index performance exceeds the Buffer Rate on the Term End Date (and on each Contract Anniversary for a Strategy Account Option with Cap Secure). In extreme circumstances, you could lose 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 80% of your investment in a Strategy Account Option with a Buffer Rate of 20% if negative Index performance on the Term End Date is 100%. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. With a minimum guaranteed Lock Buffer Rate of 1%, in extreme circumstances, you could lose 99% of your investment in a Strategy Account Option with Lock Upside Parameter.
We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options, the Upside Parameters rates, Lock Buffer Rates, and Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract. If you choose to Surrender the Contract, you may be subject to Interim Values, Withdrawal Charges, taxes, and tax penalties. Similarly, if you replace the Contract with another retirement vehicle, it may have different features, fees, and risks than the Contract.

For an additional fee, the Contract includes an optional Return of Purchase Payment Death Benefit that, if elected, such fee will be deducted proportionally from the Allocation Account(s) on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. If you intend to elect such ongoing deductions, you should consult with your financial representative about whether this Contract is appropriate for you.
The Contract is available for use in connection with qualified and non-qualified annuities, including individual retirement accounts (“IRAs”), Roth IRAs and SEP IRAs. If you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself. You should fully discuss this decision with your financial representative.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will generally receive a full refund of the amount you paid with your application minus any Withdrawals made. The amount of the refund may vary according to state law. Interim Value will not apply when calculating your refund of the Purchase Payment. In states where a refund of Contract Value is required, Interim Value will apply which may lower the amount of your refund. See “Appendix E: State Variations.” You should review this prospectus and consult with your financial representative for additional information about the specific cancellation terms that apply.
The Company offers several different annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs, and investment options offered at different fees and expenses. You should carefully consider, among other things, whether the features of the Contract and the related fees provide the most appropriate solution to help you meet your retirement savings goals. The Company’s obligations under the Contract are subject to its financial strength and claims paying ability.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. All obligations and guarantees under the Contract are subject to the creditworthiness and claims-paying ability of the Company. An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at www.investor.gov.
Inquiries: If you have questions about your Contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website www.corebridgefinancial.com/annuities.
Purchase Payments must be sent to a separate address than that listed above. Please see “Purchasing a Corebridge MarketLock® Annuity” in this prospectus for the address to which you must send your Purchase Payment.

Special Terms

Accumulation Phase - The period during which you invest money in your Contract, from the Contract Issue Date until the Income Phase begins.
Allocation Account - A Strategy Account Option or the Fixed Account Option.
Annuity Service Center - American General Life Insurance Company, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date selected by you on which annuity income payments begin.
Beneficiary - The person(s) or non-natural entity(ies) you designate to receive any benefits under the Contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your Contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Buffer - The downside parameter that provides limited protection from negative Index performance. If negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index Performance in excess of the Buffer Rate. If negative Index performance does not exceed the Buffer Rate, you will not incur a loss.
Buffer Rate - A percentage used to calculate the Index Credit Rate for a Strategy Account Option when the Index Change is negative. For the purposes of this definition, “Buffer Rate” includes the “Lock Buffer Rate.”
Business Day - Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Time. If any transaction or event under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be processed using the applicable Index Value and will be deemed to occur on the next following Business Day unless otherwise specified.
Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate.
Cap Rate - A percentage used to calculate the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with a Cap.
Cap Secure - An Upside Parameter designed to limit your participation in positive Index performance up to and including the Cap Secure Rate measured each Contract Anniversary over a multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance on a Contract Anniversary meets or exceeds the Cap Secure Rate, the performance for the Strategy Account Option for that year will be limited to the Cap Secure Rate. While the performance for the Strategy Account Option based on the Cap Secure Rate will be calculated each Contract Anniversary, the Index Credit Rate is not applied until the Term End Date.
Cap Secure Rate - A percentage used to calculate the upside participation if the Index Change is positive measured at each Contract Anniversary over a multi-year Term for a Strategy Account Option with Cap Secure. A Cap Secure Rate is set for the entire multi-year Term and will not change throughout the Term or on any Contract Anniversary.
Cash Value - The total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable fees and Withdrawal Charges. The Cash Value will never be less than the minimum required by law.
Company - American General Life Insurance Company (“AGL”), the insurer that issues the Contract. The terms “we,” “us” and “our” are also used to identify the Company.
Continuation Contribution - If the optional Return of Purchase Payment Death Benefit has been elected, an amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the Contract Value as of the Good Order date. We will contribute this amount, if any, to the Contract Value upon spousal continuation.
Contract - The Corebridge MarketLock® Annuity.
Contract Anniversary - The same date, each subsequent year, as your Contract Issue Date.
Contract Issue Date - The Business Day we issue your Contract. The Contract Issue Date will generally be no later than two (2) Business Days after we receive your Purchase Payment and Contract application in Good Order. Contract Years and Contract Anniversaries are measured from this date.

Contract Value - The total amount attributable to your Contract. The Contract Value is the sum of all amounts invested in the Strategy Account Option(s) as well as the Fixed Account Option. If you invest in the Strategy Account Options, the Interim Value of those accounts will be used when determining your Contract Value on any day that is not a Term Start Date or Term End Date.
Contract Year - The 12-month period beginning on the Contract Issue Date and ending on each Contract Anniversary thereafter.
Dual Direction with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate. If the absolute value of the negative Index performance exceeds the Buffer Rate, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.
Final Index Value - The Index Value on the Term End Date.
Fixed Account Option Minimum Withdrawal Value - The portion of the Minimum Withdrawal Value attributable to the Fixed Account Option. The Fixed Account Option Minimum Withdrawal Value is equal to the value of the Purchase Payment allocated to the Fixed Account Option multiplied by a percentage based on applicable state law increased proportionally for transfers into the Fixed Account Option and reduced proportionally for any Net Withdrawals or transfers from the Fixed Account Option; accumulated at the minimum non-forfeiture interest rate, which generally ranges from 0.15% to 3.00% depending on applicable state law.
Fixed Account Option - An investment option under the Contract in which you may invest money and earn a fixed rate of return.
Good Order - Fully and accurately completed form(s) and/or instructions as determined by us, including any necessary documentation, applicable to any transaction or request received by us.
Income Phase - The period starting upon annuitization during which we make annuity income payments to you.
Index - The reference index to which a Strategy Account Option is linked. Each Index is a price return index, and its performance does not reflect any dividends or distributions paid on the securities comprising the Index.
Index Change - For all Strategy Account Options other than those with the Cap Secure Upside Parameter and Lock Upside Parameter, the percentage change in the Index Value between the Term Start Date and the Term End Date, which is determined by comparing the Index Value on the Term Start Date to the Index Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, the percentage change in the Index Value, which is measured by calculating the annual compounded percentage change in Index Value, including Contract Anniversaries during the Term.
For Strategy Account Options with Lock Upside Parameter, the percentage change in the Index Value, which is determined by comparing the Index Value on the Term Start Date and any day during the Term.
Index Credit - For all Strategy Account Options other than those with the Lock Upside Parameter, the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Lock Upside Parameter, (i) the dollar amount of gain reflected in your Strategy Account Option Value on the first day during the Term where the Index Change meets or exceeds the Lock Threshold at Market Close, or (ii) if the Index Change does not meet or exceed the Lock Threshold on any day at Market Close on or before the Term End Date, then the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
Index Credit may be positive, negative, or zero.
Index Credit Rate - For all Strategy Account Options other than those with Cap Secure Upside Parameter and Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date based on the Index Change on each Contact Anniversary during the Term.
For Strategy Account Options with Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on any day during the Term.
The Index Credit Rate may be positive, negative, or zero.

Index Value - An Index’s closing market price at the end of the Business Day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the previous Business Day. The Company relies on the Index Values reported by a third-party.
Initial Index Value - The Index Value on the Term Start Date.
Interim Value - The value of a Strategy Account Option on any day during the Term other than the Term Start Date or Term End Date. This value is used to determine the amount available in the Strategy Account Option for Withdrawals, Surrenders, annuitization, death benefits and to pay fees and charges during the Term. If you exercise a Performance Capture, the “captured” gain or loss will be based on an Interim Value. The Interim Value is calculated at the end of the Business Day. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
Lock - An Upside Parameter designed to limit your participation in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. When that occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date for that Strategy Account Option. After we apply the Index Credit Rate as of the date the Lock Threshold is met, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Lock Buffer Rate - The Buffer Rate associated with a Strategy Account Option with Lock Upside Parameter.
Lock Fixed Rate - For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
We may change the Lock Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Lock Threshold - A percentage used as a threshold, and to calculate, the Index Credit Rate if the Index Change meets or exceeds this percentage at Market Close on any day during the Term for a Strategy Account Option with Lock Upside Parameter. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Latest Annuity Date - The Contract Anniversary following your 95th birthday. The initial annuity income payment will be paid on the first Business Day of the month following the Latest Annuity Date.
Minimum Withdrawal Value - The minimum amount required to be paid to you on Surrender, payment of a death benefit or upon annuitization under the Contract required by applicable state law. The Minimum Withdrawal Value is equal to the Fixed Account Option Minimum Withdrawal Value.
Negative Adjustment - A proportional reduction in your Strategy Base if (i) a fee or charge is deducted from a Strategy Account Option on or before the Term End Date; or (ii) you take a Withdrawal (including, but not limited to, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy the required minimum distributions under the Internal Revenue Code, or free Withdrawal amounts) from a Strategy Account Option on or before the Term End Date. A Negative Adjustment could be greater than or less than the amount withdrawn and could significantly reduce your gains (if any) on the Term End Date (because the Index Credit Rate will be applied to a smaller Strategy Base).
Net Purchase Payment - A Purchase Payment that is reduced in the same proportion as the Contract Value is reduced by a Withdrawal on the date of such Withdrawal. Note that this proportional reduction may result in the Net Purchase Payment being reduced by more than the amount withdrawn when the Contract Value is less than the Net Purchase Payment remaining. For example, assume the Contract Value is $15,000, the Net Purchase Payment is $20,000 and a Withdrawal of $6,000 is taken. The Contract Value is reduced by $6,000 which is a 40% reduction. The corresponding deduction to the Net Purchase Payment would be $8,000 (40% x $20,000). A Net Purchase Payment is an on-going calculation. It does not represent a Contract Value.
Net Withdrawals - Withdrawals after adjustment for applicable Withdrawal Charges.
Non-Qualified Contract - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
Owner - The person or entity (if a non-natural Owner) with an interest or title to this Contract. The terms “you” or “your” are also used to identify the Owner.

Participation - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate.
Participation Rate - A percentage used as part of the calculation of the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with Participation. The Participation Rate is multiplied by the positive Index performance as part of the calculation of the Index Credit Rate if the Index Change is positive.
Performance Capture - Performance Capture is a feature offered for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter.
The table in "Appendix A: Investment Options Available Under the Contract" shows the Strategy Account Options that include Performance Capture as a feature versus the Strategy Account Options that include Lock as an Upside Parameter.
Once Performance Capture occurs, you will no longer participate in Index performance for the remainder of the Term, and you will not receive an Index Credit on the Term End Date for that Strategy Account Option. The “captured” value will then be credited with the Performance Capture Fixed Rate from the Performance Capture Date until the next Contract Anniversary.
You may exercise Performance Capture for one, some, or all of your applicable Strategy Account Options other than a Strategy Account Option with Lock Upside Parameter. You may decide not to exercise a Performance Capture. Performance Capture is not available for a Strategy Account Option with Lock Upside Parameter.
Performance Capture Date - If you exercise the Performance Capture for a Strategy Account Option, the date your Interim Value for that Strategy Account Option is captured.
Performance Capture Fixed Rate - For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Performance Capture Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Purchase Payment - The money you give us to buy and invest in the Contract.
Qualified Contract - A contract purchased with pretax dollars. These contracts are generally purchased under an IRA.
Renewal Notice - The notification we provide to Owners at least 10 days before the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). Among other information, your Renewal Notice will, as applicable: (i) remind you of your opportunity to decide how your Contract Value should be re-invested; (ii) remind you of the Allocation Accounts that will be available for investment; (iii) provide the current Performance Capture Fixed Rates, Lock Fixed Rates, Fixed Account Option interest rate, Upside Parameter rates and Lock Buffer Rates; and (iv) remind you to submit instructions to us before Market Close on the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). If The Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.
Return of Purchase Payment Death Benefit - The minimum death benefit provided by the optional Return of Purchase Payment Death Benefit, which may be elected, for a fee, at the time you purchase the Contract. The Return of Purchase Payment Death Benefit will equal 100% of the Purchase Payment on the Contract Issue Date. The Return of Purchase Payment Death Benefit will be proportionately reduced by Withdrawals. If the Return of Purchase Payment Death Benefit has been elected, the Return of Purchase Payment Death Benefit is only payable upon the death of the Owner during the Accumulation Phase.
Strategy Account Option - An index-linked investment option under the Contract.
Strategy Account Option Value - The value of your investment in a Strategy Account Option on any day during the Term.
Strategy Base - A value used to calculate Interim Value and Index Credits. The Strategy Base is equal to the Contract Value allocated to a Strategy Account Option on the Term Start Date and (i) reduced proportionally for Withdrawals, fees and charges, if any, deducted from the Strategy Account Option since the Term Start Date; and (ii) increased proportionally to any applicable Interim Value increase at the time of a Continuation Contribution when there is a spousal continuation upon death of Owner.
Surrender - A full Withdrawal of Cash Value and termination of the Contract.
Systematic Withdrawal Program - A program, for no additional charge, available during the Accumulation Phase where you may elect to receive periodic Withdrawals. Under the program, Withdrawals are taken proportionally from your Allocation Accounts and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Under this program, if a Withdrawal is scheduled for a day that does not exist in a given calendar month, it will occur on the last day of such month.
Term - The duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. The Term for a Strategy Account Option may be one, three, or six years.
Term End Date - The Contract Anniversary on the last day of the Term.
Term Start Date - The date the Purchase Payment or Contract Value is allocated to a new Term. The Term Start Date is generally the Contract Issue Date for the initial Term, and a Contract Anniversary for each subsequent Term.
Trigger - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date equal to the Trigger Rate. If you select a Strategy Account Option with a Trigger, and the Index performance on the Term End Date is greater than or equal to zero, you will receive an Index Credit Rate equal to the Trigger Rate. If Index performance exceeds the Trigger Rate, you will receive an Index Credit Rate equal to the Trigger Rate.
Trigger Rate - A percentage used to calculate the Index Credit Rate if the Index Change is greater than or equal to zero on the Term End Date for a Strategy Account Option with Trigger.
Upside Parameter - A feature of a Strategy Account Option that determines the extent to which a Strategy Account Option will participate in positive Index performance. The Upside Parameters are Cap, Cap Secure, Participation, Dual Direction with Cap, Trigger and Lock.
Withdrawal - The amount of Contract Value you withdraw from the Contract before adjustment for applicable Withdrawal Charges. A Withdrawal includes, but is not limited to, one-time Withdrawals, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy required minimum distributions under the Internal Revenue Code, free withdrawal amounts, and Withdrawals under the Extended Care Waiver or the Terminal Illness Waiver.
Withdrawal Charge Period - The period during which we may apply a Withdrawal Charge to Withdrawals and Surrenders. The Withdrawal Charge Period begins on the Contract Issue Date and ends the day after the last day of the sixth Contract Year.

Overview of the Contract

PURPOSE OF THE CONTRACT
The Corebridge MarketLock® Annuity is a single purchase payment deferred registered index-linked annuity contract that is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. An annuity is a contract between you (the Owner) and an insurance company (in this case, us). This Contract may be appropriate for you if you have a long investment time horizon, and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals. There could be significant loss of your principal investment under a Contract. You should discuss with your financial representative whether an index-linked annuity contract is appropriate for you.
The Contract is a “single purchase payment” annuity because only one Purchase Payment is allowed under the Contract. We may agree to accept multiple payments as part of a single Purchase Payment subject to certain limitations outlined in this prospectus. After the Contract is issued, additional Purchase Payments are not allowed.
PHASES OF THE CONTRACT
The Contract has two phases: (1) the Accumulation Phase (savings) and (2) the Income Phase (income). Prior to annuitizing, your Contract is in the Accumulation Phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Contract is annuitized, your annuity switches to the Income Phase, and we promise to pay you an income in the form of annuity income payments. Commencement of these payments is referred to as “annuitizing” your Contract.
Accumulation Phase
During the Accumulation Phase, you may allocate your Purchase Payment to one or more Allocation Accounts. The available Allocations Accounts are (i) Strategy Account Options that credit returns based on the performance of a specific Index or Indices during a Term and (ii) the Fixed Account Option. Additional information about each Strategy Account Option and the Fixed Account Option is provided in an appendix to this prospectus. See “Appendix A: Investment Options Available Under the Contract.” For all Strategy Account Options other than those with the Lock Upside Parameter, we credit positive or negative Index Credit to amounts allocated to a Strategy Account Option on the Term End Date (or, in the case of a Strategy Account Option with the Lock Upside Parameter, when the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term) based, in part, on the performance of the applicable Index. You could lose a significant amount of money in a Strategy Account Option if the Index declines in value.
We limit the negative Index Change used in calculating the Index Credit on the Term End Date (or the annual performance on each Contract Anniversary for Strategy Account Options with Cap Secure) by applying the Buffer, which provides a limited level of protection from loss. You will incur a loss if negative Index performance is greater than the Buffer Rate on the Term End Date (and on each Contract Anniversary for Strategy Account Options with Cap Secure). For example, if the Index Change is -15% and your Buffer Rate is 10%, your Index Credit Rate would be -5% (for Strategy Account Options with Cap Secure, the annual measured performance on that Contract Anniversary would be -5% and for Strategy Account Options with Dual Direction with Cap, if the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance). There is no guarantee that an Allocation Account you select for investment will always be available in the future or available with the same rates. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option other than those with Lock Upside Parameters is 10%. The minimum guaranteed Lock Buffer Rate that we offer under Strategy Account Options with Lock Upside Parameters is 1%.
We limit the positive Index Change (or Index Change equal to or greater than zero in the case of the Trigger Upside Parameter) used in calculating the Index Credit on the Term End Date based on the Upside Parameters. The Upside Parameters include:
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Cap: Cap limits your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and Index performance exceeds the Cap Rate, you will receive the Cap Rate. For example, if the Index Change is 15% and your Cap Rate is 10%, you will receive an Index Credit Rate of 10% on the Term End Date. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 2%.
•
Cap Secure: Cap Secure limits your participation in positive Index performance each Contract Anniversary of a multi-year Term Strategy Account Option up to and including the Cap Secure Rate. The Cap Secure Rate will remain the same for the entire multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance exceeds the Cap Secure Rate in any year, only the Cap Secure Rate will apply for that year . The Index

Credit Rate is applied at the Term End Date based upon the values measured on each Contract Anniversary (including the Term End Date). For example, if the annual Index Change is 15% and your Cap Secure Rate is 8%, your adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi-year Term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)6}-1=34.01%). The Cap Secure Rate can change from one Term to the next. We will not establish a Cap Secure Rate below 2%.
•
Participation: Participation limits your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change to determine the Index Credit Rate. For example, with a 100% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 10%. Alternatively, with an 80% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 8%. We will not establish a Participation Rate below 10%.
•
Dual Direction with Cap: Dual Direction with Cap allows you to participate in positive Index performance on the Term End Date up to the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. If the positive Index performance exceeds the Cap Rate, your positive Index performance will equal the Cap Rate. For example, if the Index Change is 11% and your Cap Rate is 8%, your Index Credit Rate would be 8%. Since the Index Change was positive, the Buffer would not come into play. If the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance. For example, if the Index Change is –10% and your Buffer Rate is 10%, your Index Credit Rate would be 10%. Alternatively, if the Index Change is -13% and your Buffer Rate is 10%, your Index Credit Rate would be -3%. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 2%.
•
Trigger: Trigger allows you to receive an Index Credit Rate equal to the Trigger Rate if Index performance is greater than or equal to zero on the Term End Date. If you select a Strategy Account option with a Trigger, and Index performance exceeds the Trigger Rate, you will receive the Trigger Rate. For example, if the Index Change is 2% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than zero. However, if the Index Change is 12% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than the Trigger Rate. The Trigger Rate can change from one Term to the next. We will not establish a Trigger Rate below 2%.
•
Lock: Lock allows you to receive an Index Credit Rate equal to the Lock Threshold as of that date, if the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term. For example, if the Lock Threshold is 50% and the Index Change at Market Close on any day during the Term is 50% or greater, you will receive an Index Credit Rate equal to 50%. After we apply the Index Credit Rate, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date. The Lock Threshold for a Strategy Account Option with a Lock Upside Parameter is a guaranteed minimum rate and will not change from one Term to the next. The available Lock Threshold percentages are: 30, 40, 50, 75, and 100.
Current Upside Parameter rates will be available from your financial representative and are always available online at www.corebridgefinancial.com/rila-rates. The rates applicable to your Purchase Payment will be stated in your Contract.
For all Strategy Account Options other than those with a Lock Upside Parameter, you will receive an Index Credit Rate reflecting a percentage gain or loss on the Term End Date.
For Strategy Account Options with a Lock Upside Parameter, if the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date, and thereafter will be credited with the Lock Fixed Rate until the next Contract Anniversary. At that point, the value within the Strategy Account Option will no longer be tied to Index performance. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate reflecting the positive or negative Index performance on the Term End Date, subject to the Buffer.
Fixed Account Option. The Fixed Account Option credits a fixed rate of interest daily that compounds over one year to the annual interest rate we declared for that Term. The initial interest rate for a Purchase Payment allocated to the Fixed Account Option is set on the Contract Issue Date and is guaranteed for a 1-year Term. A new interest rate will be declared before the Term End Date and will be guaranteed for the new Term. We determine the annual interest rates for new Terms at our discretion, subject to a guaranteed minimum interest rate that will never be less than 0.25%.

Income Phase
When you are ready to receive guaranteed income under the Contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or Surrender your Contract before the Latest Annuity Date, your Contract will be automatically annuitized. Once your Contract is annuitized, you will no longer be able to Surrender, take Withdrawals of Contract Value and all other features and benefits of your Contract, including the death benefit, will terminate. You can choose from the available annuity income options, which may provide income for life, for an available time period, or a combination of both. There is no death benefit during the Income Phase. Annuity income payments may be payable after death if you select a period certain annuity income option.
The Contract offers a standard death benefit as well as an optional death benefit available for an additional charge.
CONTRACT FEATURES
Access to your Money. You may Withdraw all or a portion of your Contract Value at any time before the Annuity Date. However, Withdrawals may be subject to Withdrawal Charges, Negative Adjustments to Interim Value and taxes and tax penalties. Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn. You should consult with your financial professional about the risks associated with Withdrawals s under the Contract.
Free Withdrawal Amount. There is a free Withdrawal amount under the Contract which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. Each Contract Year, the free Withdrawal amount will be equal to 10% of the previous Contract Anniversary Contract Value (or if withdrawn in the first Contract Year, the Purchase Payment amount) or, if higher, the amount of your required minimum related to this Contract only. The free Withdrawal amount is still subject to Interim Values and a Negative Adjustment if a Withdrawal or other transaction occurs prior to the Term End Date, forfeiture of Index Credit Rates, proportionate reductions to the optional Return of Purchase Payment Death Benefit, taxes, and potential tax penalties.
Performance Capture Feature. The Contract includes a “Performance Capture” feature for certain Strategy Account Options. If available, Performance Capture allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. The Performance Capture feature may not be available on all Strategy Account Options including those with a Lock Upside Parameter. Once a Performance Capture occurs, the Strategy Account Option will earn an annual rate with daily credited interest at the Performance Capture Fixed Rate until the next Contract Anniversary. There are risks associated with the Performance Capture. Once a Performance Capture occurs, the Interim Value within the Strategy Account Option will no longer be tied to Index performance, and you will not receive an Index Credit Rate on the Term End Date. The captured Interim Value cannot be transferred to a new Allocation Account or a new Term in the same Strategy Account Option until the next Contract Anniversary. You may only exercise the Performance Capture once during a Term on the full amount allocated to an applicable Strategy Account Option, and the exercise is irrevocable. You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant and could be as high as 100%. You should speak with your financial representative before exercising Performance Capture.
Death Benefit. The Contract provides a Contract Value death benefit at no additional charge. The Contract Value death benefit is equal to the greater of the Contract Value or the Minimum Withdrawal Value on the Business Day we receive all required documentation in Good Order.
Optional Return of Purchase Payment Death Benefit. For an additional fee, you may elect the Return of Purchase Payment Death Benefit which can provide greater protection for your Beneficiaries. You may only elect the Return of Purchase Payment Death Benefit at the time you purchase your Contract, and you cannot change your election thereafter at any time. The fee for the Return of Purchase Payment Death Benefit is 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from all Allocation Account Option(s) and charged on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. You may pay for the optional Return of Purchase Payment Death Benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment Death Benefit can only be elected prior to your 76th birthday.
The Return of Purchase Payment Death Benefit is the greatest of:
1.
Contract Value less applicable fees associated with the Return of Purchase Payment Death Benefit;
2.
Minimum Withdrawal Value; or
3.
Net Purchase Payments.

Withdrawals will reduce Net Purchase Payments, and therefore the Return of Purchase Payment Death Benefit, on a proportionate basis, and this reduction could be more than the amount of the Withdrawal.
Extended Care Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, beginning at least one year after the Contract Issue Date, you are receiving extended care in a Qualified Facility for 90 consecutive days or longer. The term “Qualified Facility” is defined in your Contract and means certain Assisted Living Facilities, Hospitals, or Nursing Facilities. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
Terminal Illness Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, at any time on and after the Contract Issue Date, you are initially diagnosed as having a Terminal Illness by a Qualified Physician. The term “Terminal Illness” is defined in your Contract and means any disease or medical condition which a Qualified Physician expects will result in death within one year from the date of certification. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges, but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
CONTRACT ADJUSTMENTS
If you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders (including “free look” withdrawals in states that require a refund of Contract Value rather than a refund of the Purchase Payment), and free Withdrawal amounts), exercise the Performance Capture feature, pay optional death benefit fees, annuitize your Contract or a death benefit is paid from a Strategy Account Option on any date prior to the Term End Date, your Contract Value in the Strategy Account Option will be its Interim Value. You could lose a significant amount of money due to the use of the Interim Value if amounts are removed from a Strategy Account Option prior to the Term End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Strategy Account Option until the Term End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value would be lower the earlier a Withdrawal or Surrender is made during a Term.

Important Information You Should Consider about the Contract

	Fees, Expenses and Adjustments	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If you take a Withdrawal from your Contract within six (6) years following the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8%, as a percentage of the Contract Value withdrawn. For example, if you make a Withdrawal during the Withdrawal Charge Period, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a Negative Adjustment based on Interim Values of the Strategy Account Options, taxes or tax penalties.
Interim Value Adjustments. Your Contract Value in a Strategy Account Option will be adjusted to the Interim Value if all or a portion of Contract Value is removed from the
Strategy Account Option during the Term. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Under extreme conditions, you could lose up to 100% of your investment in a Strategy Account
Option due to Interim Value. For example, if you allocate $100,000 to a Strategy Account
Option with a 3-year Term and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. The following transactions are subject to the Interim Value of Strategy Account Option:
•A fee or charge is deducted from the Strategy Account Option
•An amount is deducted from the Strategy Account Option due to a Surrender or
Withdrawal (including a systematic Withdrawal, RMDs, free Withdrawal amounts or any other Withdrawal);
•The Contract is annuitized; or
•The death benefit is paid;
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at
www.corebridgefinancial.com/annuities or by contacting your financial representative.
Fee Table Fees, Charges and Adjustments
Are There Transaction Charges?	No, other than Surrender Charges and Interim Value adjustments.	Not Applicable

	Fees, Expenses and Adjustments			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?
Yes.
Under the Strategy Account Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of an Upside Parameter.
This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional Return of Purchase Payment Death Benefit. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
Fee Table Fees, Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Optional Return of Purchase Payment Death Benefit available for an additional charge(1)	0.20%	0.20%
1 As a percentage of Net Purchase Payments on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract or make any other transactions, which could add Withdrawal Charges and Negative Adjustments for
Interim Value that substantially increase costs.

	Lowest Annual Cost: $0	Highest Annual Cost: $200
	Assumes: •Investment of $100,000 •5% annual appreciation •No Optional benefits •No sales charges •No transfers or withdrawal •No adjustment for Interim Values	Assumes: •Investment of $100,000 •5% annual appreciation •Optional Return of Purchase Payment Death Benefit •No sales charges •No transfers or withdrawals •No adjustment for Interim Values
Risks
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. If you invest in a Strategy
Account Option, under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 99% of your investment in a Strategy Account Option with a Lock Buffer Rate of 1% due to negative Index performance. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is
10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside
Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer
Rate of 1%.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the
Contract as a short-term investment or savings vehicle. A Withdrawal Charge may apply in certain circumstances and any Withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals could result in significant reductions to your Contract
Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals from a Strategy Account Option prior to the Term End Date may result in an adjustment for
Interim Value. Your Strategy Account Option Value will be transferred on the Term End
Date according to your instructions. If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•Any Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account
Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contact Value automatically transferred to the Fixed Account
Option in the absence of transfer instructions cannot be transferred to another available
Strategy Account Option until the next Contract Anniversary.
•Any Contract Value in an expiring Strategy Account Option with a multi-year Term or
Fixed Account Option will automatically be transferred or renewed to the Fixed Account
Option, subject to the applicable renewal interest rates and will remain there until you provide transfer instructions. The Contract Value automatically renewed or transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to a Strategy Account Option until the next Contract Anniversary.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Strategy Account Options under the Contract. Each Allocation Account will have its own unique risks. You should review the
Allocation Accounts before making an investment decision.
For investments in a Strategy Account Option, the Cap Rate, Cap Secure Rate, Participation
Rate, Trigger Rate or Lock Threshold will limit positive Index performance (e.g., limited upside). For example:
•If the Strategy Account Option has a Cap Rate, and the Index Change is 15% and the
Cap Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Cap Secure Rate, and the annual Index Change is
15%, and the Cap Secure Rate is 8%, the adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract
Anniversary within the multi- year Term would be compounded to establish the Index
Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a 6-year Term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)6}-1=34.01%);
•If the Strategy Account Option has a Participation, and the Index Change is 10% and the
Participation Rate is 110%, the Index Credit Rate would be 11% on the Term End Date;
•If the Strategy Account Option has a Trigger Rate, and the Index Change is greater than or equal to zero (for example, 12%), and the Trigger Rate is 4%, the Index Credit Rate
would be 4% on the Term End Date; and
•If the Strategy Account Option has a Lock Threshold and the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. For example, if the
Lock Threshold is 50% and the Index Change at Market Close on any day during the
Term is 50% or greater, you will receive an Index Credit Rate equal to 50% on that date, even if the Index Change on the Term End Date is 65%.
This may result in you earning less than the Index return.
For investments in a Strategy Account Option, the Buffer will limit negative Index Credit
Rates on the Term End Date (e.g., limited protection in the case of market decline). For example:
•If the Index Change is −25% and Buffer Rate is 10%, the Index Credit Rate would be
−15% (the amount that the Index Change exceeds the Buffer Rate) on the Term End
Date.
Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You bear all loss that exceeds the Buffer.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Owner for the Contract Value and the guaranteed benefits. The general obligations including the Fixed Account Option and Strategy Account Options under the Contract are supported by our general account and are subject to our claims paying ability. An Owner should look solely to our financial strength for our claims-paying ability.
More information about the Company, including our financial strength ratings, may be obtained at https://investors.corebridgefinancial.com/financials/Ratings/default.aspx.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
Transfer Restrictions. Contract Value allocated to a Strategy Account Option may only be transferred on the Term End Date. Contract Value allocated to the Fixed Account Option may not be transferred until the next Contract Anniversary. If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in a Strategy
Account Option until the Term End Date, your only options will be to take a Withdrawal from or Surrender the Contract, or exercise the Performance Capture feature (if available)
and transfer your Strategy Account Option Value on the next Contract Anniversary. If you elect one of these options, the transaction will be based on the Interim Values of the
Strategy Account Options. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. All Withdrawals taken (and fees and charges deducted from your Contract) will reduce your Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the
Interim Value is reduced (rather than a dollar-for-dollar basis) which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, and the fee or charge deducted.
Withdrawals and Surrenders may be subject to Withdrawal Charges, any applicable fees, and taxes (including a 10% Federal tax penalty before age 59½).
Transfer requests must be provided before Market Close on the Term End Date (or Contract
Anniversary after a Performance Capture or a Lock Threshold is met). If the Term End
Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business
Day before the Term End Date (or Contract Anniversary after a Performance Capture or a
Lock Threshold is met).
Performance Capture Restrictions. Manual Performance Capture is not allowed, and automatic Performance Capture settings cannot be changed, during the five (5) days prior to a Term End Date. Once a Performance Capture occurs, it cannot be revoked.
Investment Restrictions.
•Some Strategy Account Options may only be available on the Contract Issue Date. On the
Term End Date, you will only be able to invest in the Strategy Account Option(s)
available at that time.
•When allocating Contract Value on a Term End Date among the available Allocation
Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available to you for investment.
•The Company reserves the right to stop offering all but one Strategy Account
Option. We will provide you with written notice before adding, replacing, or removing a
Strategy Account Option or Index
Availability of Strategy Account Options and Indices. We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account
Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account
Options, the Upside Parameters rates, and the Lock Buffer Rates subject to the stated
guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract.
Certain Strategy Account Options and Indices may not be available through your financial representative. You may obtain information about the Strategy Account Options and Indices that are available to you by contacting your financial representative.
Allocation Accounts Transfers between Allocation Accounts

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Performance Capture feature, Extended Care Waiver, Terminal Illness
Waiver).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the
Company.
•Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
Availability of the optional Return of Purchase Payment Death Benefit. The optional
Return of Purchase Payment Death Benefit may not be available through certain selling broker-dealer firms. You should ask your financial representative if the optional Return of
Purchase Payment Death Benefit is available under your Contract.
Death Benefit – Death Benefit Options
TAXES
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through an IRA, there is no additional tax benefit under the
Contract.
•Earnings under your Contract are taxed at ordinary income tax rates when withdrawn.
You may be subject to a tax penalty if you take a Withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your financial representative may receive compensation for selling this Contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our Contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Purchasing a Corebridge MarketLock® Annuity – Exchange Offers

Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making Withdrawals from an Allocation Account or from the Contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time that you buy the Contract, Surrender or make Withdrawals from an Allocation Account or from the Contract, or transfer Contract Value between Allocation Accounts. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1]	8.00%
Transfer Fee	None
1  The Withdrawal Charge percentage is deducted upon a Withdrawal of amounts in excess of the free Withdrawal amount (generally 10% of the previous Contract Anniversary Contract Value). Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges and exceptions, see “Fees, Charges and Adjustments – Withdrawal Charges” and “Access to Your Money”.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from a Strategy Account Option or from the Contract before the expiration of a specified period.
Adjustments
Maximum Potential Loss Due to Interim Value Adjustment (as a percentage of Contract Value withdrawn from a Strategy Account Option)[1]	100%
1  We use the Interim Values for your Strategy Account Options if you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders (including “free look” withdrawals in states that require a refund of Contract Value rather than a refund of the Purchase Payment and free Withdrawal amounts), exercise the Performance Capture feature, pay optional death benefit fees, annuitize your Contract or a death benefit is paid from a Strategy Account Option on any date prior to the Term End Date. The maximum loss would occur if there is a total distribution for a Strategy Account Option at a time when the Index Value has declined to zero. If the Interim Value calculation applies to a transaction, the Buffer will not apply. See “Valuing Your Investment in a Strategy Account Option – Interim Values” for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Optional Benefit Expense – Optional Return of Purchase Payment Death Benefit[1] (as a percentage of remaining Net Purchase Payments)	0.20%
1  Charged annually based on remaining Net Purchase Payments. The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. The fee is pro-rated upon death or Surrender. Deduction of the fee from a Strategy Account Option will trigger an Interim Value adjustment and Negative Adjustment.
In addition to the fee described above, we may limit the amount you can earn on the Strategy Account Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

Principal Risks of Investing in the Contract

Market Risk.  An investment in the Contract is subject to the risk of poor investment performance of the Strategy Account Options to which you have allocated Contract Value. You can lose money by investing in this Contract, including loss of principal and/or prior earnings. While limited protection from losses is provided under your Contract through a Buffer, you bear some level of the risk of decline in your Contract Value resulting from the performance of the Indexed Crediting Rate Strategies and the risk of losses may be significant. Under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a 10% Buffer Rate and up to 80% of your investment in a Strategy Account Option with a 20% Buffer Rate. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%, and we will always offer at least one Strategy Account Option. If you take a withdrawal from a Strategy Account Option prior to the Term End Date, it will be based on the Interim Value and the Buffer will not apply. See “Early Withdrawal Risk,” below.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the federal deposit insurance corporation, the federal reserve board, or any other agency.
Early Withdrawal Risk.  This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income protections mean that this Contract is more beneficial to investors with a long investment time horizon.
You should carefully consider the risks associated with Withdrawals under the Contract. Withdrawals may be subject to significant Withdrawal Charges. If you make a Withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% Federal tax penalty. A Withdrawal may reduce the value of your standard and optional benefits. For instance, a Withdrawal will reduce the value of the death benefit. A Surrender will result in the termination of your Contract. We may defer payment of Withdrawals or Surrender for up to six months when permitted by law.
If you make a Withdrawal or Surrender your Contract within six years after the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8% of the amount withdrawn in excess of the 10% annual free Withdrawal amount. In addition, Withdrawals during a Term could result in a greater reduction in your Contract Value than if you waited until the Term End Date. Withdrawals during a Term will proportionately reduce your Strategy Base, which could be significantly more than the dollar amount of your Withdrawal. The application of the Interim Value to Withdrawals taken prior to the Term End Date and proportional reductions to your Strategy Base, together with any Withdrawal Charges, could significantly reduce your Contract Value and reduce any gains on the Term End Date. The Interim Value is the amount in the Strategy Account Option that is available for transactions that occur during the Term, including Withdrawals (including RMDs), Surrenders, Withdrawals under the free look, (in states that require a refund of Contract Value rather than a refund of the Purchase Payment. See “Appendix E: State Variations”), free Withdrawal amounts, Performance Captures, optional death benefit fees, death benefit payments, and annuitization. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before a Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted.
Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also significantly reduce any Index Credit applied at the Term End Date. The Upside Parameters and Buffer are not applied until the Term End Date and do not apply in calculating your Interim Values.
The Contract may not be appropriate if you intend to take Withdrawals from a Strategy Account Option prior to the Term End Date or from the Contract during the first six years. You should consult with your financial representative before making a Withdrawal.
Our Financial Strength and Claims-Paying Ability Risk.  Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. Therefore, the guarantees under the Contract are subject to our financial strength and claims-paying ability. The assets in the Separate Account, like our General Account, are subject to our creditors. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract.

Business Disruption Risk.  Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate the Index Change or process other Contract-related transactions or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Indices or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk.  We rely heavily on interconnected computer systems and digital data to conduct our annuity business activities. Because our annuity business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Index or Index issuers, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, impact our ability to calculate the Index Change, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities that comprise the Indices, which may cause the securities making up the Index to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners, the Indices or our service providers will avoid cyber-attacks or information security breaches in the future that may affect your Contract and/or personal information.
Allocation Account Availability Risk.  We reserve the right to add, remove and replace Allocation Accounts as available investment options. There is no guarantee that an Allocation Account you select for investment will always be available in the future or available with the same rates.
There is no guarantee that any Strategy Account Option will always be available in the future. However, we will always offer at least one Strategy Account Option that is either currently offered or is similar to one that is currently offered as of the date of this prospectus. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options, the Upside Parameters rates, and Lock Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract. Please note the Index for that Strategy Account Option remains subject to our right of substitution. See “Index Substitution Risk.”
If we remove an Allocation Account, it will be closed such that no transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the Term End Date.
Liquidity Risk.  This Contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. The Contract is not designed to be a short-term investment and may not be appropriate for you if you intend to take early or frequent Withdrawals.
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Transfer Limitations. The Contract restricts transfers between investment options, which will limit your ability to transfer your Contract Value in response to changes in market conditions or your personal circumstances. You may transfer Contract Value invested in an Allocation Account only on the Term End Date for that Allocation Account (or on the next Contract Anniversary after a Performance Capture occurs).
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Withdrawal and Surrender Consequences. You may take a Withdrawal or Surrender at any time during the Accumulation Phase; however, there may be significant risks and negative consequences associated with any such Withdrawal or Surrender, including potential Withdrawal Charges, taxes and tax penalties, and negative impacts to the value of your investment. If you take a Withdrawal or Surrender before the Term End Date of a Strategy Account Option, it will reduce the Interim Value of your investment in that Strategy Account Option. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted. Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also result in forfeiture of Index Credit Rates or significantly reduce any Index Credit Rates applied at the Term End Date. See “Early Withdrawal Risk.”
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Interim Values. There may be long periods of time when you can only perform a transaction under the Contract that is based on one or more Interim Values. For as long as you have multiple ongoing Terms for Strategy Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value. See “Interim Value Risk.”
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Taxes. Income taxes and certain tax restrictions may apply to any Withdrawal or Surrender. If taken before age 59½, a Withdrawal or Surrender may also be subject to a 10% federal tax penalty.
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Delays in Payment. We generally make payment of any amount due from the Contract within seven (7) days from the date we receive all required information in Good Order. When permitted by law, however, we may defer payment of any Withdrawal or Surrender proceeds for up to six (6) months from the date we receive your request.
Index Risk.  Strategy Account Option Value(s) will be impacted by the performance of the reference Index. Although you will not directly invest in the reference Index, you are indirectly exposed to the investment risks associated with an Index, such as market, equity and issuer risks. The following risks related to Index performance apply when you invest in a Strategy Account Option:
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Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Terms, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Term or multiple Terms.
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Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Strategy Account Options with multi-year Terms.
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Dividends Excluded from Index Values. Each Index is a price return index, not a total return index, and therefore Index Values do not include income from any dividends or other distributions paid by a market index’s component companies. This will cause the Index to underperform in comparison to a direct investment in a total return index.
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No Rights in the Index. When you invest in a Strategy Account Option, you are not investing directly in the Index or in the securities tracked by the Index, You have no rights with respect to the Index, the Index provider, or any aspect of the Index or any companies whose securities comprise the Index.
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Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how market conditions may impact your investment decisions under the Contract.
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Exposure to Investment Risks. When you invest in a Strategy Account Option, you are indirectly exposed to the investment risks that could cause the stocks or other instruments that comprise the Index to decrease in value. The Indices are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely impact Index performance. If you invest in a Strategy Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the level of the Strategy Account Option’s downside protection.
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Market Risk. Each Index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an Index may be significant and unpredictable.

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Equity Risk. Each Index is comprised of equity securities or other assets considered to represent a particular market or sector. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular market segment, or other asset classes.
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Issuer Risk. The performance of each Index depends on the performance of individual securities that make-up the Index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Risks Related to Specific Indices. In addition to the foregoing, each Index has its own unique risks, as follows:
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The S&P 500® Price Return Index
This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. Generally, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with small-capitalization (“small cap”) companies.
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Nasdaq-100 Index®
This Index is composed of equity securities issued by large-cap U.S. and non-U.S. companies, excluding financial companies. To the extent the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers.
Upside Parameter and Buffer Risk.  Each Strategy Account Option has an applicable Upside Parameter and Buffer for determining the Index Credit Rate applied to your Strategy Account Option Value. Each Strategy Account Options has an Upside Parameter that provides either a Cap, Cap Secure, Participation, Dual Direction with Cap, Trigger, or a Lock, and downside protection in the form of a Buffer (including the Dual Direction with Cap). The Upside Parameters (except Lock), including their applicable rates, can change from one Term to the next, however, each Upside Parameter is subject to minimum guaranteed rates. The minimum guaranteed rates that may be established under the Contract for each of the Upside Parameters (other than Lock) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 10%), and Trigger Rate (no lower than 2%). The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
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Upside Parameter Risk. If you invest Contract Value in a Strategy Account Option, the highest possible Index Credit Rate that you may achieve is limited by the applicable Upside Parameter. Because of these limits, the Index Credit Rate for a Strategy Account Option may be less than the positive Index Change. The Upside Parameters may therefore limit the positive Index Credit Rate, if any, that may be applied to your Contract Value for a given Term.
We set the Upside Parameter rates each Term in our discretion, however, they will never be less than the minimum rates set forth in this prospectus. You bear the risk that we will not set the Upside Parameter rates higher than these minimums.
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Lock Risk. Each Strategy Account Option with Lock Upside Parameter includes an automatic locking-in of an Index Credit Rate that is triggered by a target Index gain that is set on the Term Start Date (the “Lock Threshold”). If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer. Under such circumstances, the Lock Threshold will have no impact on your gains or losses. If the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. When that occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date. If the Lock Threshold is met at Market Close on any day during the Term and positive Index performance continues until the next Contract Anniversary, the Lock Threshold limits the positive Index Credit Rate that would otherwise have been applied to your Contract Value. If the Lock Threshold is met at Market Close on any day during the Term, thereafter you will receive the Lock Fixed Rate, which is subject to a guaranteed minimum interest rate of 0.25%, until the next Contract Anniversary.
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Buffer Risk. The Buffer provides only limited protection against negative Index performance. When you invest Contract Value in a Strategy Account Option, you bear the risk that negative Index performance may cause the Index Credit Rate to be negative even after the application of the Buffer. This would result in a negative Index Credit Rate and reduce your Strategy Account Option Value. Additionally, the Buffer provides downside protection only on the Term End Date, so your exposure to negative Index performance during a Term is greatest before the Term End Date. If negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate. For example, with a Buffer Rate of 10%, you could lose 90% of your investment in the Strategy Account Option if negative Index performance on the Term End Date is 100%. The minimum guaranteed Buffer Rate that we will offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to another subject to the minimum guaranteed Lock Buffer Rate of 1%. With a minimum guaranteed Lock Buffer Rate of 1%, in extreme circumstances, you could lose 99% of your investment in a Strategy Account Option with Lock Upside Parameter.
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Cap Secure Risk. For a Strategy Account Option with Cap Secure, since the gain or loss is established on the Term End Date based on Index performance on each Contract Anniversary, losses can accumulate so that you could lose a percentage in excess of the Buffer Rate in multiple years of the Term.
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Dual Direction with Cap Risk. For a Strategy Account Option with Dual Direction with Cap, you should note that, because the absolute value of any negative Index Change up to the Buffer Rate will be credited as a positive rate of interest, a negative Index Change on the Term End Date that is slightly below or slightly above the Buffer Rate can result in very different Index Credit Rates. For example, for a Strategy Account Option with Dual Direction with Cap with a 10% Buffer, if the negative Index Change is –10.00%, the Index Credit Rate will be 10%; whereas if the negative Index Change is -10.01%, the Index Credit Rate will be -0.01%.
Performance Capture Risk.  The Contract includes a “Performance Capture” feature for Strategy Account Options other than those with Lock Upside Parameter. If you exercise Performance Capture, your Interim Value for that Strategy Account Option on the Performance Capture Date is “captured” and will then earn an annual rate of interest credited daily at the Performance Capture Fixed Rate until the next Contract Anniversary.
Performance Capture is subject to the following risks:
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If you exercise Performance Capture, you will be capturing an Interim Value for the applicable Strategy Account Option. Interim Values may be unfavorable to you. See “Interim Value Risk.”
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If you capture an Interim Value that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Capture at a different time or not at all.
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On the Performance Capture Date, your Strategy Account Option Value will begin earning an annual rate with daily credited interest at the Performance Capture Fixed Rate until the next Contract Anniversary. Therefore, between the Performance Capture Date and the next Contract Anniversary, the value within the Strategy Account Option will no longer be tied to Index performance, and you will not receive an Index Credit Rate. The sooner after the Term Start Date a Performance Capture occurs the longer you will forego participating in Index performance.
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If you exercise Performance Capture manually, we will “capture” the next calculated Interim Value after we receive your request in Good Order. Once we receive your request in Good Order, it is irrevocable. You won’t know the captured Interim Value in advance. The captured Interim Value may be lower or higher than the Interim Value that was calculated on the last day before you submitted your request. When you exercise Performance Capture automatically, you will not know the captured Interim Value in advance, the captured Interim Value will be triggered by the target Interim Value gain you have instructed us to capture. You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
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You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
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The Performance Capture Fixed Rate may change at each Contract Anniversary, subject to a guaranteed minimum interest rate of 0.25%. The annual Performance Capture Fixed Rate will be stated in the Renewal Notice. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured Fixed Rate may change from one Contract Anniversary to the next within the Term.
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We will not provide advice or notify you regarding whether you should exercise the Performance Capture or the best time to do so. We will not warn you if you exercise the Performance Capture at a time that may not be beneficial to you. We are not responsible for any losses related to your decision whether or not to exercise the Performance Capture. There may not be a best time to exercise the Performance Capture during a Term.
See “Valuing Your Investment In A Strategy Account Option – Performance Capture.”
Index Substitution Risk.  During a Term, if an Index is discontinued or if the calculation of the Index is substantially changed by the Index provider, or if Index Values should become unavailable for any reason, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the original Index. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the original Index. If we substitute the Index for a Strategy Account Option in which you are invested, your investment in the Contract is subject to the same terms and conditions as any other investment in a Strategy Account Option under the Contract. For example, you may not be permitted to transfer Contract Value prior to the Term End Date if an Index substitution occurs.
If we substitute an Index during a Term, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the Term Start Date to the substitution date. We will use a similar process if multiple substitutions occur during a Term. The substitution of an Index will have no impact on the Strategy Account Option’s Term, Upside Parameter, Buffer, or any other features or rates for that Strategy Account Option other than the Index to which the Strategy Account Option is linked.
This example is intended to show how we would calculate the Index Change during a Term in which an Index was substituted.
Index Change on substitution date for original Index
Initial Index Value for original Index	1000
Index Value for original Index on substitution date	1050
Index Change for original Index on substitution date	(1050 / 1000) -– 1 = 5%
This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.
Revised Initial Index Value for replacement Index
Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1000
Revised Initial Index Value for replacement Index	1000/(100% +5%) = 952.38
The Index Change calculation for that Term is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.
Assuming the Final Index Value for the replacement Index is 1010.52, then the Index Change on the Term End Date will be 6.10% ((1010.52 - 952.38) / 952.38).
See “Valuing Your Investment In A Strategy Account Option – Index Substitutions.”
Availability by Selling Broker-Dealer.  The availability of the Strategy Account Option, Indices, and the optional Return of Purchase Payment Death Benefit described in this prospectus may vary by selling broker-dealer firm. For example, a firm may choose not to offer certain Strategy Account Options that are described in this prospectus. Only those Strategy Account Options and death benefit available through your firm will be part of your Contract and will be described in your firm’s marketing materials. You should ask your financial representative for details about the specific Strategy Account Options and the death benefit available under your Contract.
Interim Value Risk.  On any day during the Term, other than the Term Start Date and Term End Date, we determine the Strategy Account Option Value for each Strategy Account Option by calculating its Interim Value. We calculate your Interim Value based on the value of a hypothetical portfolio of financial instruments designed to replicate the Strategy Account Option Value if it were held until the Term End Date. Such value could be less than your investment in the Strategy Account Option even if the Index is performing positively. This means that even if the Index Change is positive, it is possible that the Interim Value may not have increased. The Interim Value is the amount in the Strategy Account Option that is available for transactions that occur during the Term, including Withdrawals (including RMDs), Surrenders (including Free Looks in states that require a return of Contract Value rather than a return of Purchase Payment. See “Appendix E: State Variations”), free Withdrawal amounts, Performance Capture, optional death benefit fees, death benefit payments, and annuitization. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%.
All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce your Contract Value death benefit on a dollar- for- dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted.
The following transactions impact the Interim Value of a Strategy Account Option:
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A fee or charge is deducted from the Strategy Account Option; or
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An amount is deducted from the Strategy Account Option due to a Surrender or any Withdrawal; or
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The Contract is annuitized; or
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The death benefit is paid.
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If you choose to allocate your Purchase Payment to a Strategy Account Option, an Index Credit will not be credited to your Contract Value until the Term End Date. This means that an Index Credit will not be credited to any amounts withdrawn prior to the Term End Date. This includes Contract Value applied to pay a death benefit or to begin an annuity income option. Except for the Term Start Date and the Term End Date, your Interim Value is the amount available for Withdrawals, Surrenders, annuitization and death benefits. You should consider the risk that it could be less than your original investment even when the applicable Index is performing positively.

Purchasing a Corebridge MarketLock® Annuity

When you purchase an annuity, a Contract exists between you and the Company. You are the Owner of the Contract.
Maximum Issue Age
We will not issue a Contract to anyone age 86 or older on the Contract Issue Date (age 76 or older with optional Return of Purchase Payment Death Benefit).
Joint Ownership
A Non-Qualified Contract may be jointly owned by a spouse or non-spouse. Joint Owners possess an equal and undivided interest in the Contract. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the Contract has been issued is contingent upon prior review and approval by the Company. We will not issue a Qualified Contract with joint Owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the Contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
In certain states, we may issue the Contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the Contract such as spousal continuation of the death benefit.
See “Appendix E: State Variations” for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this Contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. At its sole discretion, the Company reserves the right to decline to issue this Contract to certain entities. We apply various considerations including, but not limited to, estate planning, tax consequences, and the propriety of this Contract as an investment consistent with a non-natural Owner’s organizational documentation. For more information on non-natural ownership, see “Taxes.” You should consult with your tax and/or legal adviser in connection with non-natural ownership of this Contract.
"Insurable Interest” is evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

Assignment of the Contract/Change of Ownership
You may assign this Contract before the Income Phase begins. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center, and you have received our consent to the assignment.
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Your rights and those of any other person with rights under this Contract will be subject to the assignment.
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We are not responsible for the validity, tax or other legal consequences of any assignment.
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An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right to refuse our consent to any assignment at any time on a non-discriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation, including but not limited to the extent necessary to qualify for exemption from the Securities and Exchange Act of 1934 reporting under Rule 12h-7. An assignment may result in adverse tax consequences. See “Taxes” for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the Contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the Contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the Contract. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits or adjustment of future annuity income payments.
Allocation of Purchase Payment
To issue your Contract, we must receive your Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions. The minimum Purchase Payment for Qualified and Non-Qualified Contracts is $25,000. If you purchased your Contract through certain broker-dealers, the minimum Purchase Payment may be higher. We may agree to accept multiple payments as part of a single Purchase Payment subject to the limitations outlined in this prospectus. If we agree to accept multiple payments as part of a single Purchase Payment and the minimum Purchase Payment is satisfied within 60 days from the date the application was signed or the electronic order submission date, we will issue your Contract provided all required paperwork is in Good Order. If an additional payment is received after the 60th day, we will treat the payment as a request for a second contract provided the payment satisfies the minimum Purchase Payment.
Purchase Payment Restrictions
We reserve the right to refuse any Purchase Payment and restrict allowance of a Purchase Payment based on age and election of the optional Return of Purchase Payment Death Benefit. We reserve the right to require Company approval prior to accepting a Purchase Payment greater than the Purchase Payment Limit. The “Purchase Payment Limit” is the maximum Purchase Payment of $2,000,000 without prior Company approval. We may choose to accept Purchase Payments in excess of $2,000,000 at our sole discretion.
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For Contracts owned by a non-natural Owner, we reserve the right to require Company approval prior to accepting any Purchase Payment.
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Company pre-approval may also be required for a Purchase Payment that would cause total Purchase Payments in all contracts issued by AGL, The United States Life Insurance Company  ("US Life") and/or The Variable Annuity Life Insurance Company ("VALIC") to the same Owner and/or Annuitant to exceed the Purchase Payment Limit.
Submission of Purchase Payment
A Purchase Payment is not considered received by us until received at our Annuity Service Center. Delivery of a Purchase Payment to any other address may result in a delay in issuing your Contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
American General Life Insurance Company
Purchase Payment Processing Center
P.O. Box 100330
Pasadena, CA 91189-0330

Overnight/Express Delivery:
JPM Chase – AGL 100330
Purchase Payment Processing Center 2710 Media Center Drive
Building #6, Suite 120
Los Angeles, CA 90065-1750
Receipt of Purchase Payments
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center.
Your Contract Issue Date is the day we apply your Purchase Payment, which will generally be no later than two (2) Business Days after your Purchase Payment and application is received at the Annuity Service Center in Good Order. On the Contract Issue Date, we will allocate your Purchase Payment, minus any applicable taxes, to the Allocation Account(s) you selected according to the allocation instructions submitted with your application in Good Order. Allocation instructions must be in whole percentages only. If we do not receive instructions allocating your Purchase Payment, your application is not in Good Order and we will not issue your Contract.
Initial Hold on Rates
The initial hold on rates ensures you receive the best available rates in effect (among the application-signed date, electronic order submission date, or Contract Issue Date) if the Contract is issued within 60 days of the earlier of application-signed date or electronic order submission date. On your Contract Issue Date, we will apply the Fixed Account Option interest rate and Upside Parameter rates and Lock Buffer Rate applicable to your Contract for your initial Allocation Account elections.
The initial Fixed Account Option interest rate is guaranteed for one Contract Year. The initial Upside Parameter rates and Lock Buffer Rates applied on your Contract Issue Date are guaranteed for the length of the initial Term. The initial Fixed Account Option interest rate, Upside Parameter rates and Lock Buffer Rates are determined as follows:
If the Contract is issued within 60 days from the earlier of application signed date or the electronic order submission date, rates will be the better of the rates in effect on:
the application-signed date, or
the electronic order submission date, or
the Contract Issue Date.
If the Contract Issue Date is not within the 60th day after the earlier of the application signed date or the electronic order submission date, then rates will be those in effect on the Contract Issue Date.
This initial hold applies to all rates except guaranteed minimum interest rates, the Performance Capture Fixed Rates or the Lock Fixed Rates.
Free Look
You may cancel your Contract and receive a refund during the “free look” period. The free look period generally lasts ten (10) days beginning on the day you receive your Contract, but may vary according to state law. See “Appendix E: State Variations.”
To cancel, mail the Contract along with your written free look request to:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570.
If you return your Contract and provide cancellation instructions, and it is post-marked during the free look period, it will be cancelled as of the date we receive your Contract and cancellation instructions in Good Order. The amount of your refund will generally be your Purchase Payment minus any Withdrawals made. Interim Value will not apply when calculating your refund of the Purchase Payment. The amount of the refund may vary according to state law and when the free look is requested. If state law requires a refund of your Contract Value rather than a refund of your Purchase Payment, an Interim Value adjustment will apply which may lower the amount of your refund. Please ask your financial representative for more details. Your refund amount may be subject to income tax consequences, which includes tax penalties, but will not be subject to Withdrawal Charges. You should consult with a qualified tax adviser before cancelling your Contract.

In addition, if your Contract was issued as an IRA and you return your Contract within seven (7) days after you receive it, we will return the greater of your Purchase Payment (less any Withdrawals) or the Contract Value, plus any amount that may have been deducted as fees and charges on the day we receive your request in Good Order.
State variations may apply to your Contact. See “Appendix E: State Variations.”
Exchange Offers
From time to time, we allow you to exchange an older annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Allocation Accounts

You may allocate your Purchase Payment among any of the available Allocation Accounts which include a Fixed Account Option and Strategy Account Option(s). You may transfer Contract Value between Allocation Accounts only at certain times. See “Transfers Between Allocation Accounts” for more information.
The Strategy Account Option rates are guaranteed for their applicable Term. For all Allocation Account Options, we will provide you with a notice at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or Lock Threshold is met) explaining the Allocation Accounts available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and directing you to our website where you can view renewal interest rates and Strategy Account Option rates declared for the next Term. You may obtain renewal interest rates online at www.corebridgefinancial.com/rila-rates or by contacting your financial representative.
Fixed Account Option
The Fixed Account Option credits a fixed rate of interest daily that compounds over one year to the annual interest rate we declared for that Term.
Information regarding the features of the Fixed Account Option, including (i) its name, (ii) its Term and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See “Appendix A: Investment Options Available Under the Contract.”
The initial interest rate for a Purchase Payment allocated to the Fixed Account Option is set on the Contract Issue Date and is guaranteed for a 1-year Term. A new interest rate will be declared before the Term End Date and will be guaranteed for the new Term. We determine the annual interest rates for new Terms at our discretion, subject to a guaranteed minimum interest rate that will never be less than 0.25%.
Interest will be credited on a daily basis during the Term. The daily rate is calculated as [((1+Annual Interest Rate) ^ (1/365)) - 1].
In a leap year, the daily rate is calculated as [((1+Annual Interest Rate) ^ (1/366)) - 1].
The Fixed Account Option will serve as the default allocation option in the absence of your instructions or if your allocation to a Strategy Account Option is no longer available.
We will notify you at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining the Strategy Account Options available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and directing you to our website where you can view the renewal interest rates and current Strategy Account Option rates declared for the next Term.
See “Transfers Between Allocation Accounts” for information on how you may provide instructions on reallocating Contract Value on a Term End Date (or the Contract Anniversary after a Performance Capture or a Lock Threshold is met).
Interests in the Fixed Account Option are not registered under the Securities Act of 1933, as amended, and the Fixed Account Option is not registered as an “investment company” under the Investment Company Act of 1940, as amended.
Strategy Account Options
You can allocate your Purchase Payment and Contract Value to one or more of the Strategy Account Option(s) offered under the Contract, in addition to the Fixed Account Option. We will credit positive, negative, or zero Index Credit, as applicable, at the Term End Date to amounts allocated to a Strategy Account Option based, in part, on the performance of the Index. An investment in a Strategy Account Option is not an investment in the Index or any index fund. You could lose a significant amount of money if the Index declines in value. If amounts are removed from a Strategy Account Option before the Term End

Date, you could lose a significant amount of money due to the Interim Value adjustment. The availability of Strategy Account Options may vary by the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.
We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options, the Upside Parameters rates, and Lock Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract.
Information regarding the features of each currently offered Strategy Account Option, including (i) the Index name, (ii) the type of Index, (iii) the Term, (iv) the Index Crediting Method, (v) the Current Buffer Rate, (vi) the Guaranteed Minimum Limit on Upside Parameter Rates, and (vii) the Availability of Performance Capture, is available in Appendix A to the prospectus. See “Appendix A: Investment Options Available Under the Contract.”
The Term for a Strategy Account Option may be one, three, or six years. Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional which Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Strategy Account Options with shorter Terms will provide more opportunities for Index Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Strategy Account Options with shorter Terms generally tend to have less potential for gain. Conversely, investing in Strategy Account Options with longer Terms will provide fewer opportunities for Index Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Strategy Account Options with longer Terms generally tend to have more potential for gain.
Amounts must remain in a Strategy Account Option (other than those with Lock Upside Parameter when a Lock Threshold has been met) until the Term End Date to be credited with an Index Credit Rate. A Withdrawal from the Strategy Account Option during a Term could result in a possible Negative Adjustment to the Interim Value in addition to potential Withdrawal Charges and tax consequences.
When you invest in a Strategy Account Option, your investment begins on the Term Start Date and generally ends on the Term End Date. On the Term End Date, we apply gain or loss to your Contract based on how the Strategy Account Option performed. The Strategy Account Option’s performance is linked to the performance of an Index. See “The Indices.” The Index’s performance is measured by calculating the Index Change.
For example, regardless of how the Index otherwise performed between the Term Start Date and the Term End Date:
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If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
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If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).
For a Strategy Account Option with Cap Secure Upside Parameter, the Index Changes are calculated on Contract Anniversaries. For a Strategy Account Option with Lock Upside Parameter, the Index Change may be calculated before the Term End Date. See examples later in this section for more information.
The amount of gain or loss applied to your investment will depend on the Index Change and the Strategy Account Option’s upside and downside parameters. For example:
Applying Upside Parameters:
When the Index Change is positive, your Strategy Account Option Value increases. The extent to which you participate in the positive Index performance depends on the Strategy Account Option’s Upside Parameter. The applicable Upside Parameter will limit the positive Index performance credited to the Strategy Account Option at the Term End Date. For each Strategy Account Option available for investment, the rates of the Upside Parameters that we are currently offering for new Terms are available at the following website address: www.corebridgefinancial.com/rila-rates. The rates of the Upside Parameters posted on that website address are incorporated by reference into the prospectus.
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If you select a Strategy Account Option with a Cap, and Index performance exceeds the Cap Rate, you will receive the Cap Rate. For example, if the Index Change is 15% and your Cap Rate is 10%, you will receive an Index Credit Rate of 10% on the Term End Date. The Cap Rate will not change during a Term, but can change from one Term to the next. We will not establish a Cap Rate below 2%.
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If you select a Strategy Account Option with Cap Secure, Cap Secure limits your participation in positive Index performance each Contract Anniversary of a multi-year Term Strategy Account Option up to and including the Cap

Secure Rate. The Cap Secure Rate will remain the same for the entire multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance exceeds the Cap Secure Rate in any year, only the Cap Secure Rate will apply for that year. The Index Credit Rate is applied at the Term End Date based upon the values measured on each Contract Anniversary (including the Term End Date). For example, if the annual Index Change is 15% and your Cap Secure Rate is 8%, your adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi- year term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)^6}-1 = 34.01%). The Cap Secure Rate will not change during a Term, but can change from one Term to the next. We will not establish a Cap Secure Rate below 2%.
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If you select a Strategy Account Option with Participation, the Participation Rate limits your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change to determine the Index Credit Rate. For example, with a 100% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 10%. Alternatively, with an 80% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 8%. The Participation Rate will not change during a Term, but can change from one Term to the next. We will not establish a Participation Rate below 10%.
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If you select a Strategy Account Option with a Trigger and the Index Change on the Term End Date is equal to or greater than zero, your Strategy Account Option Value increases up to the Trigger Rate. Due to the operation of the Trigger, you may not fully participate in positive Index performance. For example, if the Index Change is 2% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than zero. However, if the Index Change is 12% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than the Trigger Rate. The Trigger Rate will not change during a Term, but can change from one Term to the next. We will not establish a Trigger Rate below 2%.
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If you select a Strategy Account Option with Lock, when the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, your Strategy Base increases by the Lock Threshold. Due to the operation of the Lock, you may not fully participate in positive Index performance. After we apply the Index Credit Rate, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date. For example, if the Lock Threshold is 50% and the Index Change at Market Close on any day during the Term is 50% or greater, you will receive an Index Credit Rate equal to 50% even if the Index Change is higher than 50% on the Term End Date. The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
We determine the rates for the Upside Parameter (other than the Lock Thresholds) for each new Term at our discretion, subject to the guaranteed minimums stated above. We consider a number of factors when declaring rates for the Upside Parameters. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower rates for future Terms, and that such rates could be as low as the guaranteed minimum rates for that Strategy Account Option. Rates offered for new Terms may be different from those offered to new investors or offered to you at Contract issuance.
Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Term length, a Strategy Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Term length, a Strategy Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.
Applying the Downside Parameter (Buffer):
When the Index Change is negative, the Buffer will limit the negative Index Credit to the Strategy Account Option at the Term End Date.

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If you elect a Strategy Account Option with Dual Direction with Cap, when the Index Change on the Term End Date is negative but within or equal to the Buffer Rate, your Contract gains value up to the absolute value of any negative Index performance. Your Contract will incur loss for negative Index performance beyond the Buffer Rate. For example, if the Index Change is –10% and your Buffer Rate is 10%, your Index Credit Rate would be 10%. Alternatively, if the Index Change is -13% and your Buffer Rate is 10%, your Index Credit Rate would be -3%.
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If you elect a Strategy Account Option with Cap Secure, the Buffer is applied to the Index performance for each year of the multi-year Term. If the Index performance in multiple years is negative, losses in excess of the Buffer Rate for multiple years can compound and will impact the Index Credit on the Term End Date. For example, if the annual Index Change is -15% and your Buffer Rate is 10%, your adjusted annual Index performance is -5% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi- year term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is -5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be -26.49% ({(1-5%)^6}-1 = -26.49%).
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For all Strategy Account Options other than those with Dual Direction with Cap or Cap Secure, when the Index Change on the Term End Date is negative, your Contract will lose value only to the extent that the Strategy Account Option’s Buffer does not protect you from loss. The Buffer provided by a Strategy Account Option will depend on its Buffer Rate. We currently only offer Strategy Account Options with Buffers as the downside protection. Due to the operation of the Buffer, your Contract will incur loss for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur any loss because of that negative Index performance. For example, if the Index Change is negative 15% and your Buffer Rate is 10%, your Index Credit Rate would be negative 5%.
The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change during a Term or from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%.
We set the Buffer Rates for each Strategy Account Option at our sole discretion. We consider various factors in determining the Buffer Rates, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Term length, a Strategy Account Option that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Term length, a Strategy Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.
Each of these parameters are described in additional detail below. For more information about how gains and losses are calculated on the Term End Date, as well as about Interim Values and Performance Capture, including examples, see “Valuing your Investment in a Strategy Account Option.”
We will always offer at least one Strategy Account Option that is either currently offered or is substantially similar to one that is currently offered as of the date of this prospectus. Please note the Index for that Strategy Account Option remains subject to our right of substitution. See “Valuing your Investment in a Strategy Account Option – Index Substitutions.” We may not offer any other Strategy Account Options for investment in the future. You may not be able to invest in a particular Strategy Account Option in the future, even if it was previously made available to you.
Examples
The following examples illustrate how we calculate and credit Index Credit under each Strategy Account Option assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals. The examples are not a representation of past or future performance for any Strategy Account Option. Actual performance may be greater or less than those shown. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index performance.

Calculations are rounded for the purpose of the examples.
1.
Upside Parameter: Calculating Gain for a Strategy Account Option with Cap
On the Term End Date for a Strategy Account Option with Cap, if the Index Change is positive or zero, we use the Cap Rate to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:
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If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
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If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
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If the Index Change is zero, your Index Credit Rate will equal zero.
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If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
You will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap, we may declare a new Cap Rate for new Terms, subject to the applicable guaranteed minimum Cap Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using a Cap. Both examples assume a Cap Rate of 5%.
Hypothetical Examples of the Cap
(Assuming a Cap Rate of 5%)

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In the first example, the Index Change is +2%, which does not exceed the Cap Rate, so your Index Credit Rate would be +2%.
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In the second example, the Index Change is +12%, which exceeds the Cap Rate, so your Index Credit Rate would be equal to the Cap Rate of +5%.
2.
Upside Parameter: Calculating Gain for a Strategy Account Option with Trigger
On the Term End Date for a Strategy Account Option with Trigger, if the Index Change is greater than or equal to zero, we use the Trigger Rate to calculate your gain. We calculate your Index Credit Rate using the Trigger as follows:
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If the Index Change is positive and less than or equal to the Trigger Rate, your Index Credit Rate will equal the Trigger Rate.
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If the Index Change is positive and exceeds the Trigger Rate, your Index Credit Rate will equal the Trigger Rate.
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If the Index Change is zero, your Index Credit Rate will equal the Trigger Rate.
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If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
You will not participate in any Index performance beyond the Trigger Rate. The Trigger Rate limits the upside potential of your investment.

For each Strategy Account Option with Trigger, we may declare a new Trigger Rate for new Terms, subject to the applicable guaranteed minimum Trigger Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using a Trigger. Both examples assume a Trigger Rate of 4%.
Hypothetical Examples of the Trigger
(Assuming a Trigger Rate of 4%)

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In the first example, the Index Change is +2%, which is less than or equal to the Trigger Rate, so your Index Credit Rate would be equal to the Trigger Rate of +4%.
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In the second example, the Index Change is +12%, which exceeds the Trigger Rate, so your Index Credit Rate would be equal to the Trigger Rate of +4%.
3.
Upside Parameter: Calculating Gain for a Strategy Account Option with Dual Direction with Cap
On the Term End Date for a Strategy Account Option with Dual Direction with Cap, if the Index Change is positive, zero, or negative up to the Buffer Rate, we use the Cap Rate or the absolute value of the Index Change to calculate your gain, if any. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of –10% is 10.
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If the Index Change is between the Cap Rate, and the Buffer Rate (or equal to either), your Index Credit will equal the absolute value of the Index Change.
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If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
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If the Index Change is zero, your Index Credit Rate will equal zero.
You will not participate in any Index performance beyond the Cap Rate when the Index Change is positive. The Cap Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap, we may declare a new Cap Rate for new Terms, subject to the applicable guaranteed minimum Cap Rate.
The illustration below includes four examples of how we calculate the Index Credit Rate on the Term End Date using a Dual Direction with Cap. All examples assume a Cap Rate of 5% and a Buffer Rate of 10%.

Hypothetical Examples of the Dual Direction Buffer with Cap
(Assuming a Cap Rate of 5% and a Buffer Rate of -10%)

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In the first example, the Index Change is +2%, which does not exceed the Cap Rate, so your Index Credit Rate would be +2%.
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In the second example, the Index Change is +12%, which exceeds the Cap Rate, so your Index Credit Rate would be equal to the Cap Rate of +5%.
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In the third example, the Index Change is -7%, and within or equal to the Buffer Rate, so your Index Credit Rate would be the absolute value of the negative Index Change, not limited by the Cap Rate, up to the Buffer Rate. Your Index Credit Rate would be +7%.
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In the fourth example, the Index Change is -12%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -2%.
4.
Upside Parameter: Calculating Gain for a Strategy Account Option with Participation
On the Term End Date for a Strategy Account Option with Participation, if the Index Change on the Term End Date is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.
We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate. You participate in a percentage of the positive Index performance, which may limit the upside potential of your investment.
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A Participation Rate equal to 100% means that you will fully participate in positive Index performance.
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A Participation Rate less than 100% means that you will not fully participate in positive Index performance.
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We may declare Participation Rates greater than 100%, which would have the effect of increasing your gains relative to the Index Change.
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If the Index Change is zero, your Index Credit Rate will equal zero.
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If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
If the Participation Rate is less than 100%, you will not fully participate in positive Index performance, limiting the upside potential of your investment.
For each Strategy Account Option with Participation, we may declare a new Participation Rate for new Terms, subject to the applicable guaranteed minimum Participation Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using Participation.

Hypothetical Examples of the Participation
(Assuming Participation Rates as listed)

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In the first example, the Index Change is 20% and the Participation Rate is 120% so your Index Credit Rate would be +24%. We calculate your Index Credit Rate by multiplying the Index Change (20%) x Participation Rate (120%) = 24%. Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.
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In the second example, the Index Change is 20% and the Participation Rate is 80%, so your Index Credit Rate would be +16%. We calculate your Index Credit Rate by multiplying the Index Change (20%) x Participation Rate (80%) = 16%. Here, the Participation Rate had the effect of decreasing your gains relative to the Index Change.
5.
Upside Parameter: Calculating Gain for a Strategy Account Option with Cap Secure
The Cap Secure Rate is guaranteed for the entire multi-year Term. We calculate your Index Credit Rate on the Term End Date by compounding the annual Index performance during the Term as follows:
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If the Index Change is positive and less than or equal to the Cap Secure Rate on a Contract Anniversary, your Index performance for the Contract Year will equal the Index Change, then further adjusted based on a compounded calculation of the performance to date.
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If the Index Change is positive and exceeds the Cap Secure Rate on a Contract Anniversary, your Index performance for that Contract Year will equal the Cap Secure Rate, then further adjusted based on a compounded calculation of the performance to date.
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If the Index Change is zero on a Contract Anniversary, your Index performance for that Contract Year will equal zero, then further adjusted based on a compounded calculation of the performance to date.
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If the Index Change is negative on a Contract Anniversary, your Index performance for that Contract Year will be offset by the Buffer, then further adjusted based on a compound calculation of the performance to date.
You will not participate in any annual Index performance beyond the Cap Secure Rate. The Cap Secure Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap Secure, we may declare a new Cap Secure Rate for new Terms, subject to the applicable guaranteed minimum Cap Secure Rate.
The example below illustrates how we calculate the Index Credit Rate on the Term End Date using Cap Secure. The example assumes a Cap Secure Rate of 5% and a Buffer Rate of 10%.

Contract Anniversary	1	2	3	4	5	6	Term End Date Calculation
Annual Index Performance	5%	-8%	-18%	13%	1%	3%	N/A
Annual Index Performance (adjusted for Cap Secure and Buffer)	5%	0%	-8%	5%	1%	3%	N/A
Compounding Calculation of Annual Index Performance	105%	x 100% = 105.00%	x 92% = 96.60%	x 105% = 101.43%	x 101% = 102.44%	x 103% = 105.52%	= 105.5176%
Compounded Return	5.00%	5.00%	-3.40%	1.43%	2.44%	5.52%	N/A
Index Credit Rate							5.5176%
Index Credit Assuming $10,000 Strategy Base at Term End Date	N/A						$10,000 x 5.5176% = $551.76
Strategy Account Option Value	Interim Values apply up to Term End Date						$10,551.76
Note: This is a 6-year Term and the Index Credit Rate is not calculated until the Term End Date. Until that time, the Interim Value calculation applies. The annual Index performance calculated on each Contract Anniversary within a multi-year Term is used to calculate the Index Credit Rate on the Term End Date.
6.
Upside Parameter: Calculating Gain for a Strategy Account Option with Lock
On any day up to and including the Term End Date for a Strategy Account Option with Lock Upside Parameter, we will provide (i) an Index Credit equal to the Lock Threshold if the positive Index Change meets or exceeds the Lock Threshold at Market Close and (ii) an Index Credit Rate equal to the Index Change on the Term End Date if the positive Index Change does not meet or exceed the Lock Threshold at Market Close.
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If on any day during the Term, the Index Change meets or exceeds the Lock Threshold at Market Close, you will receive an Index Credit Rate equal to the Lock Threshold as of the date. Once this occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date. After we apply the Index Credit Rate as of the date the Lock Threshold is met, you will be credited with the Lock Fixed Rate until the next Contract Anniversary and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted.
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If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date.
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If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term and is zero on the Term End Date, your Index Credit Rate will equal zero.
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If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term and is negative on the Term End Date, the Index Credit Rate is offset by the Buffer.
You will not participate in any Index performance beyond the Lock Threshold. The Lock Threshold limits the upside potential of your investment.
For each Strategy Account Option with Lock Upside Parameter, we may declare a new Lock Buffer Rate for new Terms, subject to the guaranteed minimum Lock Buffer Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate using a Lock Upside Parameter. Both examples assume a Lock Threshold of 50%.

Hypothetical Examples of the Lock Upside Parameter
(Assuming a Lock Threshold of 50%)

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In the first example the Lock Threshold of 50% is never met during the Term, so the Index Change is measured on the Term End Date. The Index Change is 20% so your Index Credit Rate would be 20%.
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In the second example, the Index Change exceeds the Lock Threshold on a day during the Term and the Lock Threshold is met. Accordingly, an Index Credit Rate of 50% is credited as of the date the Lock Threshold is met and the Lock Fixed Rate is credited until the next Contract Anniversary.
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Downside Parameter: Calculating Loss Using the Buffer for all Strategy Account Options except Dual Direction with Cap
On the Term End Date for a Strategy Account Option other than those with Cap Secure, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, in extreme circumstances it is possible that you could lose 90% of your investment as a result of negative Index performance. With a Lock Buffer Rate of 1%, in extreme circumstances, it is possible you could lose 99% of your investment as a result of negative Index performance. A Buffer provides downside protection against negative Index performance up to the Buffer Rate. If the Index Change on the Term End Date is negative, the value of your investment will decrease if the Index Change exceeds the Buffer Rate.
For a Strategy Account Option with Cap Secure Upside Parameter, if the Index Change is negative on a Contract Anniversary, we use the Buffer to calculate your loss for that year, if any. The Buffer Rate represents the percentage of your investment that is protected from negative Index performance in each Contract Year. We calculate your Index Credit Rate on the Term End Date by compounding the annual Index performance during the Term. Losses can accumulate so that you could lose a percentage in excess of the Buffer Rate in multiple years of the Term. For example, if the Index Change each Contract Anniversary during a six-year Term is –45%, then each year Contract Anniversary the annual Index performance would be –35% assuming a 10% Buffer Rate, but at the end of the six-year Term the Index Credit Rate would be -92.46%.
We calculate your Index Credit Rate using the Buffer as follows:
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If the negative Index Change is less than the Buffer Rate, your Index Credit Rate will equal 0%. Under these circumstances, the Buffer would provide complete protection from loss related to the negative Index performance.
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If the negative Index Change exceeds the Buffer Rate, your Index Credit Rate will be a percentage equal to the excess negative Index Change over the Buffer Rate. Under these circumstances, the Buffer would provide only partial protection from loss related to the negative Index performance.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is applied to the performance on the Term End Date (or on each Contract Anniversary for Strategy Account Options with Cap Secure).
The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes a Buffer Rate of 10%.

Hypothetical Examples of the Buffer
(Assuming a Buffer Rate of 10%)

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In the first example, the Index Change is -1%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
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In the second example, the Index Change is -10%, which is equal to the Buffer Rate, so the Buffer would protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
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In the third example, the Index Change is -13%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -3%.
8.
Downside Parameter: Calculating Loss Using the Buffer for Dual Direction with Cap
On the Term End Date for a Strategy Account Option with Dual Direction with Cap, if the Index Change is negative but less than or equal to the Buffer Rate, then the Index Credit Rate will equal the absolute value of the negative Index Change. If the negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate.
For negative performance within the Buffer Rate, Dual Direction with Cap provides downside protection against the negative Index performance up to the Buffer Rate, and credits you with the absolute value of the negative Index performance. For instance, assuming a Buffer Rate of 10%, Index performance of -5% would mean your Index Credit Rate will equal a positive 5%.
If the Index Change on the Term End Date exceeds the Buffer Rate, Index performance will equal only the negative performance in excess of the Buffer Rate. To continue with our example, we will presume a Buffer Rate of 10%. This time, assume the Index performance is -12%. Your Index Credit Rate in this instance would be -2%.
We calculate your Index Credit Rate using the Buffer as follows:
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If the Index Change is negative and up to and including the Buffer Rate, then the Index Credit will be the absolute value of the negative Index Change, not limited by the Cap Rate, up to and including the Buffer Rate.
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If the Index Change is negative and exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the Term, which can be more than one year.
The illustration below includes three examples of how the Dual Direction with Cap applies when the Index Change is negative. Each example assumes a Buffer Rate of 10% and a Cap Rate of 8%.

Hypothetical Examples of the Dual Direction with Cap
(Assuming a Buffer Rate of 10%)

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In the first example, the Index Change is -2%, which does not go beyond the Buffer Rate. The Dual Direction with Cap would provide a positive Index Credit Rate. Your Index Credit Rate would be +2%.
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In the second example, the Index Change is -10%, which is equal to the Buffer Rate and does not go beyond the Buffer Rate. The Dual Direction with Cap would provide a positive Index Credit Rate. Your Index Credit Rate would be 10% because the negative performance is within the Buffer Rate and is not limited by the 8% Cap Rate.
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In the third example, the Index Change is -13%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -3%.

Selecting Allocation Accounts for INvestment

WE RESERVE THE RIGHT TO ADD, REMOVE AND REPLACE ALLOCATION ACCOUNTS AS AVAILABLE INVESTMENT OPTIONS. ALLOCATION ACCOUNTS WILL ONLY BE ADDED, REMOVED OR REPLACED THROUGH AN AMENDMENT TO THIS PROSPECTUS.
IF WE REMOVE AN ALLOCATION ACCOUNT, IT WILL BE CLOSED SUCH THAT NO TRANSFERS WILL BE ALLOWED INTO THAT ALLOCATION ACCOUNT. IF YOU ARE CURRENTLY INVESTED IN AN ALLOCATION ACCOUNT AND IT IS REMOVED, YOU MAY REMAIN IN THAT ALLOCATION ACCOUNT UNTIL THE TERM END DATE.
WE GUARANTEE THAT WE WILL ALWAYS OFFER AT LEAST ONE STRATEGY ACCOUNT OPTION. PLEASE NOTE THE INDEX FOR THAT STRATEGY ACCOUNT OPTION REMAINS SUBJECT TO OUR RIGHT OF SUBSTITUTION. SEE “VALUING YOUR INVESTMENT IN A STRATEGY ACCOUNT OPTION – INDEX SUBSTITUTIONS.”
IF YOU ARE NOT COMFORTABLE WITH THE RISK THAT WE MAY NOT OFFER ALLOCATION ACCOUNTS IN THE FUTURE THAT ARE ATTRACTIVE TO YOU BASED ON YOUR PERSONAL PREFERENCES, RISK TOLERANCES, OR TIME HORIZON, OR WITH THE RISK THAT WE MAY OFFER ONLY A SINGLE STRATEGY ACCOUNT OPTION IN THE FUTURE, THIS CONTRACT IS NOT APPROPRIATE FOR YOU. YOU MAY SURRENDER YOUR CONTRACT IF THERE ARE NO ALLOCATION ACCOUNTS THAT YOU WISH TO SELECT, BUT THE SURRENDER MAY BE SUBJECT TO WITHDRAWAL CHARGES, WILL BE BASED ON AN INTERIM VALUE IF TAKEN BEFORE THE TERM END DATE FOR A STRATEGY ACCOUNT OPTION, MAY BE SUBJECT TO TAXES (INCLUDING A 10% FEDERAL TAX PENALTY IF TAKEN BEFORE AGE 59½), AND YOUR CONTRACT WILL TERMINATE.
The Strategy Account Options that are currently available for investment are listed in “Appendix A: Investment Options Available Under the Contract.” The Appendix does not include the current rates for the Strategy Account Options’ Upside Parameters, the Lock Buffer Rates, or the current annual interest rate for the Fixed Account Option (together, “current rates”) because we may declare new current rates for new Terms, subject to the guaranteed limits set forth in the Appendix. The current rates determine the Allocation Accounts’ potential for gain or loss. Therefore, it is important that you obtain and carefully review the current rates when selecting your investment options.
The following provides additional information about what to expect when selecting Allocation Accounts for investment:
If you are a new purchaser of the Contract and the Contract is issued within 60 days from the date the application was signed or the electronic order submission date, rates will be the better of the rates in effect on:
(1) the application-signed date or electronic order submission date, or
(2) the Contract Issue Date.
If the Contract Issue Date is not within the 60th day after the date the application is signed or the electronic order submission date, then rates will be those in effect on the Contract Issue Date.
Current Allocation Account rates will be available from your financial representative and are always available online at www.corebridgefinancial.com/rila-rates. The rates applicable to your Purchase Payment will be stated in your Contract.
Term. The Term is the duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. We currently offer Terms of 1 year, 3 years and 6 years.
Term End Date. If you are coming to a Term End Date, we will provide you with a Renewal Notice (which will include then-current rates) at least ten (10) days before the Term End Date. We must receive your instructions before Market Close on the Term End Date. If the Term End Date is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date.
In the absence of instructions:
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Your Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates, Lock Buffer Rates, if applicable, declared for that Term. If the expiring Strategy Account Option with a 1-year Term is no longer available for investment, your Contract Value in the expiring Strategy Account Option will be transferred to the Fixed Account Option subject to the renewal interest rates.
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Any Contract Value in an expiring Strategy Account Option with a multi-year Term or in the Fixed Account Option will automatically be transferred or renewed to the Fixed Account Option, subject to the renewal interest rates.
Next Contract Anniversary after a Performance Capture or a Lock Threshold is met. Performance Capture is a feature offered for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” It is important to understand, however, that you will not know the Interim Value at the time Performance Capture occurs, and you may be “capturing” a loss.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter. The Lock Upside Parameter is designed to limit your participation in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date.
If a Performance Capture for a Strategy Account Option occurs or a Lock Threshold is met at Market Close on any day during the Term for a Strategy Account Option with Lock Upside Parameter, on the next Contract Anniversary, you may transfer the amount held in the applicable Strategy Account Option to any Allocation Account that is available for investment. You must submit instructions to us before Market Close on the next Contract Anniversary. If the Contract Anniversary is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Contract Anniversary. In the absence of instructions, the Contract Value held (i) in a Strategy Account Option with a 1-year Term will be automatically renewed into the same Strategy Account Option and (ii) in a Strategy Account Option with a multi-year Term will be transferred to the Fixed Account Option. If the same 1-year Term Strategy Account Option is no longer available for investment, the amount held in the applicable Strategy Account Option will be transferred to the Fixed Account Option. All renewals and transfers are subject to current rates for the new Term.
We will provide you with a Renewal Notice (which will include current Fixed Account Option interest rates, Lock Buffer Rates, Performance Capture Fixed Rates, Fixed Lock Rates and Upside Parameter rates, if applicable) at least ten (10) days before the next Contract Anniversary, if you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter no later than ten (10) days of the next

Contract Anniversary, if you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter no later than ten (10) days of the next Contract Anniversary, you may not receive a Renewal Notice and should obtain the current Fixed Account Option interest rates, Performance Capture Fixed Rates, Lock Fixed Rates, and Upside Parameter rates, if applicable, online at www.corebridgefinancial.com/rila-rates or by contacting your financial representative.
See “Transfers Between Allocation Accounts” for additional information.

CONTRACT VALUE AND CASH VALUE

Contract Value
Prior to annuitization, your Contract Value represents the value of your investment in your Allocation Accounts, which may include the Fixed Account Option and one or more Strategy Account Options. If you invest in a Strategy Account Option, your Contract Value will reflect the Interim Values of your investment on any day between the Term Start Date and the Term End Date.
On the Contract Issue Date, your Contract Value is equal to your Purchase Payment. After the Contract Issue Date, your Contract Value is the sum of all amounts invested in the Fixed Account Option and the Strategy Account Option(s).
After annuitization, your Contract does not have a Contract Value.
Cash Value
Prior to annuitization, your Cash Value represents the total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value less any applicable Withdrawal Charges. Your Cash Value may be lower than or equal to your Contract Value. Your Cash Value will never be less than the minimum required by law as described below.
After annuitization, your Contract does not have a Cash Value.
Minimum Withdrawal Value
The Minimum Withdrawal Value is the amount prescribed by applicable state non-forfeiture law, and is the minimum amount required to be paid to you on Surrender, payment of a death benefit or upon annuitization. The Minimum Withdrawal Value is equal to a percentage, as set forth by applicable state law, of your Purchase Payment allocated to the Fixed Account Option, reduced for any Net Withdrawals and increased or decreased proportionally for transfers to and from the Fixed Account Option, all accumulated at the minimum non-forfeiture interest rate (which generally ranges from 0.15% to 3.00% depending on applicable state law).

Valuing Your Investment in a Strategy Account Option

Strategy Account Option Value
The value of your investment in a Strategy Account Option on any day during the Term is your Strategy Account Option Value. On the Term Start Date, the Strategy Account Option Value equals the Strategy Base. On the Term End Date, Your Strategy Account Option Value is calculated using the following formula:
Strategy Account Option Value = Strategy Base x (1 + Index Credit Rate)
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Index Credit Rate. The Index Credit Rate represents the percentage gain or loss that we apply to your Strategy Account Option on the Term End Date, the date a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter, or a Performance Capture Date, depending on the Strategy Account Option you are invested in. Your gain or loss can also be expressed as a dollar amount, which we refer to as the Index Credit. The Index Credit Rate and the Index Credit may be positive, negative, or zero. If a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter, you will not be locking-in Interim Value and the Index Credit Rate will not be based on the Interim Value. For all Strategy Account Options, the Index Credit equals the Index Credit Rate multiplied by the Strategy Base at the end of the day prior to application of the Index Credit Rate.
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Strategy Base. Your Strategy Base generally represents your remaining investment in the Strategy Account Option (after a Withdrawal, fee or charge deducted from the Strategy Account Option).

The following is an example of how we calculate your Strategy Account Option Value on the Term End Date: Assume you invest $10,000 in a Strategy Account Option. On the Term Start Date, your Strategy Base is $10,000. On the Term End Date, your Strategy Base is still $10,000 if there were no deductions for fees, charges or Withdrawals before the Term End Date.
On the Term End Date, we will apply the Index Credit Rate to your Strategy Base to calculate your Strategy Account Option Value.
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Assuming an Index Credit Rate of +10%, your Strategy Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
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Assuming an Index Credit Rate of -10%, your Strategy Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.
Any fees or charges deducted on the Term End Date will be deducted on a dollar-for-dollar basis from your Strategy Account Option Value after the Index Credit is applied. See “Fees, Charges and Adjustments.”
On any day between the Term Start Date and the Term End Date, your Strategy Account Option Value is equal to the Interim Value for the Strategy Account Option. See “Interim Values.”
Negative Adjustments to Strategy Base
On the Term Start Date, your Strategy Base equals the dollar amount that you allocated to that Strategy Account Option. Your Strategy Base for that Strategy Account Option will not change unless a fee or charge is deducted from that Strategy Account Option, or if you take any type of Withdrawal from that Strategy Account Option before the Term End Date, in which case your Strategy Base will be subject to a Negative Adjustment at that time. The Negative Adjustment is a proportionate reduction to your Strategy Base. It is derived by reducing your Strategy Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the Withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).
A Negative Adjustment to your Strategy Base could result in less gain (if any) on the Term End Date, perhaps significantly less gain, because the Index Credit Rate will be applied to a lower Strategy Base. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment to your Strategy Base, including fees and charges that are periodically deducted from your Contract. A Negative Adjustment to your Strategy Base may be greater than or less than the amount withdrawn or the fee or charge deducted. There is no way to increase your Strategy Base during a Term, and therefore no way to reverse or offset the impact of a Negative Adjustment to your Strategy Base.
For example, assume that your Strategy Base on the Term Start Date for a Strategy Account Option is $10,000. Further, assume on a given day before the Term End Date that there is a deduction as a result of fees or Withdrawals from that Strategy Account Option, on which day your Interim Value is $9,500 (before any deductions for fees or Withdrawals) and a total of $475 in fees or Withdrawals is deducted from that Strategy Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., $475 / $9,500 = 5%). As such, your Strategy Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a Negative Adjustment to the Strategy Base of $500. Please note that in this example, the Negative Adjustment to the Strategy Base ($500) was greater than the reduction in the Interim Value (-$475).
Continuing this example to the Term End Date, assume that there are no other deductions as a result of fees, charges, or Withdrawals from that Strategy Account Option before the Term End Date:
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Assuming an Index Credit Rate of +10%, your Strategy Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Strategy Base of $10,000 not been subject to the Negative Adjustment earlier in this example, the Strategy Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.
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Assuming an Index Credit Rate of -10%, your Strategy Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Strategy Base of $10,000 not been subject to the Negative Adjustment earlier in this example, the Strategy Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.
Interim Values
We calculate the Interim Value of your investment in a Strategy Account Option each day between the Term Start Date and the Term End Date. The Interim Value on a given day determines the amount available from that Strategy Account Option for Withdrawals, Surrender, and the other transactions listed below. The Interim Value is designed to shift investment risk from us to you to protect us from loss when having to pay out amounts from a Strategy Account Option prematurely. Withdrawals or Surrenders cause the Interim Value to be recalculated and could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted. The Buffer is not reflected in the calculation of Interim Value. The Interim Value is calculated at the end of the Business Day.
The Interim Value for a Strategy Account Option will generally change each day, and the change may be positive or negative compared to the last day (even when the Index has increased in value). You should understand that the Interim Value for a Strategy Account Option on a day will not impact your investment in that Strategy Account Option unless one of the following transactions occurs on that day:
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A fee or charge is deducted from the Strategy Account Option;
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An amount is deducted from the Strategy Account Option due to a Surrender or Withdrawal (including a systematic Withdrawal, required minimum distribution, free Withdrawal amounts or any other Withdrawal);
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The Contract is annuitized; or
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The death benefit is paid.
In any of those circumstances, including the deduction of a periodic fee, the transaction will be processed based on the Interim Value for that Strategy Account Option on that day. If you have multiple ongoing Terms for Strategy Account Options that have different Term End Dates, the transactions listed above will be based on an Interim Value for some or all of your Strategy Account Options. For as long as you have multiple ongoing Terms for Strategy Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.
When a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. This means that there could be significantly less money available under your Contract for Withdrawals, a Surrender, annuitization and the death benefit. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of Withdrawal or Surrender or other transaction listed above is higher than on the Term Start Date. Generally, the earlier a Withdrawal, Surrender, or distribution for an annuity income payment or death benefit payment occurs during the Term, the greater the amount of the Interim Value adjustment. If you use the Performance Capture to capture an Interim Value that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative. The Interim Value can fluctuate daily and the current value quoted may differ than the actual value at the time of adjustment. Our process for calculating Interim Values, including examples, is explained in detail in the Statement of Additional Information. Please see “Contract Adjustment” in the Statement of Additional Information for the formula used to calculate the Interim Value.
Index Substitutions
During a Term, if an Index is discontinued or if the calculation of the Index is substantially changed by the Index provider, or if the Index Values should become unavailable for any reason, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Strategy Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable. If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the original Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity.
If we substitute an Index during a Term, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised initial Index Value for the replacement Index. The revised initial Index Value for the replacement Index will reflect the Index Change for the original Index from the Term Start Date to the substitution date. We will use a similar process if multiple substitutions occur during a Term. The substitution of an Index will have no impact on the Strategy Account Option’s Term, Upside Parameter, Buffer, or any other features or rates for that Strategy Account Option other than the Index to which the Strategy Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Term in which an Index was substituted.
Index Change on substitution date for original Index
Initial Index Value for original Index	1000
Index Value for original Index on substitution date	1050
Index Change for original Index on substitution date	(1050 / 1000) – 1 = 5%
This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.
Revised Initial Index Value for replacement Index
Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1000
Revised Initial Index Value for replacement Index	1000/(100% +5%) = 952.38
The Index Change calculation for that Term is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.
Assuming the Final Index Value for the replacement Index is 1010.52, then the Index Change on the Term End Date will be 6.10% ((1010.52 - 952.38) / 952.38).
Performance Capture
The Contract includes a “Performance Capture” feature for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.”
If you elect a Strategy Account Option with Performance Capture, you may elect a manual Performance Capture and/or change your automatic Performance Capture settings, if available, before Market Close on any day prior to the five (5) days before the Term End Date. If you exercise Performance Capture for a Strategy Account Option, your Interim Value for that Strategy Account Option on the Performance Capture Date will be “captured” by the Company at the next Interim Value calculated at Market Close. You may exercise Performance Capture, as applicable, for one, some, or all of the Strategy Account Options for which it is available. If you have multiple ongoing Terms for the same Strategy Account Option, you may exercise Performance Capture for one, some, or all of them. You may decide not to exercise Performance Capture at all. Once a Performance Capture occurs during a Term, the “captured” value of your investment in the Strategy Account Option will be credited with a daily interest at the Performance Capture Fixed Rate until the next Contract Anniversary.
If you exercise Performance Capture, you will be “capturing” an Interim Value. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. If you capture an amount that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss. Captured amounts held in the applicable Strategy Account Option will not participate in any Index performance (positive or negative) after the date of capture. No Index Credit will be applied on the Term End Date of the Strategy Account Option for which you exercised Performance Capture. Depending on when you exercised Performance Capture, your investment might not participate in Index performance for up to one year.
You may “manually” exercise Performance Capture, if available, on any day prior to the five (5) days before the Term End Date, in which case we will capture the next Interim Value calculated after we receive your request in Good Order.
For certain Strategy Account Options, you may also exercise Performance Capture “automatically” based on a target performance gain that you provide us in advance, if available with the Strategy Account Option you choose. If you wish to enroll in this feature, you must provide us with instructions that identify a target performance gain percentage. After you enroll, Performance Capture will be automatically exercised if your Interim Value is greater than your Strategy Base by the percentage you specified. For instance, if you instruct us to exercise Performance Capture on any day that would capture at least a 5% gain, Performance Capture will be automatically exercised on any day that the Interim Value is at least 5% greater than your Strategy Base. The amount “captured” will not be the amount you initially allocated to the Strategy Account Option increased by the specified percentage if the Strategy Base has decreased due to Withdrawals or the deduction of fees and charges, and the Negative Adjustment. You may be “capturing” a loss. For example, if the amount initially allocated is $10,000, but the Strategy Base is $8,000 due to prior Withdrawals from that Strategy Account Option, then an Interim Value would automatically “capture” at $8,400 (1.05 x $8,000), not $10,500 (1.05 of $10,000). You may cancel or change your Performance Capture instructions before Market Close on any Business Day prior to the five (5) days before the Term End Date if Performance Capture has not occurred.

If you submit instructions with your Contract application for Performance Capture to be automatically exercised for a Strategy Account Option, those instructions will apply to your Purchase Payment allocated to that Strategy Account Option. Those instructions will not apply to any other Strategy Account Option or any future Term. You must submit separate instructions to exercise Performance Capture automatically in those instances.
If you exercise Performance Capture manually, you won’t know the captured Interim Value in advance. The captured Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Capture automatically, you will not know the captured Interim Value in advance, but the captured Interim Value will be triggered by the target performance gain that you set in advance. We will not provide advice or notify you regarding whether you should exercise the Performance Capture feature or the optimal time for doing so. We will not warn you if you exercise the Performance Capture feature at a sub-optimal time. We are not responsible for any losses related to your decision to exercise the Performance Capture feature.
You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. You should speak with your financial representative before exercising Performance Capture.
You should obtain the current Interim Value and discuss with your financial representative before executing a Performance Capture, although because of its daily fluctuation this value may be more or less than the value that will be “captured”. You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
On the Performance Capture Date, the amount captured in the applicable Strategy Account will equal the captured Interim Value. Thereafter, until the next Contract Anniversary, that amount will be credited the Performance Capture Fixed Rate each day and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter. The Lock Upside Parameter is designed to limit your performance in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date.
The table in “Appendix A: Investment Options Available Under the Contract” shows the Strategy Account Options that include Performance Capture as a feature versus the Strategy Account Options that include Lock as an Upside Parameter.
Once you Performance Capture, the amount held in the applicable Strategy Account Option will remain there until the next Contract Anniversary unless withdrawn or annuitized. On the next Contract Anniversary, you may transfer the amount held in the applicable Strategy Account Option to any Allocation Account that is available for investment. We must receive your instructions at least five (5) days before the next Contract Anniversary. In the absence of instructions, the amount held in an applicable Strategy Account Option with a 1-year Term will be automatically renewed into the same Strategy Account Option for which you exercised Performance Capture and the amount held in an applicable Strategy Account Option with multi-year Term, will be transferred to the Fixed Account Option. If a Strategy Account Option with a 1-year Term is no longer available for investment, such amount will be transferred to the Fixed Account Option.
Other information about Performance Capture:
•
Exercise of a Performance Capture is irrevocable.
•
The instructions for an automatic Performance Capture can be changed or revoked any day prior to the five (5) days before the Term End Date.
•
There is no limit on the number of times that you may exercise Performance Capture during the Accumulation Phase, but it may be exercised only once during any single Term for any single Strategy Account Option.
•
If you have multiple ongoing Terms for the same Strategy Account Option, you may exercise Performance Capture for one, some, or all of them. You may provide separate manual or automatic Performance Capture instructions for any such Term.
•
If you exercise Performance Capture multiple times (for different Strategy Account Options) within a one year period, amounts held in the applicable Strategy Account Option that are attributable to one exercise of Performance Capture will be treated as distinct from any amounts attributable to another exercise of Performance Capture for purposes of crediting interest; deducting fees, charges, and Withdrawals; and transferring amounts from the applicable Strategy Account Option on the next Contract Anniversary.

•
We may change the Performance Capture Fixed Rate at each Contract Anniversary, subject to a guaranteed minimum interest rate of 0.25%. The annual Performance Capture Fixed Rate will be stated in the Renewal Notice. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured Fixed Rate may change from one Contract Anniversary to the next within the Term. Once a Strategy Account Option is Performance Captured, the Performance Capture Fixed Rate used to credit daily interest will not change before the next Contract Anniversary when the value is eligible for transfer. For any date on which a fee, charge, or Withdrawal is deducted from the applicable Strategy Account Option, daily interest will have been credited before the deduction of the fee, charge, or Withdrawal.

The Indices

Each Strategy Account Option credits interest based on the performance of one of the following Indices:
S&P 500® Index. The S&P 500® Index was established by Standard & Poor’s. The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500® Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
Nasdaq-100 Index®. The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market. The Index includes equities of companies across major industry groups including computer hardware and software, telecommunications, and retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The Nasdaq-100 Index® is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
The Index Value is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the prior Business Day.
We rely on the Index Values reported to us by a third-party when administering the Contract.
The Indices track, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. By investing in a Strategy Account Option that is linked to the performance of an Index, you are not investing in the Index (it is not possible to invest directly in the Index) or the companies that comprise the indices and you have no rights with respect to the Index or any companies whose securities comprise the Index. The Indices are price return indices and therefore do not reflect dividends paid on the securities comprising the Index. See “Risk Factors – Index Risk.”
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Strategy Account Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Strategy Account Options, and does not reflect Contract fees and charges, including Withdrawal Charges or Negative Adjustments to Interim Value, which reduce performance.

S&P 500® Index

1  This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
Nasdaq-100 Index®

2  This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You may request additional information about each Index from your financial representative.

Transfers Between Allocation Accounts

You may transfer Contract Value between Allocation Accounts only at certain times during the Accumulation Phase. You are permitted to transfer Contract Value from an Allocation Account in which you are currently invested only on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) for that Allocation Account. Contract Value transferred into an Allocation Account cannot be applied to an ongoing Term. This means that when you transfer Contract Value between Allocation Accounts, the transfer will start a new Term for the Allocation Account receiving the transfer. Once you switch from the Accumulation Phase to the Income Phase, transfers will not be permitted.
You may transfer Contract Value among the Allocation Accounts, free of charge, or renew your Strategy Account Option Value into the same Strategy Account Option for a new Term, if available, on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). Transfers are not permitted during a Term (except transfers permitted on the next Contract Anniversary after a Performance Capture). You may transfer Contract Value into one or more of the available Strategy Account Options and the Fixed Account Option.
Transfer requests must be provided before Market Close on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). If the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or Contract Anniversary after a Performance Capture) “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.
If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•
Your Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates and Lock Buffer Rates, if applicable, declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contact Value automatically transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to another available Strategy Account Option until the next Contract Anniversary.
•
Any Contract Value in an expiring Strategy Account Option with a multi-year Term or Fixed Account Option will automatically be transferred or renewed to the Fixed Account Option, subject to the applicable renewal interest rates. Amounts that are automatically renewed or transferred in the absence of transfer instructions cannot be transferred until the next Contract Anniversary.
We will notify you at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining the Strategy Account Options available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and directing you to our website where you can view the renewal interest rates and current Strategy Account Option rates declared for the next Term.
We require certain minimum Contract Value in connection with Strategy Account Options. You must maintain at least $100 per Strategy Account Option you transferred Contract Value to.
Telephone and Electronic Authorization
We may accept transfers by telephone or other electronic means unless you tell us not to on your Contract application. When receiving instructions over the telephone or other electronic means, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or by other electronic means. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone and/or electronic device transfer instructions at all times. Any telephone, fax or other electronic device, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax, other electronic device and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address below.
We reserve the right to modify, suspend or terminate telephone, fax and/or other electronic device transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise, they will not be considered received by us.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities

Terms Extending Beyond the Latest Annuity Date

Your Latest Annuity Date is the first Contract Anniversary following your 95th birthday. If your Contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. When allocating Contract Value at a Term End Date among the available Allocation Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. For example, an Owner aged 93 cannot allocate Contract Value to a Strategy Account Option with a 3-year or 6-year Term. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available for investment. See “Annuity Income Options (Income Phase).”

Access TO Your Money

You can access money in your Contract in one of the following ways:
•
Partial Withdrawal or Surrender;
•
Systematic Withdrawal; or
•
Annuity Income Payment (during the Income Phase).
Withdrawals made prior to age 59½ may result in a 10% Federal tax penalty. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your Contract. See “Taxes.”
Minimum Withdrawal Amount and Minimum Contract Value Remaining after a Withdrawal
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The Contract Value left in any Allocation Account must be at least $100 after a Withdrawal.
(2)
The total Contract Value must be at least $2,500 after a Withdrawal.
Where permitted by state law, we may terminate your Contract if your Contract Value is less than $2,500 as a result of Withdrawals and/or fees and charges. We will provide you with 60 days written notice that your Contract is being terminated. At the end of the notice period, we will distribute the remaining Contract Value to you.
Free Withdrawal Amount
Your Contract provides for a free Withdrawal amount each Contract Year which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. This amount is referred to as the "free Withdrawal amount”. The free Withdrawal amount is still subject to Interim Values and a Negative Adjustment if a Withdrawal or other transaction occurs prior to the Term End Date, forfeiture of Index Credit Rates, proportionate reductions to the optional Return of Purchase Payment Death Benefit, taxes, and potential tax penalties.
Your maximum annual free Withdrawal amount equals 10% of the previous Contract Anniversary Contract Value (and if withdrawn in the first Contract Year, the Purchase Payment amount).
If, in any Contract Year, you choose to take less than the full free Withdrawal amount, you may not carry over the unused amount as an additional free Withdrawal amount in subsequent years.
Assessment of Withdrawal Charges
We deduct a Withdrawal Charge applicable to any amount of a partial Withdrawal or Surrender in excess of your free Withdrawal amount made before the end of the Withdrawal Charge Period. Before purchasing this Contract, you should consider the effect of Withdrawal Charges on your investment if you need to withdraw more than the annual free Withdrawal amount during the Withdrawal Charge Period, and you should discuss with your financial representative.
The Withdrawal Charge percentage is determined by the number of years the Purchase Payment has been in the Contract at the time of the Withdrawal. See “Fees, Charges and Adjustments – Withdrawal Charges.”
If you take a Withdrawal or Surrender before the Term End Date of a Strategy Account Option, or periodic fees and charges are deducted, or annuitization or death benefit payments occur, it will reduce the Interim Value of your investment in that Strategy Account Option. The Interim Value is the amount in the Strategy Account Option that is available for Withdrawals that occur during the Term. Withdrawals may include: RMDs, Surrenders (including Free Look withdrawals in states where a refund of Contract Value rather than a refund of the Purchase Payment is required. See “Appendix E: State Variations”), free Withdrawal amounts, systematic Withdrawals, and annuity income payments. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the

Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, or the fee or charge deducted. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also significantly reduce any Index Credit applied at the Term End Date. The Upside Parameters and Buffer are not applied until the Term End Date.
When you make a partial Withdrawal, we deduct it from any remaining annual free Withdrawal amount first, and then from any remaining Contract Value.
If you request to Surrender your Contract, we may also deduct any premium taxes, if applicable. If you Surrender your Contract, Withdrawal Charges will be assessed if your Purchase Payment is still subject to Withdrawal Charges. See “Fees, Charges and Adjustments.”
Impact of Withdrawal Charges
Example
For purposes of this example, you make a Purchase Payment of $100,000. We will assume a 0% growth rate in the Contract Value over the life of the Contract, no Interim Value changes over the life of the Contract, and no election of optional feature. In Contract Year 2, you take out your maximum free Withdrawal amount of $10,000. After that free Withdrawal amount your Contract Value is $90,000. In the 3rd Contract Year, you Surrender your Contract. We will apply the following calculation to the Cash Value on Withdrawal or Surrender:
The greater of (A minus B) or C where:
A=
Your Contract Value at the time of your request for Withdrawal ($90,000)
B=
The Withdrawal Charge (($90,000 – free Withdrawal amount of $9,000) x 7% = $5,670)
C=
Your Minimum Withdrawal Value (assume $80,000) available on Withdrawal or Surrender
Cash Value is the greater of the values ($90,000 – $5,670 = $84,330 or $80,000), which is $84,330.
Required Minimum Distributions
If you are taking required minimum distributions, we waive any Withdrawal Charges applicable to those Withdrawals related to this Contract only.
Annuity Income Payments
Any time after your fifth Contract Anniversary, you may annuitize and receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable Withdrawal Charges upon processing of your request to annuitize the Contract. See “Annuity Income Options (Income Phase).”
Processing Withdrawal Requests
A request to access money from your Contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at P.O. Box 15570, Amarillo, TX 79105-5570.
For Withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Any request for Withdrawal will be effective as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for Withdrawal is received after Market Close, the request will be effective as of the next Business Day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.

We may suspend or postpone the payment of a Withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that determination of the Index Value is not reasonably practicable; (4) the SEC, by order, so permits for the protection of Owners.
Additionally, we reserve the right to defer payments for a Withdrawal or Surrender for up to six months when permitted by law.
Surrender
We calculate Withdrawal Charges upon Surrender of the Contract after we receive your request in Good Order. We will return your Cash Value generally within seven (7) days of the request.
Prior to annuitization, your Cash Value represents the total amount that is available for Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable Withdrawal Charges and fees. Your Cash Value may be lower than or equal to your Contract Value. Your Cash Value will never be less than the Minimum Withdrawal Value. Upon annuitization, your Contract does not have a Cash Value.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic Withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, Withdrawals are taken proportionally from all Allocation Accounts, and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Electronic transfer of these periodic Withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A Withdrawal Charge may apply if the amount of the periodic Withdrawals in any year exceeds the free Withdrawal amount permitted each Contract Year.
Upon notification of your death, we will terminate the Systematic Withdrawal Program.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time.
WAIVER OF WITHDRAWAL CHARGE
We will waive Withdrawal Charges for the following:
Extended Care Waiver
If you are receiving extended care in a Qualified Facility for 90 consecutive days or longer, Withdrawal Charges may be waived in the event an Owner receives qualifying extended care.
•
Extended care must begin at least one year after the Contract Issue Date.
•
Extended care must be provided in a Qualified Facility for at least 90 consecutive days.
•
The Owner has 30 days to be confined again for the same/related cause for the period to be deemed uninterrupted (i.e., not required to satisfy another 90 consecutive days).
•
Coverage terminates on the earliest of the date on which any Owner turns age 86, or the date on which the Contract is terminated or Surrendered.
•
“Qualified Facility” means a facility located in the United States or its territories and that is an Assisted Living Facility, Hospital, or Nursing Facility that provides Medically Necessary care by a Qualified Medical Professional or Physician and is not an Excluded Facility as described below.
Assisted Living Facility – A facility is an “Assisted Living Facility” if all of the following apply:
•
Is licensed and/or certified as an Assisted Living Facility; and
•
Is primarily engaged in providing continuous nursing services by or under the supervision of a Physician or a Qualified Medical Professional; and
•
Provides continuous room and board for an extended period of time.
Hospital – A facility is a “Hospital” if any of the following apply:
•
Is licensed and operated as a hospital; or
•
Is accredited as a hospital by the Joint Commission on the Accreditation of Healthcare Organizations; or
•
Operates as a hospital under law.

Nursing Facility – A facility is a “Nursing Facility” if all of the following apply:
•
Is licensed and/or certified as a Nursing Facility; and
•
Is solely engaged in providing continuous nursing service that is Medically Necessary by or under the supervision of a Physician or a Qualified Medical Professional; and
•
Administers a planned program of 24-hour observation and treatment by a Physician and/or Qualified Medical Professional; and
•
Provides continuous room and board for an extended period of time.
Excluded Facility – A facility is an “Excluded Facility,” even if it meets the definition of Assisted Living Facility, Hospital, or Nursing Facility if it is one of the following:
•
Alcohol or chemical treatment center (or similar center); or
•
Home for the aged; or
•
Community living center; or
•
Senior living facility; or
•
Place that solely provides accommodations, room and/or board; or
•
Place that primarily provides personal care services to those whom do not need daily medical or nursing care; or
•
Place that provides in-home care.
A “Qualified Medical Professional” or “Physician” is a person who is licensed in the United States by a state or federal licensing authority for such practitioners to diagnose and prescribe Medically Necessary care for a condition requiring Extended Care confinement in a Qualified Facility, acting within the scope of his or her license, and not a resident of the Owner’s household or related to the Owner by blood or marriage. The term “Medically Necessary” means appropriate and consistent with the diagnosis in accord with accepted standards of practice and which could not have been omitted without adversely affecting the individual’s condition.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
(1)
A completed claim form that we will provide upon request; and
(2)
Any authorization required by us to obtain information and documentation from a third party; and
(3)
Written consent to the claim, in a form acceptable to us, of any applicable irrevocable Beneficiary, assignee or other required party.
We reserve the right to require an examination of the Owner by a Qualified Medical Professional or Physician of our choice and to acquire a second opinion from such Qualified Medical Professional or Physician at our expense. In case of conflicting opinions, we may require, and will pay for, a third opinion from a different Qualified Medical Professional or Physician, mutually acceptable to the Owner and us, which shall be determinative.
If any Owner is not an individual, this waiver of Withdrawal Charge provision will apply to the Annuitant or joint Annuitant.
Terminal Illness Waiver
We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, at any time on and after the Contract Issue Date, you are initially diagnosed as having a Terminal Illness by a Qualified Physician.
The term “Terminal Illness” means any disease or medical condition which a Qualified Physician expects will result in death within one year from the date of certification. A “Qualified Physician” is a person who is licensed to practice medicine in the United States by a state or federal licensing authority, specially trained to diagnose and treat the condition causing the Terminal Illness, acting within the scope of his or her license, and not a resident of the Owner’s household or related to the Owner by blood or marriage. In order to use this waiver, you must submit the following documents to the Annuity Service Center:
(1)
A completed claim form that we will provide upon request; and
(2)
Any authorization required by us to obtain information and documentation from a third party; and
(3)
Written consent to the claim, in a form acceptable to us, of any applicable irrevocable Beneficiary, assignee or other required party.
(4)
The diagnosis of Terminal Illness must be in the form of written documentation, signed by a Qualified Physician, supported by clinical, radiological or laboratory evidence of the Owner’s Terminal Illness.

We reserve the right to require an examination of the Owner by a Qualified Physician of our choice and to acquire a second opinion from such Qualified Physician at our expense. In case of conflicting opinions, we may require, and will pay for, a third opinion from a different Qualified Physician, mutually acceptable to the Owner and us, which shall be determinative.
If any Owner is not an individual, this waiver of Withdrawal Charge provision will apply to the Annuitant or joint Annuitant.
See “Appendix E: State Variations” for state specific information regarding the availability of the Extended Care Waiver and Terminal Illness Waiver.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges.	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal Amount may be subject to
Negative Adjustments to Interim Value and taxes and tax
penalties.
•All Withdrawals count against Free Withdrawal Amount.
•Unused Free Withdrawal Amount is not available in future
Contract Years.

Performance Capture
By request in Good Order,
allows you to capture the
Interim Value of a Strategy
Account Option either
“manually” or
“automatically” based on a
target performance gain
that you provide us in
advance. Once a
Performance Capture occurs
during a Term, the
“captured” value of your
investment in the Strategy
Account Option will be
credited with a daily
interest at the Performance
Capture Fixed Rate until
the next Contract
Anniversary.
None
•We will not provide advice or notify you regarding whether
you should exercise Performance Capture or the optimal time
for doing so (if any).
•We will not warn you if you exercise Performance Capture at a sub-optimal time.
•You will not know the Interim Value in advance; the
captured Interim Value could be lower than you anticipated.
•We are not responsible for any losses or forgone gains
related to your decision whether or not to exercise
Performance Capture.
•You may not “manually” exercise Performance Capture or
change your instructions for an automatic Performance
Capture during the five (5) days before the Term End Date.
•Only available during the Accumulation Phase.
•Will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Buffer Rate and Upside Parameters will not apply on the
Term End Date after a Performance Capture is exercised.
•Only available during the Accumulation Phase
•You will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Capturing an Interim Value lower than your investment in
the Strategy Account Option will result in loss, no Buffer will apply, and the loss could be significant.
•Upon exercise, you may transfer into a new Allocation
Account at your next Contract Anniversary.
•May be exercised once per Term for each Strategy Account
Option.
•You must exercise for the full amount allocated to the
Strategy Account Option.
•Exercise is irrevocable.

Contract Value Death Benefit
Provides for a death benefit
upon death of the Owner
during the Accumulation
Phase equal to the greater
of the (1) Contract Value
or (2) Minimum
Withdrawal Value on the
Business Day we receive all
required documentation in
Good Order.
		None	•Automatically included in Contract at Contract Issue Date. •Only available during the Accumulation Phase •Contract Value reflects any applicable Interim Values. •Terminates upon Annuitization.

Standard Benefits (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Extended Care Waiver	Waiver of Withdrawal Charges in the event of confinement to a Qualified Facility.	None
•Automatically included in Contract at Contract Issue Date.
•Only available during the Accumulation Phase.
•Extended care must begin at least one year after the
Contract Issue Date.
•Extended care must be provided in a Qualified Facility, as
defined in the Contract, for at least 90 consecutive days.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Terminal Illness Waiver	Waiver of Withdrawal Charges in the event of diagnosis as having a Terminal Illness by a Qualified Physician.	None
•Automatically included in Contract at Contract Issue Date.
•Only available during the Accumulation Phase.
•Owner must be diagnosed as having a Terminal Illness by a
Qualified Physician as defined by the benefit.
•Diagnosis must not pre-exist the Contract Issue Date.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payment Death Benefit	Provides for a death benefit upon death of the Owner during the Accumulation Phase equal to the greatest of the (1) Contract Value; (2) Minimum Withdrawal Value; or (3) Net Purchase Payments.	0.20% (annually based on remaining Net Purchase Payments).
•May be elected only at Contract Issue Date.
•Only available during the Accumulation Phase.
•Contract Value reflects any applicable Interim Values.
•Terminates upon Annuitization.
•Net Purchase Payment component is subject to proportionate
reductions for prior Withdrawals.
•Partial Withdrawals could significantly reduce the benefit, perhaps by more than the amount withdrawn.
•May not be available for election through the broker-dealer with which your financial representative is affiliated.

Death Benefits

You must elect one of the death benefit options at the time you purchase your Contract. An optional death benefit is available for an additional fee. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you. Depending on the broker-dealer with which your financial representative is affiliated election of the optional Return of Purchase Payment Death Benefit may be required. You should check with your financial representative for the availability and additional restrictions.
We do not pay a death benefit if (i) your Contract Value is reduced to zero or (ii) you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. See “Annuity Income Options.”
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon the Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g., Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your Contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your Contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.

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If the Owner is a non-natural person, then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
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If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether the Contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)
A certified copy of the death certificate; or
(2)
A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)
A written statement by a medical doctor who attended to the deceased at the time of death.
When Death Benefits are Calculated
All death benefit calculations are made no later than one Business Day after all required documentation is received in Good Order at the Annuity Service Center.
The Contract Value will remain invested pursuant to the Owner’s latest allocation instructions on file subject to the limitations described in this prospectus until we receive notification of death and/or death claim paperwork in Good Order. Thereafter, a Beneficiary may elect one of the death benefit settlement options by contacting the Annuity Service Center.
If we receive notification of the Owner’s death before any previously requested transaction is completed (including systematic transfer and Withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL, US Life and/or VALIC to the same Owner/Annuitant are in excess of the Purchase Payment Limit, we reserve the right to limit the death benefit amount that is in excess of the Contract Value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the Contract. The “Purchase Payment Limit” is the maximum Purchase Payment of $2,000,000 without prior Company approval. We may choose to accept Purchase Payments in excess of $2,000,000 at our sole discretion.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options after providing required documentation, including satisfactory proof of death, in Good Order.
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Lump sum payment,
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Annuity Income Option,
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Continue the Contract as the Spousal Beneficiary, or under a Beneficiary continuation option, if available, or
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A payment option that is mutually agreeable.
In general, the death benefit must be paid within five (5) years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one (1) year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. See “Annuity Income Options.”
DEATH BENEFIT OPTIONS
Contract Value Death Benefit
The Contract Value death benefit is equal to the greater of the (1) Contract Value or (2) Minimum Withdrawal Value on the Business Day we receive all required documentation in Good Order.
Depending on the broker-dealer with which your financial representative is affiliated election of the optional Return of Purchase Payment Death Benefit may be required. You should check with your financial representative for the availability and additional restrictions.

Optional return of Purchase Payment Death Benefit
For an additional fee, you may elect the Return of Purchase Payment Death Benefit which can provide greater protection for your beneficiaries. You may only elect the Return of Purchase Payment Death Benefit at the time you purchase your Contract, and you cannot change your election thereafter at any time. The fee for the Return of Purchase Payment Death Benefit is 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. The portion of the fee deducted from the Strategy Account Option(s) on an ongoing basis will trigger a Negative Adjustment and lower the Interim Value. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. You may pay for the optional Return of Purchase Payment Death Benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment Death Benefit can only be elected at Contract Issue Date prior to your 76th birthday.
The Return of Purchase Payment Death Benefit is the greatest of the:
(1)
Contract Value;
(2)
Minimum Withdrawal Value; or
(3)
Net Purchase Payments.
Withdrawals may reduce Net Purchase Payments by more than the amount withdrawn. For example, assume your Contract Value is $15,000, your Net Purchase Payment is $20,000 and you take a Withdrawal of $6,000. The $6,000 Withdrawal would reduce your Net Purchase Payment by $8,000 because Net Purchase Payments are reduced by the same proportion as the Contract Value is reduced by a Withdrawal, which in this example is 40% (40% x $20,000).
See “Appendix D: Optional Return of Purchase Payment Death Benefit Examples.”
Impact of Interim Value on Death Benefit
If the Contract is invested in a Strategy Account Option, and the death benefit becomes payable before the Term End Date, the amount payable from that Strategy Account Option will be calculated based on the Interim Value of that Strategy Account Option. When a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. This means that there could be significantly less money available under your Contract for both the Contract Value death benefit and the Return of Purchase Payment Death Benefit. The Interim Value could be substantially less than the amount initially invested in the Strategy Account Option and could result in significant loss.
Spousal Continuation
The Continuing Spouse may elect to continue the Contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the Contract. The “Continuing Spouse” is the original Owner’s spouse, at the time of death, who elects to continue the Contract after the death of the original Owner.
Upon election of spousal continuation:
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Generally, the Contract, its benefits and elected features, if any, remain the same.
•
The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the Contract. See “Fees, Charges and Adjustments.”
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The Continuing Spouse may not terminate the Return of Purchase Payment Death Benefit if elected at the time the original Owner purchase the Contract.
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The Continuing Spouse will be subject to the investment risk of the Strategy Account Options, as was the original Owner.
Under current tax law, non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation. Upon a spousal continuation, we will contribute the Continuation Contribution, if any, to the Contract Value. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the Contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the Contract. If you elected the Return of Purchase Payment Death Benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. See “Appendix C: Death Benefits Following Spousal Continuation” for a discussion of the death benefit calculations upon a Continuing Spouse’s death.

Investments in Allocation Accounts Upon Spousal Continuation
Upon spousal continuation, the Continuing Spouse must remain invested in the existing Allocation Account(s) in accordance with the general terms of the Contract where the Contract Value will remain until new allocation instructions are provided. Any Continuation Contribution will be applied proportionally among the existing Allocation Account(s).
If a Term for an Allocation Account ends while the death claim is pending, Contract Value invested in a 1-year Term Strategy Account Option will be automatically transferred to the same Strategy Account Option for another Term. If the same 1-year Term Strategy Account Option is not available for investment, the Contract Value will be automatically transferred to the Fixed Account Option until the death claim can be processed. Contract Value invested in a multi-year Term Strategy Account Option or in the Fixed Account Option will be transferred or renewed to the Fixed Account Option. All such transfers will be subject to the current rates applicable for the new Term.

Fees, Charges and Adjustments

There are fees, charges and adjustments associated with the Contract that may reduce the return on your investment.
If a fee or charge is deducted from a Strategy Account Option before the Term End Date (including a periodic fee or charge), the deduction will be from the Interim Value of your investment in that Strategy Account Option. As discussed, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. The deduction would also result in a Negative Adjustment to your Strategy Base, which will result in lower Interim Values for the remainder of the Term and could result in less gain (if any) or more loss on the Term End Date.
Withdrawal Charges
The Contract provides a free Withdrawal amount every Contract Year. See “Access To Your Money.” You may incur a Withdrawal Charge if you take a Withdrawal in excess of the free Withdrawal amount or if you Surrender your Contract. Withdrawal Charges reimburse us for the cost of Contract sales, expenses associated with issuing your Contract and other acquisition expenses. We apply a Withdrawal Charge schedule to the Contract Value being withdrawn which exceeds the annual free Withdrawal amount (and if withdrawn in the first Contract Year, the Purchase Payment amount). The Withdrawal Charge percentage declines over time.
Withdrawal Charge Schedule:
Years Since Purchase Payment Receipt	0	1	2	3	4	5	6+
Withdrawal Charge percentage	8%	8%	7%	6%	5%	4%	0%
If you take a partial Withdrawal, you can choose whether any applicable Withdrawal Charge is deducted from the amount withdrawn or from the Contract Value remaining after the amount withdrawn. If you Surrender your Contract, we deduct any applicable Withdrawal Charge from the amount surrendered. Withdrawals made prior to age 59½ may result in a federal tax penalty. See “Taxes.”
No Withdrawal Charge is imposed on:
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cancellations of the Contract during the free look period,
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Withdrawals after the Withdrawal Charge Period has ended,
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the free Withdrawal amount,
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death benefit proceeds,
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amounts converted to annuity income payments,
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Withdrawals by Owners to meet the required minimum distribution (“RMD”) related to this Contract only,
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Withdrawals taken under the Extended Care Waiver or Terminal Illness Waiver, or
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the Minimum Withdrawal Value.
Optional Return of Purchase Payment Death Benefit Fee
If you elect the optional Return of Purchase Payment Death Benefit at the time you purchase the Contract, you will be subject to an additional fee of 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. Deduction of the fee from a Strategy Account Option will trigger an Interim Value adjustment and Negative Adjustment.
Premium Taxes
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the Contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your Contract Value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your Contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Charges and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company’s and its affiliates’ annuity contracts, and the agents’ and registered representatives’ immediate family members; however, certain broker-dealers may limit crediting this additional amount to employees only; (3) trustees of mutual funds offered in the Company’s and its affiliates’ annuity contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract.
Ordering of Fees and Charges
On the Term End Date for a Strategy Account Option, fees and charges are applied after the Index Credit. Likewise, before the Term End Date for a Strategy Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, fees and charges are applied after daily interest.
Adjustments
Before the Term End Date for a Strategy Account Option, if you take a Withdrawal or Surrender, or if you exercise the Performance Capture, or if you annuitize the Contract, or if the Contract’s death benefit is paid, or if a fee or charge is deducted from that Strategy Account Option, the transaction will be based on the Interim Value of your investment in that Strategy Account Option. The Interim Value is designed to shift investment risk from us to you to protect us from loss when having to pay out amounts from a Strategy Account Option prematurely. The application of an adjustment for the Interim Value to such transactions could result in a loss beyond the Buffer for the Strategy Account Option. In extreme circumstances, for any Strategy Account Option, the total loss could be 100% (i.e., a complete loss of your principal and any prior earnings).
Interim Values are calculated using a formula. Several factors may cause a positive or negative adjustment, such as the time remaining in the Term; the applicable Buffer Rate and Upside Parameter; market conditions (e.g., interest rates, volatility, dividends); and the market values of the hypothetical derivative instruments that we use to hedge our obligations. See “Valuing your Investment in a Strategy Account Option – Interim Values” and the “Statement of Additional Information” for more details, including examples illustrating the operation of Interim Values.
If you take any type of Withdrawal from a Strategy Account Option before the Term End Date, your Strategy Base will be subject to a Negative Adjustment at that time. The Negative Adjustment is a proportionate reduction to your Strategy Base. It is derived by reducing your Strategy Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the Withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).
A Negative Adjustment to your Strategy Base could result in less gain (if any) on the Term End Date, perhaps significantly less gain, because the Index Credit Rate will be applied to a lower Strategy Base. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date will trigger a Negative Adjustment to your Strategy Base, including fees and charges that are periodically deducted from your Contract. A Negative Adjustment to your Strategy Base may be greater than or less than the amount withdrawn or the fee or charge deducted. There is no way to increase your Strategy Base during a Term, and therefore no way to reverse or offset the impact of a Negative Adjustment to your Strategy Base. See “Negative Adjustments to Strategy Base” for more details, including examples.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative. Interim Values can fluctuate daily, and the current value quoted to you may differ from the actual value calculated at the time of a transaction.

Payments in Connection with Distribution of the Contract

Payments We Make
We make payments in connection with the distribution of the Contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the Contract to the public. The selling firms have entered into written selling agreements with the Company and Corebridge Capital Services, Inc., the distributor of the Contracts. We pay commissions to the selling firms for the sale of your Contract. The selling firms are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.00% of the Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on the Purchase Payment, with a trail commission of up to a maximum 1.00% of Contract Value annually for the life of the Contract.
The registered representative who sells you the Contract typically receives a portion of the compensation we pay to their selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by their selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. See “Fees, Charges and Adjustments – Reduction or Elimination of Fees, Charges and Additional Amounts Credited.”
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Annuity Income Options (Income Phase)

What is the Income Phase?
During the Income Phase, we use the money accumulated in your Contract to make regular payments to you. This is known as “annuitizing” your Contract. At this point, the Accumulation Phase ends. You will no longer be able to take Withdrawals of Contract Value and all other features and benefits of your Contract will terminate, including your ability to Surrender your Contract. Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your Contract any time after your fifth Contract Anniversary (“Annuity Date”) and on or before the Latest Annuity Date (defined below) by completing and mailing the Annuity Option Selection Form to our Annuity Service Center. If you do not request to annuitize your Contract on the Annuity Date of your choice, your Contract will be annuitized on the Latest Annuity Date. If your Contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the Contract Anniversary following your 95th birthday. For example, if your 95th birthday is July 8, 2024, and your Contract Anniversary is September 9, 2024, then the Latest Annuity Date is September 9, 2024, your initial annuity income payment will be on the first Business Day of the month after the Latest Annuity Date.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options below that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your Contract will be annuitized in accordance with the default annuity income payment option specified under “Annuity Income Options” below.
What is the impact on the death benefits if I annuitize?
Upon annuitizing the Contract, the death benefit (including a Return of Purchase Payment Death Benefit, if elected) will terminate. See “Death Benefits.”
ANNUITY INCOME OPTIONS
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 with a guaranteed period of 10 years; for annuity income payments based on joint lives, the default is Option 3 with a guaranteed period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your Contract. In most Contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the Contract is owned by a non-natural Owner, the Annuitant cannot be changed after the Contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime-based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies. If the Annuitant dies before the first annuity income payment, no payments will be made.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. If both the Annuitant and the designated person die before the first annuity income payment, no payments will be made. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified Contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified Contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if annuity income payments are elected under this option, you (or the Beneficiary under the Contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed annuity income payments after the Annuity Date. Upon your request, the Contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
ANNUITY INCOME PAYMENTS
Your annuity income payments are fixed. The Company guarantees the amount of each payment. We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a Contract Value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
The annuity income payment is determined by applying separately that portion of Contract Value allocated to the Fixed Account Option and the Strategy Account Option(s), less any premium tax if applicable, and then applying it to the annuity table specified in the Contract for fixed annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the annuity income payment.
RISK OF ANNUITIZING PRIOR TO THE TERM END DATE
The Contract allows annuitization at times that may not correspond to the Term End Date. If the Contract is annuitized before the Term End Date for a Strategy Account Option, the amount from that Strategy Account Option being annuitized will be calculated based on an Interim Value. As discussed under Valuing Your Investment in a Strategy Account Option – Interim Values, an Interim Value could reflect significantly less gain or more loss than would be applied on the Term End Date. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the Income Phase.
If your Contract is annuitized when you have multiple ongoing Terms for Strategy Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Strategy Account Options. As such, for as long as you have multiple ongoing Terms for Strategy Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value. The Interim Value could be substantially less than the amount initially invested in the Strategy Account Option and could result in significant loss.

Taxes

The federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the federal income tax rules that may affect you and your Contract. This discussion also does not address other federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your Contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Section 72 of the Code governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution (or deemed distribution) or as annuity income payments under the annuity option elected. For a lump-sum payment received as a Surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a Withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified Contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your Contract as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified contracts are: Individual Retirement Annuities and Individual Retirement Accounts (“IRAs”), Roth IRAs, and SEP IRAs. Typically, for tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should consult a tax adviser for advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
ANNUITY CONTRACTS IN GENERAL
The Code provides for special rules regarding the tax treatment of annuity contracts.
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Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
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Qualified contracts that satisfy specific Code requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
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Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your Contract under an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your Contract is referred to as a Non-Qualified Contract.

Qualified Contract
If you purchase your Contract under an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your Contract is referred to as a Qualified Contract.
If you are purchasing the Contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the Contract itself is a qualifying arrangement (as with an IRA), the Contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Allocation Accounts, lifetime annuity income options, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act was signed into law as part of larger appropriations legislation. Additionally, The SECURE 2.0 Act of 2022 (“SECURE 2.0”) was passed on December 29, 2022. SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
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an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
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Age 73 if you were born January 1, 1951, or later.
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Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
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Age 70½ if you were born before July 1, 1949.
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the RMD eligible age is due to increase to age 75 after December 31, 2032.
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new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020;
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elimination of the age 70½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70½ IRA contributions);
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new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event for terminal illnesses, and for eligible distributions for domestic abuse victims; and
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expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain IRAs.
The foregoing is not an exhaustive list. The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts.
Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023.
Some provisions in the Act are subject to the terms of an IRA and may not be available with your annuity. You should consult with your financial representative or personal tax adviser if you are impacted by these changes.
QUALIFIED PLANS
The Contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the Code, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon Surrender or annuitization. Various penalties and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual Withdrawal penalties and restrictions may apply to Surrenders from Qualified Contracts.

Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2024 is the lesser of $7,000 or 100% of compensation. Individuals aged 50 or older may be able to contribute an additional $1,000 in 2024. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax adviser or Internal Revenue Service Publication 590-A & B for more details. If you and your spouse are filing jointly and have a modified AGI in 2024 of less than $123,000, your contribution may be fully deductible; if your income is between $123,000 and $143,000, your contribution may be partially deductible and if your income is $143,000 or more, your contribution may not be deductible. If you are single and your income in 2024 is less than $77,000, your contribution may be fully deductible; if your income is between $77,000 and $87,000, your contribution may be partially deductible and if your income is $87,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2024 is between $230,000 and $240,000, your contribution may be partially deductible.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2024 is the lesser of $7,000 or 100% of compensation. Individuals aged 50 or older may be able to contribute an additional $1,000 in 2024. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2024 is less than: $230,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $146,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
TAX TREATMENT OF PURCHASE PAYMENTS
Non-Qualified Contract
In general, your cost basis in a Non-Qualified Contract is equal to the Purchase Payment you put into the Contract. You have already been taxed on the Purchase Payment you contributed in your Non-Qualified Contract.
Qualified Contract
Typically, for tax-deductible IRA contributions, you have not paid any tax on the Purchase Payment contributed to your Contract and therefore, you have no cost basis in your Contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified Contracts issued by the same company to the same contract Owner during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any Withdrawals, whether annuity income payment or other Withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% Federal tax penalty unless withdrawn in conjunction with the following circumstances:
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after attaining age 59½;
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when paid to your Beneficiary after you die;
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after you become disabled (as defined in the IRC);
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when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
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under an immediate annuity contract;
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when attributable to Purchase Payments made prior to August 14, 1982.
Partial Withdrawals or Surrender
If you make partial Withdrawal or Surrender from a Non-Qualified Contract, the Code generally treats such Withdrawals as coming first from taxable earnings and then coming from your Purchase Payment. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the Contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS
The Code limits the Withdrawal of Purchase Payments from certain Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) dies; (3) becomes disabled (as defined in the IRC); (4) experiences a financial hardship (as defined in the Code); or (5) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another contract or account of the same plan type are not considered distributions, and thus are not subject to these Withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.
PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES
Section 1035 of the Code provides that a Non-Qualified Contract may be exchanged in a tax-free transaction for another Non-Qualified Contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange.
However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the Cash Value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code Section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent Surrenders or Withdrawals.
A transfer of Contract Value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under Code Section 1035 (a “1035 exchange”).

Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold. Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI based on type of filer ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
Further information may be found on www.irs.gov. An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable Withdrawals from a
Non-Qualified Contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (See “Contracts Owned by a Trust or Corporation” below). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
Distributions from Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified Contract. As a result, most amounts withdrawn from the Contract or received as annuity income payments will be taxable income. Exceptions to this general rule include Withdrawals attributable to after-tax Roth IRA contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Qualified Distributions from Roth IRAs which satisfy certain qualification requirements, including at least five years in a Roth IRA and either attainment of age 59½, death or disability or, for the purchase of a first home, will not be subject to federal income taxation.
The taxable portion of any Withdrawal or annuity income payment from a Qualified Contract will be subject to an additional 10% Federal tax penalty tax, under the IRC, except in the following circumstances:
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after attainment of age 59½;
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when paid to your Beneficiary after you die;
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after you become disabled (as defined in the IRC);
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after you become terminally ill;
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as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
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dividends paid with respect to stock of a corporation described in Code Section 404(k);
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payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
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for payment of health insurance if you are unemployed and meet certain requirements;
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distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
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payments to certain individuals called up for active duty after September 11, 2001;
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payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
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distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
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certain amounts to a domestic abuse victim;
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certain amounts for emergency personal expenses; and
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Withdrawals of net income on excess IRA contributions returned by the due date of your tax return.
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or Withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. Withholding on distributions from IRAs can be waived.
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a single individual with no adjustments.

Annuitization
Unlike a Non-Qualified Contract, if you annuitize your Qualified Contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your IRA to another IRA.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits.
This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
REQUIRED MINIMUM DISTRIBUTIONS
Information in this section generally does not apply to Non-Qualified Contracts. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
Commencement Date
Generally, if you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age:
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Age 75 if you were born January 1, 1960 or later.
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Age 73 if you were born January 1, 1951 and before January 1, 1960.
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Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
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Age 70½ if you were born before July 1, 1949.
If you choose to delay your first distribution until the year after the year in which you reach the applicable RMD age, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Multiple Contracts
The Code provides that multiple Non-Qualified Contracts which are issued within a calendar year to the same Owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified Contract from the same issuer in any calendar year.
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs.
Systematic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the systematic Withdrawal option. You may select monthly, quarterly, semiannual, or annual Withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your Contract Value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial Withdrawal from the Contract. In that case, the amount of the partial Withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
CONTRACTS OWNED BY A TRUST OR CORPORATION
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this Contract should consult a tax adviser.
Under Section 72(u) of the Code, the investment earnings on Purchase Payment for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Generally, the Code does not confer tax-deferred status upon a Non-Qualified Contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
WITHHOLDING
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
OTHER WITHHOLDING TAX
An Owner that is not exempt from United States federal withholding tax should consult its tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Foreign Account Tax Compliance Act (“FATCA”)
An Owner who is not a “United States person” which is defined under the Code to mean:
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a citizen or resident of the United States
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a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
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any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code Section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA provides that a 30% withholding tax will be imposed on certain gross payments (which could include Cash Value distributions from life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY), is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
GIFTS, PLEDGES, ASSIGNMENTS AND/OR TRANSFERRING OWNERSHIP OF A CONTRACT
Non-Qualified Contracts
Under Code Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse due to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payment at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payment not previously withdrawn. The new Contract owner’s Purchase Payment (basis) in the Contract will be increased to reflect the amount included in your taxable income.
In addition, the Code treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified Contract as a Withdrawal.
Qualified Contracts
Generally, a Qualified Contract may not be assigned or pledged. One exception to this rule is if the assignment is pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree. You should consult a tax adviser as to the availability of this exception.
OUR TAXES
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

OTHER INFORMATION

The Distributor
Corebridge Capital Services, Inc. (“CCS”), located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, distributes the Contracts. CCS, an affiliate under common control with the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by CCS in connection with the distribution of the Contracts.
The Company
American General Life Insurance Company (“AGL”) is a life insurance company organized under the laws of the state of Texas. Our principal offices are located at 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and living benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile, and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
Unregistered Separate Account
Assets supporting the Strategy Account Options are held in a non-insulated, non-unitized separate account (the “Separate Account”) established under Texas law. These assets are subject to the claims of the creditors of AGL and the benefits provided under the Strategy Account Options are subject to the claims paying ability of AGL.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor Purchase Payment allocated to the Strategy Account Options participate in the performance of the assets held in the Separate Account.
We are not obligated to invest assets in the Separate Account according to specific guidelines or strategies except as disclosed in this prospectus or as may be required by Texas and other state insurance laws.
CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will make any such changes, and where necessary, we will obtain any necessary approval of any applicable state insurance department. We will notify you of any changes in writing. These changes include, among others, the right to:
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Manage the Separate Account under the direction of a committee at any time;
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Make any changes required by applicable law or regulation; and
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Modify the provisions of the Contract to reflect changes to the Strategy Account Options and the Separate Account.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.
General Account
The General Account is comprised of AGL’s assets. AGL exercises sole discretion over the investment of the General Account assets and bears the associated investment risk. You will not share in the investment experience of General Account assets. The General Account invests its assets in accordance with state insurance law. All assets of the General Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. These assets are subject to the claims paying ability of AGL.
EXEMPTION FROM EXCHANGE ACT REPORTING
We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Securities Exchange Act of 1934.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
Statements to Owners
At least once each Contract Year during the Accumulation Phase, we will send you an annual statement that will show your Contract Value, any transactions made to your Contract during the year, any charge deductions, the amount of the death benefit, and any Index Credit credited to your Strategy Account Options. Each statement will show information as of a date not more than four (4) months prior to the mailing date. On request, we will send you a current statement with the information described above.
It is your responsibility to carefully review all documents you receive from us and immediately notify our Annuity Service Center of any inaccuracies. We will investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Contract, for any inaccuracies or errors. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the federal securities laws.

Legal Proceedings
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on our business.
Financial Statements
The consolidated financial statements of American General Life Insurance Company are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account and the Contract, please refer to the registration statements and exhibits.

Appendix A: Investment Options Available Under the Contract

Strategy Account Options
The following is a list of Strategy Account Options currently available under the Contract. We may change the features of the Strategy Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Strategy Account Options, and terminate existing Strategy Account Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.corebridgefinancial.com/rila-rates. Note: If amounts are removed from a Strategy Account Option before the Term End Date, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the Term End Date.
See “Allocation Accounts – Strategy Account Options” in the prospectus for a description of the Strategy Account Options’ features. See “Valuing your Investment in a Strategy Account Option – Interim Value” and “Fees, Charges and Adjustments – Adjustments” in the prospectus for more information about Interim Value adjustments.
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)	Availability of Performance Capture
1-Year Term Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	20% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Trigger	10% Buffer Rate	2% Trigger Rate	Manual
S&P 500® Index	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Trigger	10% Buffer Rate	2% Trigger Rate	Manual
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
3-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 30%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 40%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 50%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)	Availability of Performance Capture
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Cap	20% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation	10% Buffer Rate	10% Participation Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation	20% Buffer Rate	10% Participation Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	10% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	20% Buffer Rate	2% Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Annual Application of Cap and Buffer Cap Secure	10% Buffer Rate	2% Cap Secure Rate	Manual
6-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 50%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 75%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 100%	10% Current Lock Buffer Rate; 1% Minimum Lock Buffer Rate	N/A	N/A
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2 If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
Please note, in growing markets, the 6-Year Strategy Account Options with Participation that have Participation Rates that are greater than 100% will always outperform the 6-Year Strategy Account Options with Cap. However, in market downturns, the 6-Year Strategy Account Options with Participation that have Participation Rates that are greater than 100% will not outperform the 6-Year Strategy Account Options with Cap. You should consult with your financial representative about how market conditions may impact your investment decisions under the Contract.
The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next for so long as that Strategy Account Option remains available under the Contract. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option other than those with Lock Upside Parameter is 10%. We reserve the right to add and remove Strategy Account Options as available investment options. As such, the Buffer Rates offered under the Contract may change from one Term to the next. We will always offer a Strategy Account Option with a Buffer Rate of at least 10%.
The minimum guaranteed rates that may be established under the Contract for each of the Upside Parameters (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Dual Direction with Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation (no lower than 10%), and Trigger Rate (no lower than 2%). The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
Fixed Account Option
The following is the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
See “Allocation Options – Fixed Account Option” of the prospectus for a description of the Fixed Account Option’s features.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%
Lock Fixed Rate and Performance Capture Fixed Rate
For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to the Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Lock Fixed Rate and Performance Capture Fixed Rate at any time at our discretion subject to the following annual guaranteed minimum interest rates:
Name	Term	Minimum Guaranteed Interest Rate
Lock Fixed Rate (Available only for Strategy Account Options with Lock Upside Parameter)	Applies from the date the Lock Threshold is met to the next Contract Anniversary	0.25%
Performance Capture Fixed Rate (Available for all Strategy Account Options other than those with Lock Upside Parameter)	Applies from the Performance Capture Date until the next Contract Anniversary	0.25%

Appendix B: Index Information

S&P 500® Index
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by American General Life Insurance Company (“AGL”). Standard’s & Poor’s Standard’s & Poor’s®, S&P®, and S&P 500®, are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AGL. It is not possible to invest directly in an index. Corebridge MarketLock® Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Corebridge MarketLock® Annuity or any member of the public regarding the advisability of investing in securities generally or in Corebridge MarketLock® Annuity particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to AGL with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGL or the Corebridge MarketLock® Annuity. S&P Dow Jones Indices have no obligation to take the needs of AGL or the owners of Corebridge MarketLock® Annuity into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Corebridge MarketLock® Annuity. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGL, OWNERS OF THE Corebridge MarketLock® Annuity, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Nasdaq-100 Index®
The Corebridge MarketLock® Annuity ("Product") is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to American General Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or
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quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Appendix C: Death Benefits Following Spousal Continuation

The following details the Contract Value and Return of Purchase Payment Death Benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Contract Value Death Benefit Payable upon Continuing Spouse’s Death
The Contract Value death benefit, included in the Contract for no additional fee, will be equal to the Contract Value on the Business Day during which we receive all required documentation.
Return of Purchase Payment Death Benefit Payable upon Continuing Spouse’s Death:
If the Continuing Spouse is age 75 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract value less fees if applicable;
b.
Minimum Withdrawal Value; or
c.
Net Purchase Payments.
If the Continuing Spouse is age 76 or older on the Continuation Date, the death benefit is equal to the Contract Value and the Return of Purchase Payment Death Benefit fee will no longer be deducted as of the Continuation Date.
We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time for prospectively issued contracts.
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Appendix D: Optional Return Of Purchase Payment Death Benefit Examples

The following examples demonstrate how Withdrawals impact the Return of Purchase Payment Death Benefit.
The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your Contract will actually perform.
Example 1: Initial Values
The values shown below are based on the assumption of a Purchase Payment of $250,000.
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments (“NPP”)	Return of Purchase Payment Death Benefit
Contract Issue Date	$250,000	$250,000	$250,000	$250,000
Example 2: Impact of Withdrawals on Net Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
A Withdrawal of $15,000 was taken in the third Contract Year.
•
A Withdrawal of $23,000 was taken in the fourth Contract Year.

Values as of	Assumed Contract Value	Withdrawal Taken	Contract Value after Withdrawal	Net Purchase Payments (“NPP”)	Assumed Payment Death Benefit
Contract Year 3	$300,000	$15,000	$285,000	$237,500	$285,000
3rd Contract Anniversary	$265,000	N/A	$265,000	$237,500	$265,000
Contract Year 4	$230,000	$23,000	$207,000	$213,750	$213,750
4th Contract Anniversary	$220,000	N/A	$220,000	$213,750	$220,000
•
The Net Purchase Payments reduced in the same proportion by which the Contract Value is reduced by Withdrawal amount.
○
In Contract Year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced NPP was $237,500 ($250,000 x [1 – 5.0%]). The Return of Purchase Payment Death Benefit was $285,000.
○
In Contract Year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced NPP was $213,750 ($237,500 x [1 – 10.0%]). The Return of Purchase Payment Death Benefit was $213,750.
Note: In Contract Year 3 the reduction proportion of 5.0% has less impact to the Net Purchase Payments because Contract Value was greater than NPP: The $15,000 Withdrawal reduced NPP by $12,500. Compared to Contract Year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the NPP: The $23,000 Withdrawal reduced NPP by $23,750.
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Appendix E: State Variations

Certain Contract features described in this prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, optional benefits, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract. See your financial representative or contact us for specific information that may be applicable to your state. References to certain state’s variations do not imply that we actually offer Contracts in each such state.
PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Annuity Date	You may switch to the Income Phase any time after your first Contract Anniversary.	Florida
Free Look
If you are age 60 or older on the Contract Issue Date:
The free look period is 30 days; and
If you invest immediately in any Strategy Account Option(s), the free look amount is calculated as the Contract Value plus any fees previously deducted on the day we received your request in Good
Order at the Annuity Service Center; or
If you choose to invest the Purchase Payment in a fixed account during the free look period, the free look amount is calculated as the Purchase Payment paid. While the Purchase Payment is invested in a fixed amount, it will remain there for 36 days and the initial Term for the Strategy Account
Option(s) will be shortened by 36 days.
If you are younger than age 60 on the Contract Issue Date, the free look amount is calculated as the
Contract Value plus any fees previously deducted on the day we received your request in Good Order at the Annuity Service Center.
The Company will apply the Interim Value when calculating the Contract Value to be refunded to you. Therefore, this amount could be less than the amount paid with the application.
California
Free Look
The free look period is 21 days, and the amount is calculated as the cash value plus any fees or charges on the day we received your request in Good Order at the Annuity Service Center. The
Company will apply the Interim Value when calculating the Contract Value to be refunded to you.
Therefore, this amount could be less than the amount paid with the application.
Florida
Free Look	Right to cancel period for internal replacement is 45 days.	Pennsylvania
Joint Ownership	Benefits and features to be made available to Domestic Partners.	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and features to be made available to Civil Union Partners.	California Colorado Hawaii Illinois New Jersey Rhode Island
Extended Care Waiver/Terminal Illness Waiver	The Extended Care Waiver and Terminal Illness Waiver are not available.	California
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The Statement of Additional Information (“SAI”), dated December 16, 2024, includes additional information about the Contract and the Company. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy, or to request other information about the Contract or make other inquiries, contact us by:
•
Calling: (877) 445-1262
•
Mailing:
American General Life Insurance Company
Annuity Service Center
P.O. Box 15570
Amarillo, TX 79105-5570
•
Visiting: www.corebridgefinancial.com/rila-documents

EDGAR Contract Identifier No. C000256098

STATEMENT OF ADDITIONAL INFORMATION
SINGLE PURCHASE PAYMENT DEFERRED REGISTERED INDEX-LINKED ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
COREBRIDGE MARKETLOCK® ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated December 16, 2024, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (877) 445-1262, visiting www.corebridgefinancial.com/rila-documents or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570, AMARILLO, TEXAS 79105-5570
December 16, 2024

The Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on August 20, 1968. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc.’s (“AIG”) share ownership of Corebridge, the publicly-traded parent company of AGL, and the rights granted to AIG by Corebridge as part of a separation agreement between AIG and Corebridge, provide AIG with control over Corebridge’s corporate and business activities. AIG has announced its intention to sell all its interest in Corebridge over time. On September 19, 2022, AIG began its divestment with an initial public offering of Corebridge common stock. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of AGL or Corebridge (a “Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the separation plan will ultimately be deemed a Change of Control Event. Upon completion of the separation of Corebridge from AIG, AGL will continue to be an indirect, wholly owned subsidiary of Corebridge. AGL offers individual term and universal life insurance, as well as fixed and variable annuities in all states except in New York.
General Account
The general account is made up of all of the general assets of the Company including the assets of the unregistered and uninsulated Separate Account that support the Fixed Account Option and Strategy Account Options. Assets supporting amounts allocated to Fixed Account Option and Strategy Account Options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Contract Adjustment
On any day during the Term except for the Term Start Date and the Term End Date, your Strategy Account Option Value is equal to the Interim Value. We calculate the Interim Value each day between the Term Start Date and the Term End Date based on the value of a hypothetical portfolio of financial instruments designed to replicate the Strategy Account Option Value if it were held until the Term End Date. The Interim Value fluctuates each day. The Interim Value on a given day determines the amount available from that Strategy Account Option for Withdrawals, Surrender, and the other transactions listed below that may occur on that date.
The Interim Values generally reflect less gain and more downside than would otherwise apply at the end of the Term. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Term. This means that there could be significantly less money available under your Contract for Withdrawals, Surrender, annuitization, and the death benefit. The application of an Interim Value may result in a loss even if the Index performance at the time of Withdrawal or other transaction listed above is higher than at the beginning of the Term. If you use the Performance Capture feature to capture an Interim Value that is lower than your Strategy Base on the Term Start Date, you may capture a loss.
The Interim Value for a Strategy Account Option is calculated using the following formula.
Interim Value = SBt x (1 + OUVt – OUV0 x Time Ratio - TC%)
Where:
SBt = Strategy Base on the day of calculation
OUVt = Option Unit Value on day of calculation
OUV0 = Option Unit Value on Term Start Date
Time Ratio = Number of days remaining in Term / Number of days in Term
TC% = Trading Costs (stated as percentage of Strategy Base)

•
Option Unit Value. The value, expressed as a percentage, of a hypothetical replicating portfolio of options used to calculate the Interim Value for each Strategy Account Option. The hypothetical replicating portfolio of options is determined by us for each Strategy Account Option and is used to estimate the fair value of the risk of loss and potential gain on the Term End Date. If we are unable to calculate the Option Unit Value on any day, we will use the last available Option Unit Value available to us. The Option Unit Value may be positive, negative, or zero. Gains and losses for Interim Values are not directly tied to the performance of the Index for the Strategy Account Option. We calculate the Option Unit Value by using a methodology that reflects changes in the values of hypothetical portfolio of financial instruments referencing the Index. The values of these instruments can be affected by factors such as Index performance, Index volatility (based on availability of calculation data), and interest rates. This methodology is designed to produce an estimate of the fair value of your investment in the Strategy Account Option on that day. The fair value is intended to reflect factors such as the likelihood, and magnitude of, a positive or negative Index Credit Rate on the Term End Date, the length of time remaining in the Term, and the risk of loss and the possibility of gain on the Term End Date.
•
Trading Costs. The trading costs are the estimated costs of selling the hypothetical portfolio of options prior to the Term End Date.
The examples show how the Interim Value is calculated and how it may vary based on whether the Index Value has increased or decreased and how much time there is remaining in the Term. The hypothetical option unit value and trading costs in the examples are expressed as a percentage of the Strategy Base.
	1-Year -10% Buffer with Cap	6-Year -10% Buffer with Participation
Term Start Date
Strategy Base	$100,000	$100,000
Index Value	1,000	1,000
Number of Days in Term	365	2,191
Hypothetical Option Unit Value	1.62%	10.27%
Example A: Negative Index Change near the beginning of the Term
Interim Value Date
Index Value	950	950
Index Change	-5%	-5%
Days Remaining in Term	334	2,160
Hypothetical Option Unit Value	-2.15%	5.42%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + (-2.15%) - 1.62% x (334/365) - 0.15%)	$100,000 x (1 + 5.42% - 10.27% x (2160/2191) - 0.15%)
Interim Value Result	$96,217.59	$95,145.31
Example B: Negative Index Change near the end of the Term
Interim Value Date
Index Value	950	950
Index Change	-5%	-5%
Days Remaining in Term	30	30
Hypothetical Option Unit Value	-0.48%	-0.36%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + (-0.48%) - 1.62% x (30/365) - 0.15%)	$100,000 x (1 + (-0.36%) - 10.27% x (30/2191) - 0.15%)
Interim Value Result	$99,236.85	$99,349.38
Example C: Positive Index Change near the beginning of the Term
Interim Value Date

	1-Year -10% Buffer with Cap	6-Year -10% Buffer with Participation
Example C: Positive Index Change near the beginning of the Term (continued)
Index Value	1050	1050
Index Change	5%	5%
Days Remaining in Term	334	2,160
Hypothetical Option Unit Value	3.37%	11.43%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + 3.37% - 1.62% x (334/365) - 0.15%)	$100,000 x (1 + 11.43% - 10.27% x (2160/2191) - 0.15%)
Interim Value Result	$101,737.59	$101,155.31
Example D: Positive Index Change near the end of the Term
Interim Value Date
Index Value	1050	1050
Index Change	5%	5%
Days Remaining in Term	30	30
Hypothetical Option Unit Value	5.23%	6.87%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + 5.23% - 1.62% x (30/365) -0.15%)	$100,000 x (1 + 6.87% - 10.27% x (30/2191) - 0.15%)
Interim Value Result	$104,946.85	$106,579.38

Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2023, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise Financial Services, Inc.	Primerica Financial Services
Cadaret, Grant & Co, Inc	PRUCO Securities LLC
Centaurus Financial, Inc.	Raymond James & Associates
Edward D. Jones & Co., L.P	Raymond James Financial
Independent Financial Group	SagePoint Financial, Inc.
Lincoln Financial Advisors	Securian Financial Services, Inc.
MML Investors Services, LLC	Securities America, Inc.
Osaic Wealth, Inc.	Woodbury Financial Services, Inc.
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through Corebridge Capital Services, Inc., located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. Corebridge Capital Services, Inc. (“CCS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. CCS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.
Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent auditors for American General Life Insurance Company.
The following financial statements are included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.
•
The Audited Statutory Financial Statements and Supplemental Information of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and December 31, 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023 and the supplemental schedule of selected financial data, investment risk interrogatories, summary of investment schedule, and schedule of reinsurance disclosures (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2023 and for the year then ended.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2023 and 2022 and

for each of the three years ended December 31, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of

2

not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

○	Exercise professional judgment and maintain professional skepticism throughout the audit.

○

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

○

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

○

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

○

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2024

3

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2023	2022
Admitted assets
Cash and investments	$112,132	$108,455
Bonds
Preferred stock	80	93
Common stock	266	927
Cash, cash equivalents and short-term investments	900	951
Mortgage loans	29,652	25,131
Real estate	75	9
Contract loans	1,157	1,138
Derivatives	1,884	466
Derivative cash collateral and deferred asset for SSAP 108	1,985	1,660
Other invested assets	6,556	7,940
Total cash and investments	154,687	146,770
Amounts recoverable from reinsurers	251	270
Amounts receivable under reinsurance contracts	520	492
Current federal income tax recoverable	337	232
Deferred tax asset	1,164	1,087
Due and accrued investment income	1,413	1,136
Premiums due, deferred and uncollected	62	153
Receivables from affiliates	222	263
Other assets	2,323	1,515
Separate account assets	68,792	59,701
Total admitted assets	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2023	2022
Liabilities
Policy reserves and contractual liabilities	$113,699	$108,850
Life and annuity reserves
Liabilities for deposit-type contracts	14,014	12,316
Accident and health reserves	697	711
Premiums received in advance	10	10
Policy and contract claims	657	715
Policyholder dividends	17	17
Total policy reserves and contractual liabilities	129,094	122,619
Payable to affiliates	224	483
Interest maintenance reserve	1,389	1,804
Derivatives	953	807
Repurchase agreements	1,623	1,725
Collateral for derivatives program	1,729	205
Funds held under coinsurance	12,849	11,826
Accrued expenses and other liabilities	3,598	2,424
Net transfers from separate accounts due or accrued	(1,745)	(1,323)
Asset valuation reserve	2,343	1,681
Separate account liabilities	68,785	59,618
Total liabilities	220,842	201,869
Commitments and contingencies (see Note 21)

Capital and surplus	6	6
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	5,410
Special surplus funds	1,279	916
Unassigned surplus	2,233	3,417
Total capital and surplus	8,929	9,750
Total liabilities and capital and surplus	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2023	2022	2021
Revenues
Premiums and annuity considerations	$23,157	$39,948	$15,409
Net investment income	6,574	7,172	7,503
Amortization of interest maintenance reserve	113	123	162
Reserve adjustments on reinsurance ceded	(4,276)	(2,112)	(2,273)
Commissions and expense allowances	679	779	703
Separate account fees	902	1,648	1,845
Other income	1,018	741	578
Total revenues	28,167	48,299	23,927
Benefits and expenses
Death benefits	749	811	736
Annuity benefits	3,244	2,652	2,806
Surrender benefits	15,931	9,350	8,453
Other benefits	1,077	692	668
Change in reserves	4,817	4,769	2,729
Commissions	1,519	2,672	1,099
General insurance expenses	946	928	978
Net transfers to (from) separate accounts	2,078	1,109	1,682
Modco reinsurance assumed	(3,394)	22,095	—
Other expenses	742	716	704
Total benefits and expenses	27,709	45,794	19,855
Net gain from operations before dividends to policyholders and federal income taxes	457	2,505	4,072
Dividends to policyholders	2	6	1
Net gain from operations after dividends to policyholders and before federal income taxes	455	2,499	4,071
Federal income tax (benefit) expense	(52)	518	1,422
Net gain from operations	507	1,981	2,649
Net realized capital (losses), net of tax after transfers to interest maintenance reserves	(363)	(1,190)	(405)
Net income	$144	$791	$2,244

 See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2021	$7	$3,510	$(128)	$4,122	7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	9,750
Net income	—	—	—	144	144
Change in net unrealized capital gains (losses)	—	—	—	58	58
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	492	492
Change in deferred tax	—	—	—	167	167
Change in non-admitted assets	—	—	—	(7)	(7)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	21	21
Change in asset valuation reserve	—	—	—	(662)	(662)
Change in surplus from separate accounts	—	—	—	(367)	(367)
Other changes in surplus in separate accounts	—	—	—	367	367
Additional paid in surplus	—	—	—	—	—
Change in surplus as a result of reinsurance	—	—	—	249	249
Dividends	—	—	—	(2,000)	(2,000)
Prior period corrections	—	—	—	(8)	(8)
Reinsurance permitted practice	—	—	—	725	725
Other changes	—	—	363	(363)	—
Balance, December 31, 2023	$7	$5,410	$1,279	$2,233	$8,929

 See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2023	2022	2021
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$23,059	$18,180	$13,618
Net investment income collected	5,711	6,547	6,966
Other income	(1,038)	557	851
Total revenue received	27,732	25,284	21,435
Benefits paid	21,098	13,473	12,474
Net transfers to (from) separate accounts	(2,569)	536	2,192
Commissions and expenses paid	2,447	3,584	2,129
Dividends paid to policyholders	3	2	4
Federal income taxes paid	(26)	1,089	1,227
Total benefits and expenses paid	20,953	18,684	18,026
Net cash provided by operations	6,779	6,600	3,409
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	8,775	15,962	23,554
Stocks	144	498	233
Mortgage loans	3,446	3,005	3,082
Other invested assets	1,436	1,136	2,057
Securities lending reinvested collateral assets	—	1,727	—
Other, net	—	124	421
Total proceeds from investments sold, matured or repaid	13,801	22,452	29,347
Cost of investments acquired:
Bonds	16,318	17,824	24,029
Stocks	43	300	643
Mortgage loans	7,349	6,465	4,066
Real estate	—	1	1
Derivatives, net	2,103	823	407
Other invested assets	952	2,791	2,496
Securities lending reinvested collateral assets	—	—	35
Other, net	539	1,878	127
Total cost of investments acquired	27,304	30,082	31,804
Net adjustment in contract loans	15	(26)	(69)
Net cash provided by (used in) investing activities	(13,518)	(7,604)	(2,388)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	—	1,900	—
Net deposits on (withdrawals from) deposit-type contracts	1,698	(11)	(707)
Dividends to parent	(2,000)	(800)	(750)
Change in securities lending	—	(2,426)	747
Other, net	6,988	2,490	(568)
Net cash provided by (used in) provided by financing and miscellaneous activities	6,686	1,153	(1,278)
Net increase (decrease) in cash, cash equivalents and short-term investments	(51)	149	(257)
Cash, cash equivalents and short-term investments at beginning of year	951	802	1,059
Cash, cash equivalents and short-term investments at end of year	$900	$951	$802

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,

(in millions)	2023	2022	2021
Non-cash activities, excluded from above:
Non-cash transfer from separate to general account	$4,068	$—	$—
Non-cash transfer from general to separate account	1,002	—	—
Non-cash AGLIC -Bermuda redemption	642	—	—
Non-cash transfer from other invested assets to bonds	456	—	—
Non-cash transfer from other invested assets to mortgage loans	425	12	154
Non-cash Modco to FRL settlements	274	204	448
Non-cash Hannover reinsurance transaction	253	—	—
Non-cash Modco adjustment on assumed reinsurance	—	22,924	—
Non-cash transfer from other invested assets to common stocks	1	—	34
Non-cash pension risk transfer premiums	—	1,159	1,809
Settlement of non-cash dividends payable	—	—	295

See accompanying Notes to Statutory Financial Statements.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (formerly known as AIG Direct Insurance, Inc.) (“Corebridge Direct”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2023, 2022 and 2021, the Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:

Effective December 31, 2020 and periods through September 30, 2023, the Company renewed a permitted statutory accounting practice to recognize an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was previously expanded on October 1, 2020 to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date of October 1, 2020 (“Block 2”).

Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective October 1, 2022 and periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on October 1, 2022, including certain new business issued after the effective date of October 1, 2022 (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business.

The value of the assets subject to the above permitted practices was approximately $1,742 million, $1,017 million and $584 million in total at December 31, 2023, 2022 and 2021 respectively and are reported in Other assets.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2023	2022	2021
NET INCOME

State basis		$144	$791	$2,244
Net (loss) income, NAIC SAP		$144	$791	$2,244

SURPLUS

State basis		$8,929	$9,750	$8,532

State permitted practices that increase (decrease) NAIC SAP:

XoL reinsurance agreement	4	(1,742)	(1,017)	(584)
Statutory capital and surplus, NAIC SAP		$7,187	$8,733	$7,948

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (“RBC”) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and

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economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Starting in 2022 the Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (“IFRS”) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these

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transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of DTAs, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.6 billion at December 31, 2023 and 2022, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million and $175 million at December 31, 2023 and 2022, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from AIG, Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. For the period prior to the Corebridge initial public offering (the “IPO”) on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, Variable Annuity Life Insurance Company (“VALIC”), United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (formerly AIG Life of Bermuda, Ltd.) (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

The Company had no accounting changes during 2023 or 2022.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2023, two out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves

20

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

21

AMERICAN GENERAL LIFE INSURANCE COMPANY

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3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Bonds:
U.S. government obligations	$1,321	$5	$(214)	$1,112
All other governments	2,041	21	(249)	1,813
States, territories and possessions	239	2	(23)	218
Political subdivisions of states, territories and possessions	210	4	(12)	202
Special revenue	5,392	39	(532)	4,899
Industrial and miscellaneous	98,249	1,546	(9,929)	89,866
Hybrid securities	377	10	(15)	372
Bank loans	3,937	16	(96)	3,857
Parent, subsidiaries and affiliates	366	—	—	366
Total bonds	112,132	1,643	(11,070)	102,705
Preferred stock	80	3	—	83
Common stock*	266	—	—	266
Total equity securities	346	3	—	349
Total	$112,478	$1,646	$(11,070)	$103,054
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other government	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850

* Common stock includes $73 million and $753 million of investments in affiliates at December 31, 2023 and 2022, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Bonds:
U.S. government obligations	$88	$(6)	$889	$(208)	$977	$(214)
All other government	158	(20)	1,344	(227)	1,502	(247)
U.S. States, territories and possessions	32	(1)	139	(22)	171	(23)
Political subdivisions of states, territories and possessions	28	(2)	82	(11)	110	(13)
Special revenue	1,001	(81)	2,977	(450)	3,978	(531)
Industrial and miscellaneous	11,361	(1,080)	53,785	(8,851)	65,146	(9,931)
Hybrid securities	40	(1)	199	(14)	239	(15)
Bank loans	813	(40)	1,695	(62)	2,508	(102)
Parents, subsidiaries & affliates	—	—	8	—	8	—
Total bonds	13,521	(1,231)	61,118	(9,845)	74,639	(11,076)
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$13,521	$(1,231)	$61,118	$(9,845)	$74,639	$(11,076)
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total	$67,415	$(11,740)	$13,172	$(2,990)	$80,587	$(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)

As of December 31, 2023 and 2022, the number of bonds and equity securities in an unrealized loss position was 7,290 and 8,092, respectively. Bonds comprised 7,288 of the total, of which 5,725 were in a continuous loss position greater than 12 months at December 31, 2023. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2023 and 2022, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2023

Due in one year or less	$1,433	$1,423

Due after one year through five years	12,717	12,396

Due after five years through ten years	15,311	14,262

Due after ten years	44,241	37,416

LBaSS	38,552	37,330

Total	$112,254	$102,827

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $25 million and $124 million at December 31, 2023 and 2022, respectively, which is the fair value. At December 31, 2023 and 2022, the Company had no income excluded from due and accrued for bonds.

December 31, 2023 , the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2022, the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2023 and 2022 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,

	2023	2022
Consumer cyclical	17.3%	21.3%

Consumer non-cyclical	16.0	16.1

Capital Goods	8.0	8.3

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2023		December 31, 2022
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$38,552	$37,330	$30,699	$28,853

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2023 and 2022, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2023 and 2022, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2023, 2022 and 2021, the Company recognized total OTTI of $36 million, $114 million and $13 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2023 and 2022, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
LBaSS	$7,184	$(454)	$16,089	$(1,699)	$23,273	$(2,153)
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,

(in millions)	2023	2022
Balance, beginning of year	$1,256	$1,263

Increases due to:

Credit impairment on new securities subject to impairment losses	26	42

Additional credit impairment on previously impaired investments	10	71

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	80	120

Balance, end of year	$1,212	$1,256

See Note 4 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2023.

Mortgage Loans

Mortgage loans had outstanding principal balances of $30.4 billion and $25.8 billion at December 31, 2023 and 2022, respectively. Contractual interest rates range from 0.00 percent to 35.00 percent. The mortgage loans at December 31, 2023 had maturity dates ranging from 2023 to 2069.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2023	2022
Geographic distribution:
Mid-Atlantic	26.2%	28.0%
Foreign	20.0	22.5
Pacific	15.1	14.7
South Atlantic	15.4	12.1
West South Central	6.4	6.5
East North Central	5.1	5.8
New England	5.3	4.5
Mountain	4.4	3.9
East South Central	1.5	1.5
West North Central	0.6	0.5

Total	100.0%	100.0%
Property type distribution:
Multi-family	32.6%	35.9%
Office	19.5	23.8
Retail	8.5	8.3
Industrial	14.9	16.2
Hotel/Motel	4.1	4.8
Other	20.4	11.0

Total	100.0%	100.0%

At December 31, 2023, there were 331 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 75 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2023 and 2022:

	Years Ended December 31,
	2023		2022
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.00%	3.00%	12.60%	3.00%
Multi-family	9.84	3.01	15.03	2.98
Retail	8.84	5.06	—	—
Industrial	10.34	4.08	9.34	2.68
Hotel/Motel	9.69	6.95	8.68	4.04
Other	26.01	(0.16)	37.35	—

The Company did not reduce any interest rates during 2023 and 2022.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 144 percent and 90 percent, in 2023 and 2022, respectively.

At December 31, 2023, the Company held $560 million in impaired mortgage loans with a related allowance for credit losses. There were no impaired mortgage loans without a related allowance. At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $604 million and $669 million, at December 31, 2023 and 2022, respectively. The Company recognized interest income of $15 million, $22 million and $14 million, in 2023, 2022 and 2021, respectively.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2023	2022	2021
Balance, beginning of year	$294	$245	$274

Additions (reductions) charged to unrealized capital loss	148	58	(28)

Direct write-downs charged against allowance	(87)	(9)	(1)
Balance, end of year	$355	$294	$245

During 2023, the Company derecognized $71 million of mortgage loans and recognized $71 million of real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2023	2022
Current	$29,547	$24,981

30 - 59 days past due	68	21

60 - 89 days past due	13	3

90 - 179 days past due	24	125

Greater than 180 days past due	—	1
Total	$29,652	$25,131

At December 31, 2023 and 2022, the Company had mortgage loans outstanding under participant or co-lender agreements of $22.7 billion and $21.2 billion, respectively.

The Company had $307 million and $466 million in restructured loans at December 31, 2023 and 2022, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2023:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	— %
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2023 and 2022. At December 31, 2023 , the Company had $4 million outstanding commitments to debtors that hold loans with restructured terms. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2023	2022
Properties occupied by the Company	$—	$6

Properties held for production of income	73	3

Properties held for sale	2	—

Total	$75	$9

The Company recognized no gains or losses in 2023, 2022 and 2021. The Company recognized $3 million in impairment write-downs for its investment in real estate in 2023. The Company did not recognize any impairment write-downs for its investment in real estate during 2022 and 2021.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,

(in millions)	2023	2022
Investments in limited liability companies	$644	$972

Investments in limited partnerships	3,921	4,188

Other unaffiliated investments	1,892	2,717

Receivable for securities	100	73

Non-admitted assets	(1)	(10)

Total	$6,556	$7,940

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $955 million at December 31, 2023. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $4 million, $13 million and $15 million during 2023, 2022 and 2021, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,

(in millions)	2023	2022	2021
Bonds	$5,259	$4,608	$4,802
Preferred stocks	2	10	4
Common stocks	11	2	7
Cash and short-term investments	57	44	15
Mortgage loans	1,437	1,038	946
Real estate*	4	4	4
Contract loans	78	68	65
Derivatives	(283)	994	167
Investment income from affiliates	148	399	1,419
Other invested assets	246	320	271
Gross investment income	6,959	7,487	7,700
Investment expenses	(385)	(315)	(197)
Net investment income	$6,574	$7,172	$7,503

* Includes amounts for the occupancy of Company-owned property of $2 million in 2023, 2022 and 2021.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$(460)	$(551)	$446
Preferred stocks	(12)	—	14
Common stocks	8	(2)	16
Cash and short-term investments	36	(79)	(1)
Mortgage loans	(162)	(107)	18
Real estate	(3)	—	—
Derivatives	(329)	(1,233)	(659)
Other invested assets	113	80	199
Other	—	—	(49)
Realized capital (losses) gains	(809)	(1,892)	(16)
Federal income tax benefit (expense)	170	397	3
Net gains transferred to IMR	276	305	(392)
Net realized capital (losses) gains	$(363)	$(1,190)	$(405)

During 2023, 2022 and 2021, the Company recognized $87 million, $167 million and $42 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2023	2022	2021

Proceeds	$3,401	$9,787	$11,495

Gross realized capital gains	$64	$112	$823
Gross realized capital losses	$(456)	(472)	(405)

Net realized capital (losses) gains	$(392)	$(360)	$418

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$280	$(369)	$(171)
Preferred and common stocks	53	(59)	(311)
Mortgage loans	273	(523)	(129)
Derivatives	148	(497)	139
Other invested assets	(68)	(280)	502
Other	(10)	19	25
Federal income tax benefit (expense)	(126)	310	(116)

Net change in unrealized (losses) gains of investments	$550	$(1,399)	$(61)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2023	2022	2023	2022	2023	2022
Bonds - AC	5	11	$45	$15	$45	$13
LB&SS - AC	3	14	3	11	1	11
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	3	4	1	7	1	7
Total	11	29	$49	$33	$47	$31

AC - Amortized Cost

FV - Fair Value

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4.LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2023 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$899	$1	$898	$1	$1	3/31/2023
25150WAA2	6,490	—	6,490	—	—	3/31/2023
16163HAE1	504	503	—	503	526	3/31/2023
05952GAA9	$2,344	$2,293	$51	$2,293	$2,278	3/31/2023
22541QQJ4	4	—	4	—	—	3/31/2023
12668BKA0	1,929	1,904	25	1,904	1,844	3/31/2023
32051GPW9	$1,749	$1,747	$3	$1,747	$1,712	3/31/2023
Quarterly Total	$13,919	$6,448	$7,471	$6,448	$6,361
75114GAC3	22	—	22	—	—	6/30/2023
23312RAE5	27,786	13,657	14,129	13,657	11,312	6/30/2023
17029RAA9	1,278	—	1,278	—	—	6/30/2023
Quarterly Total	$29,086	$13,657	$15,429	$13,657	$11,312
007036UQ7	2,543	2,528	16	2,528	2,437	9/30/2023
94984NAA0	1,474	1,464	11	1,464	1,565	9/30/2023
02660KAA0	24,925	24,825	100	24,825	28,597	9/30/2023
93934FGB2	8,242	8,164	78	8,164	9,131	9/30/2023
362480AD7	4,575	4,550	25	4,550	5,646	9/30/2023
05952EAA4	420	417	3	417	430	9/30/2023
17025TBE0	3,595	3,591	4	3,591	3,263	9/30/2023
232434AE0	68,655	68,509	146	68,509	71,719	9/30/2023
655378AH0	21,296	21,149	147	21,149	24,021	9/30/2023
45669BAA0	60,942	60,915	27	60,915	65,476	9/30/2023
45660LEF2	14,309	14,261	48	14,261	14,441	9/30/2023
61915YAD3	14,284	14,188	95	14,188	15,795	9/30/2023
126694PP7	3,041	3,029	13	3,029	2,558	9/30/2023
45669FAC7	3,944	3,940	4	3,940	4,052	9/30/2023
761118HU5	2,196	2,173	23	2,173	2,632	9/30/2023
74923WAB4	5,131	5,130	1	5,130	5,068	9/30/2023
Quarterly Total	$239,572	$238,833	$741	$238,833	$256,831
67088CAA5	2,670	204	2,466	204	204	12/31/2023
058928AN2	1,083	724	360	724	713	12/31/2023
61748HJY8	6,601	6,581	20	6,581	5,868	12/31/2023
059522BG6	2,626	2,623	3	2,623	2,491	12/31/2023
466286AA9	13,771	13,748	23	13,748	15,245	12/31/2023
45661XAD4	11,277	11,244	33	11,244	9,860	12/31/2023
02147HAF9	5,644	5,603	40	5,603	5,197	12/31/2023
92990GAC7	2,086	2,083	4	2,083	1,886	12/31/2023
17029PAA3	24,063	14,513	9,550	14,513	11,747	12/31/2023
Quarterly Total	$69,821	$57,323	$12,499	$57,323	$53,211

		Year-end Total	$36,139

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2023 and 2022, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2023	2022
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—

Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2023 and 2022, bonds with a fair value of approximately $1,675 million and $1,668 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2023	2022
Open positions	$—	$—
30 days or less	1,623	1,316
31 to 60 days	—	145
61 to 90 days	—	—
Greater than 90 days	—	264
Subtotal	1,623	1,725

Securities collateral received	—	—
Total collateral received	$1,623	$1,725

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	658	465	—	344
3. 2 Days to 1 Week	1,989	560	—	1,004
4. > 1 Week to 1 Month	1,801	274	—	1,597
5. > 1 Month to 3 Months	73	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	—	75	—	—
3. 2 Days to 1 Week	179	—	—	1,004
4. > 1 Week to 1 Month	1,751	—	—	586
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$4,542	$1,320	$29	$2,973
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$1,951	$96	$29	$1,618
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2023		December 31, 2022

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$2,036	$1,675	$1,933	$1,668
Greater than three years	—	—	—	—
Subtotal	2,036	1,675	1,933	1,668
Securities collateral received	—	—	—	—
Total collateral reinvested	$2,036	$1,675	$1,933	$1,668

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—
b. Ending Balance
1. BACV	$2,436	$120	$39	$2,036
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	2,021	100	26	1,675

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$1,094	$942	$—
b. Bonds - FV	—	850	825	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	1,094	942	—
q. Total Assets - FV	—	850	825	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,

(in millions)	2023	2022
On deposit with states	$47	$47
FHLB stock and collateral pledged	6,938	5,043
Subject to repurchase agreements	1,618	1,933
Collateral for derivatives	1,412	1,541
Guaranteed interest contracts	66	68
Other restricted assets	985	464
Total	$11,066	$9,096

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2023

In general account:
RMBS	$810	$791	$903	$(14)
CDOs	101	117	113	—
Total subprime exposure	$911	$908	$1,016	$(14)
December 31, 2022

In general account:
RMBS	$868	$842	$963	$(14)
CDOs	74	88	83	—
Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2022 and 2023 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of guaranteed minimum withdrawal benefits (“GMWB”) riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21.

Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2023 and 2022, fair value of the derivatives was a liability of $455 million and $1.2 billion, full contract fair value was a liability of $1 billion and $1.7 billion and hedge target fair value was a liability of $963 million and $841 million. For the period ending December 31, 2023 and 2022, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $193 million and a realized gain $1 billion, respectively. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2023 and 2022, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $1.1 billion and deferred assets $739 million, respectively. For the periods ending December 31, 2023 and 2022, amortization was a realized loss of $93 million and a realized loss of $32 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/ liabilities are being amortized over 10 years.

Starting in 2022, the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets. Derivatives not designated for hedge accounting are accounted for at fair value with the changes in fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $167 million in 2023, an unrealized capital gain of $478 million in 2022 and an unrealized capital gain of $139 million in 2021, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2023, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2023, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $1,861 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2023			December 31, 2022
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$25,958	$1,808	$1,808	$18,022	$1,700	$1,700
Foreign exchange contracts	6,641	679	679	5,190	822	826
Equity contracts	104,770	5,372	5,371	58,131	1,505	1,504
Other contracts	14	—	—	49	1	1
Derivative assets, gross	137,383	7,859	7,858	81,392	4,028	4,031
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative assets, net	$137,383	$1,884	$1,883	$81,392	$466	$469
Liabilities:
Interest rate contracts	$31,308	$2,070	$2,063	$22,448	$2,653	$2,653
Foreign exchange contracts	9,001	453	467	7,484	523	521
Equity contracts	43,063	4,403	4,403	39,808	1,193	1,193
Other contracts	47	2	2	—	—	—
Derivative liabilities, gross	83,419	6,928	6,935	69,740	4,369	4,367
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative liabilities, net	$83,419	$953	$960	$69,740	$807	$805

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties.

The following table presents the effect of the right of offsets:

	December 31, 2023		December 31, 2022
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,859	$6,927	$4,028	$4,369
Amount offset	(5,975)	(5,975)	(3,562)	(3,562)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$1,884	$952	$466	$807

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2023		December 31, 2022

(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date

Derivative assets:
Interest rate contracts	$25,958	2056	$18,022	2069
Foreign exchange contracts	6,641	2061	5,190	2061
Equity contracts	104,770	2028	58,131	2028
Credit contracts	—	—	—	—
Other contracts	14	2053	49	2042
Derivative liabilities:
Interest rate contracts	31,308	2071	22,448	2071
Foreign exchange contracts	9,001	2063	7,484	2060
Equity contracts	43,063	2025	39,808	2024
Other contracts	47	2042	—	—

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $829.4 million and $848.9 million at December 31, 2023 and 2022, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2023
Assets:
Bonds	$102,685	$112,112	$22	$84,726	$17,937
Preferred stocks	79	76	—	79	—
Common stocks	196	196	—	196	—
Cash, cash equivalents and short-term investments	900	900	778	122	—
Mortgage loans	27,861	29,652	—	—	27,861
Contract loans	1,157	1,157	—	—	1,157
Derivatives	(46)	(39)		(46)
Receivables for securities	100	100	—	100	—
Separate account assets	19,068	21,379	—	19,068	—
Liabilities:
Policy reserves and contractual liabilities	13,330	13,439	—	79	13,251
Derivatives	—	—	—	—	—
Payable for securities	182	182	—	182	—
December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2		5
Receivables for securities	73	73	—	73	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22		20
Payable for securities	369	369	—	369	—

43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

45

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2023
Assets at fair value:
Bonds
All Other Government		—			—
Industrial and miscellaneous	—	14	6	—	20
Bank loans	—	—	—	—	—
Total bonds	—	14	6	—	20
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Common stock
Industrial and miscellaneous	—	—	—	—	—
Mutual funds	1	—	—	—	1
Total common stock	1	—	—	—	1
Derivative assets:
Interest rate contracts	—	1,401	408	—	1,809
Foreign exchange contracts	—	679	—	—	679
Equity contracts	6	4,665	700	—	5,371
Other Contracts	—	—	—		—
Counterparty netting	—	—		(5,975)	(5,975)
Total derivative assets	6	6,745	1,108	(5,975)	1,884
Separate account assets	45,987	1,426	—	—	47,414
Total assets at fair value	$45,998	$8,185	$1,115	$(5,975)	$49,324
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,070	$—	$—	$2,070
Foreign exchange contracts	—	414	—	—	414
Equity contracts	2	4,336	65	—	4,403
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(5,975)	(5,975)
Total derivative liabilities	2	6,820	67	(5,975)	914
Total liabilities at fair value	$2	$6,820	$67	$(5,975)	$914
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			$2
Industrial and miscellaneous	$—	$46	$3	$—	$49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts			1		1
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2021	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2023 and 2022, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2023 and 2022 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2023.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2023
Derivative assets at fair value	$6	$6,745	$1,108	$7,859
Derivative liabilities at fair value	(2)	(6,820)	(67)	(6,889)

December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

47

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2023	2022
Life insurance	$41,544	$41,157
Annuities (excluding supplementary contracts with life contingencies)	95,144	88,847
Supplementary contracts with life contingencies	371	480
Accidental death benefits	15	15
Disability - active lives	29	31
Disability - disabled lives	208	210
Excess of VM-21 reserves over basic reserves	111	18
Deficiency reserves	1,180	1,272
Other miscellaneous reserve	1,065	1,154
Gross life and annuity reserves	139,667	133,184
Reinsurance ceded	(25,967)	(24,335)
Net life and annuity reserves	113,700	108,849
Accident and health reserves
Unearned premium reserves	7	7
Present value of amounts not yet due on claims	192	193
Additional contract reserves	504	520
Gross accident and health reserves	703	720
Reinsurance ceded	(6)	(9)
Net accident and health reserves	697	711
Aggregate policy reserves	$114,397	109,560

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$44,316	$3,563	$—	$47,879	38.34%
b. At book value less current surrender charge of 5% or more	10,554	—	—	10,554	8.45%
c. At fair value	—	26	29,877	29,903	23.95%
d. Total with market adjustment or at fair value	54,870	3,589	29,877	88,336	70.74%
e. At book value without adjustment (minimal or no charge or adjustment)	22,365	—	12	22,377	17.92%
(2) Not subject to discretionary withdrawal	14,102	—	60	14,162	11.34%
(3) Total (gross: direct + assumed)	$91,337	$3,589	$29,949	$124,875	100.00%
(4) Reinsurance ceded	244	—	—	244
(5) Total (net)* (3) - (4)	$91,093	$3,589	$29,949	$124,631
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,966	$—	$—	$2,966

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$162	$54	$—	$216	0.63%
b. At book value less current surrender charge of 5% or more	30	—	—	30	0.09%
c. At fair value	—	—	13,681	13,681	39.80%
d. Total with market adjustment or at fair value	192	54	13,681	13,927	40.52%
e. At book value without adjustment (minimal or no charge or adjustment)	2,108	—	—	2,108	6.13%
(2) Not subject to discretionary withdrawal	1,878	16,434	25	18,337	53.35%
(3) Total (gross: direct + assumed)	$4,178	$16,488	$13,706	$34,372	100.00%
(4) Reinsurance ceded	65	—	—	65
(5) Total (net)* (3) - (4)	$4,113	$16,488	$13,706	$34,307
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment	537	—	8	545	3.87%
(minimal or no charge or adjustment)
(2) Not subject to discretionary withdrawal	13,495	—	54	13,549	96.13%
(3) Total (gross: direct + assumed)	$14,032	$—	$62	$14,094	100.00%
(4) Reinsurance ceded	17	—	—	17
(5) Total (net)* (3) - (4)	$14,015	$—	$62	$14,077
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

49

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

		December 31, 2023
		General Account			Separate Account - non-guaranteed
		Account	Cash value	Reserve	Account	Cash value	Reserve
(in millions)		value			value
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1)	Term policies with cash value	$—	$642	$3,239	$—	$—	$—
(2)	Universal life	5,478	5,499	6,238	—	—	—
(3)	Universal life with secondary guarantees	1,641	1,453	7,987	—	—	—
(4)	Indexed universal life	743	665	730	—	—	—
(5)	Indexed universal life with secondary	1,833	1,187	1,842	—	—	—
	guarantees
(6)	Indexed life	—	—	—	—	—	—
(7)	Other permanent cash value life insurance	2,183	8,605	9,854	1,760	1,760	1,760
(8)	Variable life	—	—	—	—	—	—
(9)	Variable universal life	113	103	140	1,649	1,642	1,636
(10) Miscellaneous reserves		—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1)	Term policies without cash value	XXX	XXX	$11,514	XXX	XXX	$—
(2)	Accidental death benefits	XXX	XXX	15	XXX	XXX	—
(3)	Disability - active lives	XXX	XXX	29	XXX	XXX	—
(4)	Disability - disabled lives	XXX	XXX	208	XXX	XXX	—
(5)	Miscellaneous reserves	XXX	XXX	2,200	XXX	XXX	—
C. Total (gross: direct + assumed)		$11,991	$18,154	$43,996	$3,409	$3,402	$3,396
D. Reinsurance ceded		6,979	10,192	25,651	—	—	—
E. Total (net) (C) - (D)		$5,012	$7,962	$18,345	$3,409	$3,402	$3,396

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost.

These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $13 million and $7 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

50

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2023		December 31, 2022
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$44,445	$—	$42,104	$—
Variable life	2,969	—	3,073	—
Bank-owned life insurance – hybrid	503	—	482	—
Deferred annuities with MVA features	401	—	417	—
Pension risk transfer annuities	18,022	—	11,453	—
Annuities with MVA features	—	2,427	—	2,148
Fixed annuities excess interest adjustment features	—	25	—	24
Total	$66,340	$2,452	$57,529	$2,172

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2023 and 2022 is $5.4 billion and $3.9 billion, respectively.

The separate account business seed money balances were $6 million and $0 million at December 31, 2023 and 2022, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2023	$558	$65
2022	596	64
2021	539	36
2020	450	43
2019	383	35

51

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized costs	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2023	2022	2021
Transfers to separate accounts	$7,578	$5,439	$7,082
Transfers from separate accounts	(5,500)	(4,330)	(5,400)
Net transfers to (from) separate accounts	2,078	1,109	1,682
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$2,078	$1,109	$1,682

52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include GMWB and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were $103.1 million and none at December 31, 2023 and 2022, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2023, 2022 and 2021, respectively. Policyholder dividends for the years ended December 31, 2023, 2022 and 2021 were $13 million, $10 million, and $13 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2023		December 31, 2022
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$22	$22	$22	$22
Ordinary renewal	(503)	39	(416)	132
Group life	(1)	(1)	(2)	(2)
Total	$(482)	$60	$(396)	$152

53

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2023, 2022 and 2021 were $4.9 billion, $24.5 billion and $2.3 billion, respectively. Reinsurance premiums ceded in 2023, 2022 and 2021 were $2.5 billion, $2.7 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $9.8 billion, $5.5 billion and $4.5 billion at December 31, 2023, 2022 and 2021, respectively. The reserve credit taken on reinsurance ceded was $26.0 billion, $24.4 billion and $24.6 billion at December 31, 2023, 2022 and 2021, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023 and 2022, the Company’s reinsurance recoverables were $251 million and $270 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The Company previously entered into a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, under which the Company ceded blocks of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. Effective December 31, 2016, the Company recaptured certain term and universal life policies that had been ceded to AGC Life and concurrently amended and restated the July 1, 2016 reinsurance treaty (the “A&R Treaty”) with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional current assumption universal life on a yearly renewable term basis.

54

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	March 31 Recapture from AGC Life	March 31 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$1,538	$(1,738)	$(200)

Commissions on reinsurance ceded	(1,054)	1054	—

Reserve adjustments on reinsurance ceded	(484)	—	(484)

Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)

Federal income tax expense (benefit)	(221)	221	—

Net income	$(833)	$833	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30 Recapture from AGC Life	Sept 30 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$2,092	$(2,035)	$57

Commissions on reinsurance ceded	(939)	939	—

Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)

Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)

Federal income tax expense (benefit)	(197)	197	—

Net Income	$(742)	$742	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$253	$253

55

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1 Recapture from AGC Life

Increase (Decrease)

Summary Of Operations

Premiums	$129

Commissions on reinsurance ceded	(83)

Reserve adjustments on reinsurance ceded	(46)

Total Revenue	$—

Increase in aggregate reserves for life contracts	$83

Federal income tax expense (benefit)	(17)

Net Income	$(66)

The coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $63 million in 2023 (excluding the impact of recaptures). In 2022 and 2021, the coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $91 million and $333 million, respectively.

The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business are ceded to the Company. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $19.9 billion and $22.4 billion, respectively. In 2023 and 2022, the agreement increased the Company’s pre-tax earnings by $319 million and $120 million (excluding initial accounting), respectively. Related to the agreement, included within Other income are assumed expense risk charges of $393 million and $88 million for 2023 and 2022, respectively.

As of December 31, 2023, and 2022, $22.0 billion and $23.9 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

The Company has an annuity coinsurance/modified coinsurance agreement with Corebridge Bermuda in which Corebridge Bermuda reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $4.1 billion and $5.0 billion, respectively. In each of 2023, 2022 and 2021, the agreement decreased the Company’s pre-tax earnings by $1 million.

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15%, CAMT, on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased Internal Revenue Service (“IRS”) enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

Although the U.S. Treasury and IRS issued interim CAMT guidance during 2023, many details and specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

56

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,478	$1,993	$5,471	$3,280	$2,472	$5,752	$198	$(479)	$(281)
Statutory valuation allowance adjustment	—	183	183	—	303	303	—	(120)	(120)
Adjusted gross DTA	3,478	1,810	5,288	3,280	2,169	5,449	198	(359)	(161)
DTA non-admitted	2,195	1,810	4,005	1,983	2,169	4,152	212	(359)	(147)
Net admitted DTA	1,283	—	1,283	1,297	—	1,297	(14)	—	(14)
DTL	119	—	119	210	—	210	(91)	—	(91)
Total	$1,164	$—	$1,164	$1,087	$—	$1,087	$77	$—	$77

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,164	—	1,164	1,087	—	1,087	77	—	77

1. Adjusted gross DTA expected to be realized following the reporting date	1,164	—	1,164	1,087	—	1,087	77	—	77

2. Adjusted gross DTA allowed per limitation threshold	—	—	1,164	—	—	1,299	—	—	(135)

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	119	—	119	210	—	210	(91)	—	(91)

DTA admitted as the result of application of SSAP 101	$1,283	$—	$1,283	$1,297	$—	$1,297	$(14)	$—	$(14)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	700%	736%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$7,759	$8,662

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

57

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax expense

Federal	$(52)	$518	$1,421

Foreign	—	—	1

Subtotal	(52)	518	1,422
Federal income tax on net capital gains (losses)	(170)	(397)	(3)
Federal income tax incurred	(222)	121	1,419

	Years Ended December 31,
(in millions)	2023	2022	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$1,644	$1,343	$301

Investments	223	243	(20)

Deferred acquisition costs	1,133	1,080	53

Fixed assets	401	102	299

Policyholder Dividend Accruals	4	4	—

Compensation and benefits accrual	42	45	(3)

Tax credit carryforward	—	—	—

Net operating loss carry-forward	1	435	(434)

Other (including items less than 5% of total ordinary tax assets)	30	28	2
Subtotal	3,478	3,280	198

Non-admitted	2,195	1,983	212
Admitted ordinary deferred tax assets	1,283	1,297	(14)
Capital:
Investments	1,993	2,472	(479)
Subtotal	1,993	2,472	(479)

Statutory Valuation Adjustment	183	303	(120)

Non-admitted	1,810	2,169	(359)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,283	1,297	(14)
Deferred tax liabilities:
Ordinary:

Deferred and uncollected premium	56	105	(49)

Policyholder reserves	62	104	(42)

General expense	—	—	—

Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	119	210	(91)
Capital:

Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	119	210	(91)
Net deferred tax assets	$1,164	$1,087	77

58

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

(in millions)	Years Ended December 31,		Change
	2023	2022
Total adjusted deferred tax assets	$5,288	$5,449	$(161)
Total deferred tax liabilities	119	210	(91)
Net adjusted deferred tax assets	$5,169	$5,239	(70)
Tax effect of unrealized gains (losses)			126
Change in net deferred income tax			56

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2023		December 31, 2022		December 31, 2021

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(16)	21.0%	$191	21.0%	$769	21.0%
Change in valuation adjustment	(120)	154.8	303	33.2	—	—
Disregarded entities	1	(1.2)	(56)	(6.2)	(152)	(4.3)
Amortization of interest maintenance reserve	(82)	105.5	(97)	(10.4)	21	0.6
Surplus adjustments	50	(65.0)	(38)	(4.2)	(17)	(0.5)
Dividend received deduction	(26)	33.2	(14)	(1.6)	(15)	(0.4)
Prior year return true-ups and adjustments	(84)	108.5	(25)	(2.8)	(11)	(0.3)
Other permanent adjustments	(3)	3.8	(8)	(0.9)	11	0.3
Change in non-admitted assets	10	(12.7)	8	0.9	6	0.2
LTIP shortfall deduction	(8)	10.7	(4)	(0.4)	2	0.1
Separation adjustment on pensions	$—	—	$(99)	(10.9)	$—	—
Statutory income tax expense (benefit)	$(278)	358.6%	$161	17.7%	$614	16.7%

Federal income taxes incurred	$(222)	286.4%	$121	13.3%	$1,419	38.7%
Change in net deferred income taxes	(56)	72.2	40	4.4	(805)	(22.0)
Total statutory income taxes	$(278)	358.6%	$161	17.7%	$614	16.7%

At December 31, 2023, the Company had no foreign tax credit carryforwards.

At December 31, 2023, the Company had U.S federal operating loss carryforwards of $0.6 million.

At December 31, 2023, the Company had no capital loss carryforwards.

At December 31, 2023, the Company had no alternative minimum tax credits.

At December 31, 2023, the Company had no general business credit carryforwards.

At December 31, 2023, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2021	$532
2022	—
2023	—
Total	$532

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its

59

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ability to realize DTAs of $5.5 billion and concluded that $183 million valuation allowance was required at December 31, 2023. The Company had concluded that $303 million valuation allowance was required on the DTAs of $5.8 billion at December 31, 2022.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

(in millions)	Years Ended December 31,
	2023	2022
Gross unrecognized tax benefits at beginning of year	$7	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2023 and 2022, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million & $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2023 and 2022, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2023 and 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021, the Company recognized benefit of interest (net of the federal expense) and penalties of $7 million.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2023, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2022 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2023.

For the period prior to the Corebridge IPO on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

60

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2023, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.

The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2024 is $892 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2024, some or all of the dividends estimated to be ordinary in 2024 may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

61

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2023, 2022 and 2021:

Date	Type	Cash or Non-cash	Amount (in millions)
2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20 2023	Ordinary	Cash	481
December 20 2023	Extraordinary	Cash	19

2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2023.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2023	2022	2021
Defined benefit plans	$7	$(9)	$(11)
Postretirement medical and life insurance plans	—	1	1
Total	$7	$(8)	$(10)

Defined Contribution Plan

Prior to August 22, 2022, the Company’s employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides ~~fo~~r pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $23 million, $28 million and $27 million in 2023, 2022 and 2021, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan, which are governed by the AIG 2013 Omnibus Incentive Plan. The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to the Company’s employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives. AIG RSUs that were held by the Company’s active employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of Corebridge stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding).

Following the IPO, the Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023. Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: RSUs or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $23 million, $31 million and $28 million for the years ending December 31, 2023, 2022 and 2021, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock.

Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2023 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2023	2022
Membership stock - Class B	$7	$7
Activity stock	183	141
Excess stock	5	15
Total	$195	$163

Actual or estimated borrowing capacity as determined by the insurer	$6,536	$5,525

The Company did not hold any Class A at December 31, 2023 or 2022.

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The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$6,938	$6,239	$5,043	$4,432

Maximum amount pledged during reporting period	7,070	6,098	5,131	4,486

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2023	2022
Amount outstanding	$4,475	$3,448
Maximum amount borrowed during reporting period	$4,475	$3,448

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2023 or 2022.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

5-year fixed rate	March 01, 2023	506

5-year fixed rate	September 12, 2023	521

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion and at December 31, 2023 and $3.2 billion at December 31, 2022. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2023, $1.4 billion are currently expected to expire in 2024, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2023 and 2022, the Company had $2.8 billion and $3.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

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the total current commitments, $1.0 billion are expected to expire in 2024 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2023, the future minimum lease payments under the operating leases are as follows:

(in millions)
2024	$6
2025	6
2026	6
2027	2
2028	2
Thereafter	—
Total	$22

Rent expense was $15 million, $16 million and $18 million in 2023, 2022 and 2021, respectively.

Contingencies

Legal Matters

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued its current estimate of probable loss with respect to these matters.

AGL continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code which was instituted against AGL on July 18, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The Moriarty plaintiff contends AGL did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. AGL asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held a trial was necessary to determine whether AGL was liable, and it denied class certification. In May 2023, the case was reassigned to a new judge. On August 14, 2023, the District Court granted the plaintiff’s motion for summary judgment on the plaintiff’s breach-of-contract claim. On September 26, 2023, the District Court decided that good cause exists to allow the plaintiff to file a third motion for class certification. At the same time, however, the District Court certified its August 14, 2013 order for interlocutory appeal to the Ninth Circuit and stayed trial-court proceedings pending the outcome of AGL’s appeal. The Ninth Circuit granted AGL’s petition for interlocutory appeal on November 21, 2023. Briefing in the Ninth Circuit appeal is expected to be complete in mid-2024, with a decision by the Ninth Circuit at some time after that.

AGL is defending other actions in California involving similar issues: Allen v. Protective Life Insurance Co. (E.D. Cal.), filed on June 6, 2022, in which the individual plaintiff filed a motion on August 11, 2023 seeking leave to amend the complaint to add class-action allegations against AGL; and Chuck v. American General Life Insurance Co. (C.D. Cal.), which was filed on September 6, 2023 as a putative class action. However, Plaintiff filed an amended complaint on January 8, 2024 dropping the class action allegation against AGL and adding a sales agent as a defendant.

These cases are in the early stages, and AGL expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same statutes.

AGL has accrued its current estimate of probable loss with respect to these litigation matters.

Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

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Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $39 million for GFA at December 31, 2023 and 2022, respectively. The Company has recorded receivables of $31 million and $31 million at December 31, 2023 and 2022, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2023 and 2022. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2023 and 2022, the Company had admitted assets of $62 million and $153 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

22. RELATED PARTY TRANSACTIONS

Sale of Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of its retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by the Company’s subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

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Events Related to AIG and Corebridge

Separation of Life and Retirement Business from AIG and Relationship with Blackstone

On September 19, 2022, Corebridge completed an IPO in which AIG sold 80 million shares of Corebridge common stock to the public. Since the IPO, AIG has sold 159.8 million shares of Corebridge common stock and Corebridge has repurchased 17.2 million shares of its common stock from AIG. As of December 31, 2023, AIG owns 52.2% of outstanding common stock of Corebridge.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone ISG-1 Advisors L.L.C (“Blackstone IM”). Pursuant to the partnership, Corebridge initially transferred $50 billion in book value of assets in its consolidated investment portfolio to Blackstone IM, with that amount to increase to an aggregate of $92.5 billion by the third quarter of 2027. As of December 31, 2023, Blackstone IM managed approximately $55.4 billion in book value of assets in Corebridge’s investment portfolio.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge Board of Directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC Life and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with other subsidiaries (collectively, the “Non-Life Group”) for the five year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

Investment Management Agreements with BlackRock

Since April 2022, certain of the Corebridge insurers, including the Company, entered into investment management agreements with BlackRock Financial Management, Inc. (“BlackRock”) and its investment advisory affiliates. Under the investment management agreements with BlackRock, Corebridge completed the transfer of the management of liquid fixed income and certain private placement assets to BlackRock in 2022. As of December 31, 2023, BlackRock managed approximately $85.3 billion in book value of assets in Corebridge’s consolidated investment portfolio. In addition, liquid fixed income assets associated with the Fortitude Re portfolio were separately transferred to BlackRock for management in 2023. The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, expense reimbursement, liability, indemnity and other provisions.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of

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this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

Cut-Through Agreement

The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $320,000 and $330,000 for the years ending December 31, 2023 and 2022. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective January 1, 2011, the Company entered into a Reinsurance Agreement with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGC Life. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Commerce and Insurance (“MDCI”). Amendment 29 to the reinsurance agreement was approved by the TDI and MDCI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 was closed to new business as of December 31, 2021. Effective March 31, 2023, the Company recaptured certain XXX business issued from 2017 through 2019 from the treaty and concurrently ceded the business to an external reinsurer. Effective September 30, 2023, the Company recaptured certain AXXX business from the treaty issued from 2017 through 2019 and concurrently ceded the business to an external reinsurer. Effective October 1, 2023, the Company recaptured certain term and universal life business issued from 2020 through 2021 from the treaty.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded $22.9 billion of reserves and received a ceding commission of $1.5 billion from the Company representing the embedded profits in the business ceded. The majority of the initial ceding commission was recognized directly in surplus on an after-tax basis, while a portion of the ceding commission ($0.3 billion) was recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations as an offset to the related tax expense. The after-tax surplus impact will be amortized over the life of the treaty as the after-tax profits emerge on the reinsured business and will be recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations, offset by a corresponding charge to change in surplus as a result of reinsurance with no net impact on capital and surplus. After contract inception, the Company paid a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During 2023, the Company purchased $396 million and sold $10 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by Corebridge Life Holdings. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to

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special surplus funds and is subsequently amortized to unassigned surplus over a 10 year period. Amortization for the years ending December 31, 2023 and 2022 was $25 million each year.

Corebridge Life Holdings issued two senior promissory notes to the Company in the amount of $150,000,000 and $200,000,000 (“2019 Promissory Notes”) respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years, respectively, and interest rates of 2.52% and 2.40% per year, respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. On August 1, 2023, the guarantee of these promissory notes was novated from AIG to Corebridge. Effective January 2, 2024, Corebridge Life Holdings amended and restated the $200,000,000 promissory note to the Company, extending the note term for five years and updating the interest rate to 5.314%. The amended and restated promissory note was supported by an amended and restated guarantee issued by Corebridge for the benefit of the Company. On January 8, 2024, the TDI issued a letter allowing the Company to record the total amounts due under the amended and restated promissory note as an admitted asset for the period ending March 31, 2024, and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25.

On May 18, 2022, SAFG Capital LLC, a subsidiary of Corebridge, issued a senior promissory to the Company in the amount of up to $150,000,000. The promissory note is supported by a guarantee issued by Corebridge for the benefit of the Company. The promissory note has a maturity date and a rate per annum equal to term SOFR plus a total spread as defined in the agreement.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $11 million, $76 million, and $263 million in 2023, 2022 and 2021, respectively. AGLIC Bermuda made distributions to the Company of $738 million in 2023, $214 million in 2022 and $113 million in 2021.

At December 31, 2023, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.9 million, $73.8 million, $73.3 million ,$142.1 million, $49.8 million and $83.7 million, respectively.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2023 and 2022, the Company did not have a balance outstanding under this facility.

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Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AGL LOAN INVESTMENTS CORPORATION	$69	$—	$69	5/7/2020
AIG Direct - SER B	1	1	—	NA
AIG Direct - SER A	1	1	—	NA
AGLIC INVESTMENTS BERMUDA LTD.	1	—	1	10/3/2020
AIG Direct - NON VOTING	1	1	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Alternative Holdings, LLC	270	—	270
SA Affordable Housing LLC	207	—	207	NA
SunAmerica Asset Management LLC	27	—	27	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	2	—	2	NA
SunAmerica Investors 3, LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	33	—	33	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	95	—	95	NA
Bayshore PII Company LLC	9	—	9	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	48	—	48	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
Clinton Grand Holdings LLC	8	—	8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1	—	1	NA
Corebridge U.S. Real Estate Fund III, LP	154	—	154	NA
Corebridge U.S. Real Estate Fund IV, LP	179	—	179	NA
Touchdown MGP, LLC	—	—	—	NA
Corebridge Europe Real Estate Fund I S.C.SP	25	—	25	NA
Bayshore Shopping Center JV LLC	24	—	24	NA
Corebridge U.S. Real Estate Fund II, LP	102	—	102	NA
Corebridge REI LB Southeast Industrial JV LLC	74	—	74	NA
Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA
Branch Retail Partners II, LP	(1)	—	(1)	NA
Corebridge Bartlett Investor II LLC	1	—	1	NA
Corebridge Papermill Investor II LLC	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP	34	—	34	NA
Total	$1,402	$3	$1,399

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $856 million and $585 million at December 31, 2023 and 2022, respectively.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG, Corebridge or the affiliate providing the service. The Company was charged $48 million, $69 million and $134 million under such agreements in 2023, 2022 and 2021, respectively.

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Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $119 million in 2023, $112 million in 2022 and $102 million in 2021.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. and Corebridge Markets, Inc. (See Note 8).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 18, 2024, the date the financial statements were issued.

On March 11, 2024, Corebridge entered into an Amendment and Waiver of Consent and Voting Rights (the “Amendment and Waiver”) with AIG and certain affiliates of Argon and Blackstone that (i) amends the Stockholders Agreement, dated as of November 2, 2021, between Corebridge, AIG and Argon such that Argon shall have no right to consent to any repurchase of shares of common stock of Corebridge, par value $0.01 per share (“Corebridge Common Stock”) if such repurchase would result in Argon owning, of record, more than 9.9% of the then-outstanding Corebridge Common Stock, provided that, no such repurchase will be permitted if it would result in Argon owning, of record, more than 14.9% of the then-outstanding Corebridge Common Stock and (ii) waives the right of Argon, Blackstone and certain of their affiliates to vote or act by written consent with respect to any shares of Corebridge Common Stock owned by them from time to time.

71

Supplemental Information

72

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2023
Investment income earned:
Government bonds	$42
Other bonds (unaffiliated)	5,217
Bonds of affiliates	13
Preferred stocks (unaffiliated)	2
Common stocks (unaffiliated)	11
Common stocks of affiliates	25
Cash and short-term investments	57
Mortgage loans	1,449
Real estate	4
Contract loans	78
Other invested assets	335
Derivative instruments	(283)
Miscellaneous income	10
Gross investment income	$6,960

Real estate owned - book value less encumbrances	$75

Mortgage loans - book value:
Commercial mortgages	$23,562
Residential mortgages	5,601
Mezzanine loans	844
Affiliated residential mortgages	—
Total mortgage loans	$30,007

Mortgage loans by standing - book value:
Good standing	$29,676
Good standing with restructured terms	307
Interest overdue more than 90 days, not in foreclosure	17
Foreclosure in process	7
Total mortgage loans	$30,007

Partnerships - statement value	$6,556

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$366
Common stocks	73

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,622
Over 1 year through 5 years	29,992
Over 5 years through 10 years	29,009
Over 10 years through 20 years	20,066
Over 20 years	27,574
Total maturity	$112,263

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$67,401
Class 2	38,494
Class 3	3,480
Class 4	2,638
Class 5	225
Class 6	25
Total by class	$112,263

Total bonds, short-term and cash equivalent bond investments publicly traded	52,674
Total bonds, short-term and cash equivalent bond investments privately traded	59,590

Preferred stocks - statement value	$80
Common stocks - market value	266
Short-term investments - book value	122
Cash equivalents - book value	856
Options, caps and floors owned - statement value	1,414
Collar, swap and forward agreements open - statement value	(487)
Futures contracts open - current value	4
Cash on deposit	(78)

73

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2023
Life insurance in-force:
Industrial	$696
Ordinary	263,929
Credit	—
Group	3,274

Amount of accidental death insurance in-force under ordinary policies	4,467

Life insurance policies with disability provisions in-force:
Industrial	195
Ordinary	37,623
Group life	30

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	651
Income payable	299

Ordinary - involving life contingencies:
Amount on deposit	270
Income payable	113

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,408
Deferred, fully paid - account balance	71,226
Deferred, not fully paid - account balance	36,165

Group:
Amount of income payable	615
Fully paid - account balance	630
Not fully paid - account balance	15,587

Accident and health insurance - premiums in-force:
Other	$64
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$8,907
Dividend accumulations - account balance	488

Claim payments in 2022
Group accident & health:
2023	$—
2022	—
2021	—
2020	—
2019	—
Prior	166

Other accident & health:
2023	12
2022	(1)
2021	(80)
2020	(58)
2019	(14)
Prior	427

74

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2023

(in millions)

1. The Company’s total admitted assets as of December 31, 2023 are $229.8 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2023 are $161 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

a. Carlyle Group	OIA	$1,513	0.90%

b. Senior Direct Lending Program LLC	BONDS	908	0.60

c. Corebridge Real Estate Investors Inc.	OIA	769	0.50

d. Amazon.com, Inc.	BONDS	602	0.40

e. Duke Energy Corporation	BONDS	560	0.30

f. American Electric Power Company, Inc.	BONDS	491	0.30

g. Exelon Corporation	BONDS	491	0.30

h. Southern Company, The	BONDS	458	0.30

i. Microsoft Corporation	BONDS	438	0.30

j. CVS Health Corporation	BONDS	429	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$67,401	41.90%	P/RP - 1	$76	—%
NAIC - 2	38,494	23.90	P/RP - 2	4	—
NAIC - 3	3,480	2.20	P/RP - 3	—	—
NAIC - 4	2,638	1.60	P/RP - 4	—	—
NAIC - 5	225	0.10	P/RP - 5	1	—
NAIC - 6	25	—	P/RP - 6	—	—

4.  Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$27,858	17.30%
b. Foreign currency denominated investments	11,584	7.20
c. Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$25,729	16.00%
b. Countries rated NAIC - 2	1,471	0.90
c. Countries rated NAIC - 3 or below	657	0.40

75

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$6,489	4.00%
Country 2: Cayman Islands	4,755	3.00
b. Countries rated NAIC - 2
Country 1: Mexico	467	0.30
Country 2: Indonesia	251	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	188	0.10
Country 2: British Virgin Islands	94	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$11,584	7.20%

 8.  Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$11,577	7.20%
b. Countries rated NAIC - 2	5	—
c. Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,907	3.00%
Country 2: Ireland	2,270	1.40
b. Countries rated NAIC - 2
Country 1: Peru	3	—
Country 2: Mexico	2	—
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	—
Country 2:	—	—

76

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets

a.	5555233	MORTGAGE LOAN	$390	0.20%

b.	Granite DEBTCO 9 Limited	MORTGAGE LOAN	314	0.20

c.	5555143	MORTGAGE LOAN	268	0.20

d.	5555184	MORTGAGE LOAN	255	0.20

e.	5555239	MORTGAGE LOAN	254	0.20

f.	Silver (BREDS)	Other invested Assest	245	0.20

g.	5555187	MORTGAGE LOAN	222	0.10
h.	Royal Dutch Shell plc	NAIC 1 - Bonds	221	0.10

i.	5555164	MORTGAGE LOAN	220	0.10

j.	5555138	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,513	0.90%
b.	Corebridge Real Estate Investors Inc.	769	0.50
c.	Silver (BREDS)	245	0.20
d.	SUNAMERICA INVESTMENT INC.	233	0.10
e.	BLACKSTONE GROUP	202	0.10
f.	The Spiral	185	0.10
g.	GENERAL ATLANTIC	179	0.10
h.	TEACHERS INSUR & ANNUITY	142	0.10
i.	THOMA BRAVO LLC	138	0.10
j.	Think Investments LLC	130	0.10

77

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

 14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,775	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$368	0.20
b.	Silver (BREDS)	245	0.20
c.	The Spiral	185	0.10

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,513	$1,513	$—
b.	Corebridge Real Estate Investors Inc.	769	—	769
c.	Silver (BREDS)	245	—	245
d.	SUNAMERICA INVESTMENT INC.	233	233	—
e.	BLACKSTONE GROUP	202	202	—
f.	The Spiral	185	—	185
g.	GENERAL ATLANTIC	179	179	—
h.	TEACHERS INSUR & ANNUITY	142	142	—
i.	THOMA BRAVO LLC	138	138	—
j.	Think Investments LLC	130	130	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets

a.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, ESP	$390	0.20%

b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	366	0.20

c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.20

d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	268	0.20

e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20

f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	255	0.20

g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, ESP	254	0.20

h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	227	0.10

i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	222	0.10

j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	220	0.10

78

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$1,615	1.00%
b. Mortgage loans over 90 days past due	18	—
c. Mortgage loans in the process of foreclosure	7	—
d. Mortgage loans foreclosed	—	—
e. Restructured mortgage loans	307	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	—%
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		Quarter	Quarter	Quarter

	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	2,036	1.30	2,436	120	39
c. Reverse repurchase agreements	—	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

79

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$752	0.50%	$715	$718	$806
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$77	—%	$160	$142	$143
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

80

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2023

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,321	0.9	$1,321	$—	$1,321	0.9%
All other governments	2,041	1.3	2,041	$—	2,041	1.3
U.S. states, territories and possessions, etc. guaranteed	239	0.2	239	$—	239	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	210	0.1	210	$—	210	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	5,392	3.5	5,392	$—	5,392	3.5
Industrial and miscellaneous	98,249	63.5	98,249	$—	98,249	63.5
Hybrid securities	377	0.2	377	$—	377	0.2
Parent, subsidiaries and affiliates	366	0.2	366	$—	366	0.2
Unaffiliated Bank loans	3,937	2.6	3,937	$—	3,937	2.6
Total long-term bonds	$112,132	72.5	$112,132	$—	$112,132	72.5
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$80	0.1	$80	$—	$80	0.1
Parent, subsidiaries and affiliates	—	—	—	$—	—	—
Total preferred stocks	$80	0.1	$80	$—	$80	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	196	0.1	196	$—	196	0.1
Parent, subsidiaries and affiliates Publicly traded	1	—	1	$—	1	—
Parent, subsidiaries and affiliates Other	72	0.1	68	$—	68	—
Mutual funds	1	—	1	$—	1	—
Total common stocks	$270	0.2	$266	$—	$266	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	5,601	3.6	5,601	$—	5,601	3.6
Commercial mortgages	23,562	15.2	23,562	$—	23,562	15.2
Mezzanine real estate loans	844	0.6	844	$—	844	0.6
Total valuation allowance	(355)	(0.2)	(355)	$—	(355)	(0.2)
Total mortgage loans	$29,652	19.2	$29,652	$—	$29,652	19.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	73	0.1	73	$—	73	0.1
Properties held for sale	2	—	2	$—	2	—
Total real estate	$75	0.1	$75	$—	$75	0.1
Cash, cash equivalents and short-term investments:
Cash	$(78)	(0.1)	$(78)	$—	$(78)	(0.1)
Cash equivalents	856	0.6	856	$—	856	0.6
Short-term investments	122	0.1	122	$—	122	0.1
Total cash, cash equivalents and short-term investments	900	0.6	900	$—	900	0.6
Contract loans	1,174	0.8	1,157	$—	1,157	0.8
Derivatives	1,884	1.2	1,884	$—	1,884	1.2
Other invested assets	6,457	4.2	6,456	$—	6,456	4.2
Receivables for securities	100	0.1	100	$—	100	0.1
Securities Lending	—	—	—	XXX	XXX	XXX
Other invested assets	1,985	1.3	1,985	$—	1,985	1.3
Total invested assets	$154,709	100.0	$154,687	$—	$154,687	100%

81

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

82

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (Continued)

DECEMBER 31, 2023

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

83

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Board of Directors Resolution	Not Applicable
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17 to Form N-4, File Nos. 333-185790 and 811-09003, filed on April 25, 2019.
(c)(2)	Amendment No. 2 to Distribution Agreement by and between American General Life Insurance Company and Corebridge Capital Services, Inc.	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(c)(3)	Selling Agreement	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(1)	AGL Index Linked Variable Annuity Contract ICC24-AG-811 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(2)	AGL Index Linked Variable Annuity Contract Data Page ICC24-AG-811-DP (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(3)	AGL Buffer with Cap Strategy Account Option(s) Rider ICC24-AGE-8116 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(4)	AGL Buffer with Cap Strategy Account Option(s) Rider ICC24-AGE-8116 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(5)	AGL Buffer with Trigger Strategy Account Option(s) Rider ICC24-AGE-8119 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(6)	AGL Buffer Dual Direction with Cap Strategy Account Option(s) Rider ICC24-AGE-8120 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(7)	AGL Lock with Buffer Strategy Account Option(s) Rider ICC24-AGE-8124 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(8)	AGL Buffer with Participation Strategy Account Option(s) Rider ICC24-AGE-8125 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(9)	AGL Performance Capture Rider ICC24-AGE-8121 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(10)	AGL Optional Return of Purchase Payment Death Benefit Rider ICC24-AGE-8117 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(11)	AGL Terminal Illness Rider ICC24-AGE-8007 (8/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(12)	AGL Extended Care Rider ICC24-AGE-8008 (8/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(e)(1)	AGL Individual Registered Index-Linked Annuity Application ICC24-AGA-228 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(e)(2)	AGL Individual Registered Index-Linked Annuity Application ICC24-AGA-228E (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(f)(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024.
(f)(2)	Bylaws of American General Life Insurance Company, restated as of June 8, 2005	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46 to Form N-6, File Nos. 333-43264 and 811-08561, filed on August 12, 2005.
(g)	Reinsurance Contract	Not Applicable

Exhibit Number	Description	Location
(h)	Participation Agreements	Not Applicable
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capital Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, File No. 333-277203, filed on October 15, 2024.
(p)	Power of Attorney — American General Life Insurance Company Directors	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, File No. 333-277203, filed on October 15, 2024
(q)	Letter Regarding Change in Certifying Accountant	Not Applicable
(r)	Historical Current Limits on Index Gains	Not Applicable
Item 28. Directors and Officers of the Insurance Company
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with the Insurance Company
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Timothy M. Heslin	Director, President, Life US
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement
Lisa M. Longino (8)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (6)	Director, Executive Vice President and Chief Information Officer
Emily W. Gingrich (5)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Terri N. Fiedler (3)	Director
Elizabeth B. Cropper (8)	Executive Vice President and Chief Human Resources Officer
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (5)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Product Filing
Frank A. Kophamel	Senior Vice President, Deputy Chief Actuary and Appointed Actuary
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Eric G. Tarnow	Senior Vice President, Life Products
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Farhad Mian (8)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer A. Roth (2)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Justin J. W. Caulfield (5)	Vice President and Treasurer
Julie Cotton Hearne (3)	Vice President and Corporate Secretary
Margaret Chih	Vice President and Tax Officer
Daniel R. Cricks	Vice President and Tax Officer
Angel R. Ramos	Vice President and Tax Officer
Valerie J. Vetters	Vice President and Tax Officer
Preston L. Schnoor (2)	Vice President, Product Filing
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley	Vice President, Product Filing

Names, Positions and Offices Held with the Insurance Company
Michelle D. Campion	Vice President
Korey L. Dalton	Vice President
Jeffrey S. Flinn (4)	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Rosemary Foster (3)	Assistant Secretary
Virginia N. Puzon (2)	Assistant Secretary
Angela G. Bates (5)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Grace D. Harvey	Illustration Actuary
Kenneth R. Kiefer (9)	Head of Structured Settlements
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (8)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (1)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, Texas 77019
(4)
2929 Allen Parkway, America Tower, Houston, TX 77019
(5)
28 Liberty Street, Floor 45th, New York, NY 10005-1400
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
30 Hudson Street, Jersey City, NJ 07302
(9)
1050 N. Western Street, Amarillo, TX 79106
Item 29.  Persons Controlled By or Under Common Control with Insurance Company
American General Life Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc.’s (“AIG”) share ownership of Corebridge, the publicly-traded parent company of AGL, and the rights granted to AIG by Corebridge as part of a separation agreement AIG and Corebridge, provide AIG with control over Corebridge’s corporate and business activities. An organizational chart for AIG can be found as Exhibit 21 in AIG’s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-24-000023, filed on February 14, 2024. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
To the full extent authorized by law, AGL shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer or serves or served in any capacity in any other corporation at the request of AGL. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, AGL has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by AGL of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, AGL will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina Nasta	Director, Chairman and President
John P. Byrne III (2)	Director
Eric Taylor	Director
Frank Curran	Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Controller
Daniel R. Cricks(1)	Vice President and Tax Officer
Julie A. Cotton Hearne(2)	Vice President and Secretary
Michael Fortey(2)	Chief Compliance Officer
John T. Genoy	Vice President
Mallary L. Reznik(3)	Vice President
Margaret Chih	Tax Officer
Valerie Vetters	Tax Officer
Rosemary Foster(2)	Assistant Secretary
Virginia N. Puzon(3)	Assistant Secretary

*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
(1) Principal business address 2727-A Allen Parkway, 3-D1, Houston, TX 77019
(2) Principal business address 2919 Allen Parkway, Houston, TX 77019
(3) Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 31a.  Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
This contract was not offered before 2024.
Item 32.  Location of Accounts and Records
Not Applicable.
Item 33.  Management Services
Not Applicable.

Item 34.  Undertaking
The Registrant hereby undertakes:
1
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and
2
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant, American General Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on this 12th day of December, 2024.
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
(Insurance Company)
BY: * CHRISTOPHER B. SMITH

  CHRISTOPHER B. SMITH
  DIRECTOR, CHARIMAN OF THE BOARD AND PRESIDENT
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board and President (Principal Executive Officer)	December 12, 2024

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	December 12, 2024

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	December 12, 2024

*TIMOTHY M. HESLIN TIMOTHY M. HESLIN	Director	December 12, 2024

*LISA M. LONGINO LISA M. LONGINO	Director	December 12, 2024

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	December 12, 2024

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	December 12, 2024

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		December 12, 2024